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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT 10.1

Product Purchase Agreement

        This Product Purchase Agreement including Exhibits ("Agreement") is made on and as of the 24th day of May, 2002 (the "Effective Date") by and among Sun Microsystems, Inc. a Delaware corporation, with offices at 901 San Antonio Road, Palo Alto, CA 94303 and Sun Microsystems International B.V., a Netherlands corporation, with offices at Computertweg 1, 3821 AA Amersfoort, the Netherlands (hereinafter together referred to as "Sun") and DotHill Systems Corporation, a Delaware corporation, with offices at 6305 El Camino Real, Carlsbad, California, 92009 and Dot Hill Systems B.V., a Netherlands corporation, with offices at Marssteden 94, 7547 TD Enschede, the Netherlands (hereinafter together referred to as "Supplier").

        WHEREAS Supplier is a seller of certain component parts, materials or finished goods, and

        WHEREAS Sun is a manufacturer of computing devices and platforms that incorporate such component parts, materials and finished products for sale to third parties, and

        WHEREAS Sun and Supplier desire to establish and agree upon terms and conditions in this Agreement that will apply to the purchase of Supplier's products by Sun.

        NOW THEREFORE in consideration of the mutual promises and undertakings of the parties hereto, the parties agree as follows:

1      DEFINITIONS

        Solely for purposes of this Agreement, the following terms and their grammatical variations shall have the meanings set forth hereinafter:

        1.1    Award Letter  shall mean that document executed by Sun and Supplier specifically referencing this Agreement that sets out the particular commitments of the parties with respect to prices and other terms relative to the purchase of specific Products pursuant to the terms and conditions of this Agreement. An Award Letter template is attached hereto as Exhibit A-1 for reference purposes only and is not binding on either party. An Award Letter shall not constitute a commitment to purchase any particular quantity of Products.

        1.2    Confidential Information  shall mean all information, materials and technology (a) disclosed in writing to a party hereto by the other party hereto (whether graphic, electronic or any other form) that are marked as proprietary or confidential; or (b) disclosed orally (or by demonstration or in some other means which is inherently impractical to mark), is identified as confidential at the time of disclosure and within thirty (30) days after the disclosure, is followed up with a brief written description and confirmation of the confidential nature of the information to the recipient sufficient to put the recipient on fair notice as to what was, and was not Confidential Information. Confidential Information may include proprietary information of third parties who have granted licenses to the disclosing party. Sun Product forecasts, Sun product roadmaps, Sun delivery schedules, Sun Product volumes, Product pricing and Sun Source Code (if any) under this Agreement shall be considered Sun Confidential Information hereunder, regardless of whether disclosed orally or in writing, or whether or not marked "Confidential" or "Proprietary." Supplier product forecast acknowledgements, Product pricing under this Agreement, Supplier Product roadmaps and Supplier Product costs and Product cost projections disclosed pursuant to Section 4.3 and Supplier Source Code (if any), shall be considered Supplier

Confidential Information hereunder, in each case, regardless of whether disclosed orally or in writing, or whether or not marked "Confidential" or "Proprietary."

        1.3    Demand Replenishment Program  shall mean the program which provides for Supplier-owned Product located at Supplier's facilities or Supplier-designated 3rd party hub locations to be delivered to Sun designated location(s) within the timeframe(s) such Product is required by Sun and which shall be provided to Supplier by means of a Demand Trigger.

        1.4    Demand Trigger  shall mean the mechanism, whether written or by electronic means in a method agreed to by the parties, by which Sun communicates to Supplier the required Products, quantities, delivery locations and delivery timeframes, under purchase orders ("P.O.") delivered by Sun to Supplier in accordance with the terms of this Agreement.

        1.5    Documentation  means any any user manuals, installation guides, configuration guides, trouble-shooting guides, release notes, Product information sheets, read-me files and other documents which Supplier provides with the Licensed Software or Products for use and reference by end users, including but not limited to product literature (provided in electronic, printed and hyper-text form), guides and descriptions relating to the Licensed Software and Licensed Firmware.

        1.6    Error  means any failure of the Licensed Software or Licensed Firmware to conform to the functional, operational and performance requirements described in the Specifications or Documentation.

        1.7    Error Correction  means a modification, patch, fix or addition to the Licensed Software Licensed Firmware that establishes a procedure or routine that eliminates an Error in the Licensed Software or Licensed Firmware.

        1.8    Intellectual Property Rights  shall mean all intellectual property rights worldwide arising under statutory or common law or by contract and whether or not perfected, now existing or hereafter filed, issued, or acquired, including all (a) patent rights; (b) rights associated with works of authorship including copyrights and mask work rights; (c) rights relating to the protection of trade secrets and confidential information; and (d) any right analogous to those set forth herein and any other proprietary rights relating to intangible property; but specifically excluding trademarks, service marks, trade dress and trade names.

        1.9    Leadtime  shall mean the number of days, or fraction thereof, from placement of a P.O. or Demand Trigger to the timeframe of delivery to the specified delivery location. Leadtimes shall be set out in the Award Letter.

        1.10    Licensed Software  shall mean the software programs that are identified in an Award Letter, including (a) any diagnostics, set-up configuration software and device drivers, if any, included in such programs; and (b) Updates, Upgrades, and Localized Versions that are made available by Supplier to Sun under this Agreement.

        1.11    Licensed Software Fees  shall mean the fees, if any, for each copy of the Licensed Software as set forth in the Award Letter.

        1.12    Licensed Firmware  shall mean Supplier microcode which forms an integral part of a Product that is made available by Supplier to Sun under this Agreement, including (a) any diagnostics, set-up configuration software and device drivers included in such microcode; and (b) Updates and Upgrades that are made available by Supplier to Sun under this Agreement.

        1.13    Localized Versions  shall mean a version of the Licensed Software or Documentation that is customized for use in an agreed upon foreign language. A description of the Localized Versions that Supplier will provide to Sun, the fees associated with such Localized Versions, and schedules for delivery by Supplier to Sun are set forth in Section 18.2.8 of the Agreement.

        1.14    Notice  shall mean the giving of notice in the manner described in Section 27.8 below.

        1.15    Object Code  shall mean the fully complied version of a software program or microcode that can be executed by a computer and used by a user without further compilation.

        1.16    Product(s)  shall mean those storage hardware and software products and component parts made available for sale or license by Supplier as are more specifically described in the applicable Award Letter.

        1.17    Source Code  shall means program code in high-level computer language readable by humans skilled in the language. "Source Code" includes available related documentation and tools, including comments, internal development tools and build environment.

        1.18    Specifications  shall mean the applicable product specifications for Products. The initial Specifications are set out in an exhibit to the applicable Award Letter.

        1.19    Sun Contractor(s)  shall mean the party or parties set forth in an Award Letter who provide integration services to Sun, including without limitation, manufacture, assembly and test, and who have been authorized by Sun in writing to purchase Products from Supplier in conjunction with such services.

        1.20    Sun-unique Components  shall mean those components and/or raw materials that contain Sun-unique trademarks, labeling and colors provided by Sun to Supplier and which the parties have agreed upon from time to time, on a Product by Product basis, are to be used exclusively in Products to be provided to Sun under this Agreement, but excluding in all cases those components and/or raw materials that do not contain Sun-unique trademarks, labeling and colors. A list of Sun-unique Components if any, shall be made a part of each Award Letter.

        1.21    Sun Logos  shall mean the Sun corporate logo and StorEdge logo as Sun may provide to Supplier from time to time under this Agreement, and no other logo, mark or designation.

        1.22    Sun-Originated Error Corrections  shall have the meaning set forth in Article 9.0 of Exhibit E.

        1.23    Update  means a release of the Licensed Software or Licensed Firmware containing substantially only Error Corrections, minor new features, functionality and/or performance enhancements.

        1.24    Upgrade(s)  means later releases, modifications, enhancements, or extensions to the Licensed Software and Licensed Firmware containing major new features or functionality.

        1.25    Upside Support  shall mean the maximum percentage increase (set out in each Award Letter) in the quantity of Product(s) that Sun may purchase and Supplier shall sell, manufacture and ship to Sun in excess of the quantities set out in Sun's outstanding P.O.s and/or unconsummed portion of the then-current forecast.

2      SCOPE

        2.1    Purchase of Products.    Supplier grants to Sun the right, for the period set forth in each Award Letter which period shall commence upon the date of Supplier's first customer shipment of a particular Product to Sun (the "Minimum Purchase Rights Period"), to purchase from Supplier production volume quantities of the Product under the terms and conditions of this Agreement and the applicable Award Letter. This Agreement does not constitute a contract to purchase any quantity of Products from Supplier. In the event that Sun elects to purchase Products from Supplier, Sun shall issue and deliver P.O.s to Supplier. Supplier shall accept Sun's P.O.s and schedule delivery of Products to Sun to the extent that such P.O.s are consistent with Sun's then current forecast and Leadtimes. The parties agree that P.O.s may be issued and shall be deemed received in the manner provided in Exhibit A.

        2.2    Applicable Parties.

          2.2.1    This Agreement applies with respect to all current or future Sun subsidiaries, locations and operations of Sun, wherever those may be located, and which are controlled by or are under the control of Sun.    The term "Sun subsidiaries" in this Section 2.2.1 means entities in which Sun controls more than fifty percent (50%) of the voting securities thereof only for so long as such requirement is met. This Agreement applies with respect to all current or future Supplier subsidiaries, locations and operations of Supplier, wherever those may be located, and which are controlled by or are under the control of Supplier. The term "Supplier subsidiaries" in this Section 2.2.1 means entities in which Supplier controls more than fifty percent (50%) of the voting securities thereof only for so long as such requirement is met. Supplier subsidiaries performing under this Agreement must be separately qualified by Sun prior to commencement of performance.

          2.2.2    Subject to the terms of this Section 2.2.2, upon written request by Sun, Supplier agrees to sell Products to Sun Contractors. Supplier shall use commercially reasonable efforts to negotiate and enter into an agreement with Sun Contractor(s) for the purchase of Products. In connection with such negotiations, Supplier shall extend terms and conditions to Sun Contractors which are [...***...] and which agreement will include without limitation that (i) [...***...] and (ii) [...***...]. Supplier shall have the right to determine the creditworthiness of any Sun Contractor and if Supplier determines that such Sun Contractor is not creditworthy, then Supplier may require such Sun Contractor to pay for such Products on a cash on delivery basis or through a letter of credit. All purchases made by Sun Contractors shall be added to Sun's cumulative volume of Products purchased for the purpose of determining any applicable volume discounts provided to Sun under this Agreement. Sun shall be liable to pay only for Products ordered by and invoiced directly to Sun and shall not be liable to pay for any Products ordered by Sun Contractors. Sun shall have the right to enforce Sun Contractor(s) rights under this Agreement or such other agreement entered into by Supplier and the Sun Contractor(s) related to the subject matter hereunder and Supplier agrees to incorporate language into its agreements with Sun Contractor(s) that establishes that Sun is an intended third party beneficiary of that agreement in accordance with the terms of this subsection.

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        2.3    Alternative Sources of Products and External Manufacturers.    Unless otherwise agreed to in the applicable Award Letter, Sun requires that Supplier use companies which provide manufacturing services ("External Manufacturers") to manufacture the Products. The parties will identify in the Award Letter the External Manufacturer and location of the facility for manufacture of the Products. Supplier will contract with the identified External Manufacturer for the manufacturing services related to the Product. Upon mutual agreement, which agreement will not be unreasonably withheld, delayed or conditioned, Supplier or Sun may change the External Manufacturer for the Products, add additional External Manufacturers for the Products and/or Supplier may perform on its own integration, customization, assembly and test activities related to the Products; provided however that Sun shall not be required under any circumstances to accept any alternative to the External Manufacturer that does not meet Sun's engineering, qualification and logistics requirements. Use of External Manufacturers shall not relieve Supplier from its duties under this Agreement. The External Manufacturer will build to the Product Specification and Supplier remains fully responsible to Sun for the Products at all stages.

        2.4    Dedicated Personnel.    Supplier shall dedicate at least [...***...] personnel to servicing the Sun account. These will initially be [...***...] Selection of individuals for these positions will be subject to approval by Sun, which approval will not be unreasonably withheld, delayed or conditioned, and such individuals assigned will be replaced upon reasonable notice from Sun if cause exists for such replacement. Supplier will select and identify the initial dedicated personnel, with the exception of the [...***...], within ten (10) business days of execution of this Agreement. Supplier will select and identify the [...***...] at least thirty (30) days prior to the date Sun makes its announcement of general availability of Product to its customers, which date will be communicated to Supplier. The full cost and all expenses of these personnel will be Supplier's responsibility. The individuals will be required to execute normal confidentiality agreements and comply with rules established by Sun (or the External Manufacturers) for employees of other companies working in Sun facilities. Details of the roles of the dedicated personnel are set out in Exhibit D. Sun will provide office space as Sun reasonably deems appropriate in its facilities for those Supplier personnel that Sun requires work at Sun.

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        2.5    Dedicated Space.    Supplier will provide dedicated office space in its headquarters facility for Sun personnel to work when they are visiting Supplier. Sun personnel will follow Supplier's rules, security requirements and instructions provided to such personnel when working on Supplier's premises. The Sun personnel assigned to work at Supplier's facility will be required to execute confidentiality agreements prior to the commencement of such work. Details of the dedicated space are set out in Exhibit D.

        2.6    Product Differentiation.    Supplier will undertake the following activities to permit the Products that Supplier sells to Sun under this Agreement to be differentiated from other products that Supplier sells to other parties:

          2.6.1    Supplier shall not disclose to any third party, without Sun's prior written consent, [...***...] any new Sun server models that Sun makes available during the [...***...] period commencing on the Effective Date. The term of the period of non-disclosure under this Section 2.6.1 for each new Sun server model shall be [...***...] from the date of Sun's General Availability of such new Sun server model.

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          2.6.2    During the term of the Agreement, Supplier shall not disclose to any third party, without Sun's prior written consent, [...***...]Supplier's disk array products [...***...].

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          2.6.3    Supplier and Sun will work together to establish link and launch capabilities for Sun's storage management software within sixty (60) days of Sun's General Availability of a Product. The Licensed Software included with a Product shall be able to see and manage Supplier's disk array products and the Products.

          2.6.4    During the Term of the Agreement, Supplier shall not disclose to any third party without Sun's prior written consent [...***...] The term of the period of non-disclosure under this Section 2.6.4 shall be: (a) for Sun servers that have been released for General Availability, [...***...] from the Effective Date of this Agreement; and (b) for new Sun servers models, [...***...] from the date of General Availability of the new Sun server model.

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        2.7    Training.    Sun's training requirements are set forth in Exhibits D-1 and E.

        2.8    Compensation Architecture.

          2.8.1    Supplier Sales Force Crediting.    Prior to Sun's Revenue Release of Products, Supplier will institute:

            2.8.1.1    End User.    A compensation architecture which, on a per-transaction basis, provides to Supplier end-user sales representatives/sales managers, [...***...] whether Products/services are [...***...] Elements of [...***...] include [...***...]

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              (a)  [...***...] is defined as providing the Supplier sales representatives/sales managers [...***...]

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              (b)  Revenue credit is defined as achievement against goal.

              (c)  Compensation is defined as commission or incentive bonuses paid.

              (d)  To qualify for [...***...], Supplier sales personnel must register those transactions in which they have encountered Sun sales activity on the same transaction with Supplier commissions accounting. Supplier shall provide a monthly summary of registered transactions to Sun for validation, in spreadsheet or mutually-agreed format. The summary shall be received by the tenth (10th) day following the end of the month in which a relevant sale was made.

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

              (e)  Data to be provided by Supplier to Sun in the summary will include: end-user name, partner name (if applicable), city, state/country, Sun storage rep name, and approximate number of units.

              (f)    Sun shall validate transactions which are listed in the summary, including number of units sold, by no later than the twenty-sixth (26th) day of the month in which the summary was timely received.

            2.8.1.2    Channel/OEM.    A compensation architecture which, on a per-transaction basis, provides to Supplier channel/OEM reps/sales managers, [...***...] whether Products/services are [...***...] Elements of [...***...] include [...***...].

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

              (a)  [...***...] is defined as providing the Supplier channel/OEM representatives/sales managers [...***...]

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

              (b)  Revenue credit is defined as achievement against goal.

              (c)  Compensation is defined as commission or incentive bonus paid.

              (d)  To qualify for [...***...] Supplier sales personnel must register their transactions with Supplier commissions accounting.

              (e)  Supplier shall provide a monthly summary of registered transactions to Sun for validation, in spreadsheet or mutually-agreed format. The Summary will be received by Sun by the tenth (10th) day following the end of the month in which the sale was made.

              (f)    Data to be provided in the summary will include: end-user name, partner name (if applicable), city, state/country, Sun storage rep name, and approximate number of units. Sun shall validate transactions which are listed in the summary, including number of units sold, no later than the twenty-sixth (26th) day of the month in which the summary was timely received.

            2.8.1.3A    compensation plan implementation which provides credits to Supplier sales personnel based on the month of shipment of the Product, not in the month of reporting,

            2.8.1.4    To ensure channel neutrality in order placement, at the end of each fiscal quarter and year end, a grace period of an additional ten (10) days will be granted for finalization of quarterly representative results.

          2.8.2    Supplier Sales Coverage of Sun Microsystems

            2.8.2.1    Supplier and Sun shall each designate a sales program manager as its key sales implementation liaisons between the companies. Not less than four times per year, during the Initial Term of this Agreement, the program managers will meet and hold sales program reviews which will cover field engagement issues, relationship management coverage, sales coverage, product updates, and other issues relevant to the parties sales personnel. Each party will comit to having representation from sales management to attend these sales program reviews..

            2.8.2.2    Supplier shall designate sales relationship managers and a key technical sales contacts for the following Sun geographical entities: (a) United States, (b) Canada, (c) Latin America, (d) Europe, Middle East, and Africa (EMEA), and (e) Asia Pacific and Japan.

            2.8.2.3    Sun shall designate a storage sales management contact and a storage technical sales contact for each of the above geographical entities.

            2.8.2.4    Supplier shall goal and compensate the above personnel for the revenue and, where goaled, the contribution portion of their compensation plan exclusively based on sales of Sun-branded Supplier Product.

            2.8.2.5    Sun will provide the Supplier relationship managers with a geographic breakdown of its shipments of Products to the above-listed territories on a quarterly basis no later than the twenty-sixth (26th) day of the month following the end of each quarter. The personnel designated in this Section 2 shall be kept in place during the term of this Agreement.

        2.9    Supplier Roadmaps.    In their quarterly management reviews, the parties will be discussing Supplier's product roadmaps. When Sun is interested in adding one of Supplier's new storage array products to the Products it is purchasing, it will inform Supplier in writing as early as it is reasonable to do so. Supplier will then make Sun a written presentation of the new storage array product with sufficient specifications and prototypes for Sun to evaluate the design and features.

        2.10    Management Reviews.    The parties will hold quarterly management reviews (QMR) to discuss Supplier's scorecard, key messages, product roadmaps and other topics. They will also hold quarterly Product Cost Review (PCR) meetings to discuss cost reductions and other cost related issues. Reports for the quarterly meetings will be due in advance of such meetings. The parties will also hold quarterly executive reviews (ERs). Each party will designate its senior executive representative and their teams.

3      TERM

        The term of this Agreement shall commence on the Effective Date and continue for a period of [...***...] ("Initial Term") and shall thereafter be automatically renewed for additional [...***...] periods (the "Term") unless either party gives written Notice of termination at least [...***...] before any anniversary of the end of the Initial Term or the renewal term, as the case may be. If any Award Letter is still in effect at the time this Agreement terminates or expires, then this Agreement shall continue in effect solely as to such Award Letter until such time as the Award Letter is terminated or expires.

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4      FORECAST/PRODUCT PRICING

        4.1    Forecast.    Sun shall use its reasonable efforts to provide Supplier with a [...***...] rolling forecast of its intended purchases updated quarterly. Such forecast will be for Supplier's convenience only and shall not create any obligation or liability for Sun to purchase Product in accordance with such forecast, except for certain components as may be expressly provided for in other provisions of this Agreement.

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        4.2    Product Pricing.    Product descriptions and pricing set forth in the applicable Award Letter. Unless otherwise set forth in the Award Letter, the prices from Supplier will be (a) based on [...***...], (b) inclusive of [...***...]; and (c) exclusive of [...***...]. Supplier will provide to Sun the agreed upon [...***...] if any, that is set forth in each Award Letter; provided however that the Product pricing may be subject to [...***...] Supplier and Sun will put in place a review mechanism to cover [...***...] in specific [...***...] situations.

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        4.3    Cost Reductions/Savings.

          4.3.1    Cost Reductions.    Supplier will work actively to achieve cost reductions on all materials/processes associated with Product. Supplier will provide to Sun an anticipated [...***...] profile on a quarterly basis as part of Sun's Product Cost Review process.

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          4.3.2    Cost Savings.    In addition to the foregoing, Supplier will work actively to achieve additional cost reductions which lower Product costs and Supplier is encouraged to suggest to Sun changes to materials/processes, however small, that will result in improved performance, reliability or yield of Products. Unless otherwise set forth in the Award Letter, if Sun and/or Supplier initiate changes which reduce the cost of the Products and that are accepted by Sun, [...***...] of the cost savings beyond the per quarter price reduction required under section 4.2 will be passed on to Sun immediately upon implementation of the change to the Product for Product that incorporates the change. The remaining [...***...] of such cost savings will be retained by Supplier.

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          4.4  Packaging.    All prices must include packaging in accordance with Sun's packaging requirements including without limitation those requirements set forth in the then-current Packaging Specification for OEM Development Criteria provided to Supplier by Sun. Sun encourages the use of reusable packaging to reduce waste and therefore cost to the Product.

          4.5  Labeling.    All Product pricing must include the costs of labeling in accordance with Sun's labeling requirements (system level labels, FRU labels, packaging labels, Customer Information sheets, etc.) including without limitation those requirements set forth in Engineering Specification for Part Label Identification 950-1419-xx and Bar Code Marking Standard for Suppliers, 950-1037-xx provided to Supplier by Sun.

5      DESIGN AND DEVELOPMENT WORK.

        The parties do not intend to engage in any development under the terms of this Agreement. Should the parties determine to engage in any development activity, the parties will enter into a separate development agreement in advance of the commencement of such activity which will include all appropriate terms.

6      ALLOCATION

        Supplier will notify Sun promptly whenever Supplier identifies a reasonable likelihood that there is or will be a materials or capacity constraint that could negatively affect Supplier's ability to meet Sun's existing or forecasted needs for Product(s) ("Supply Constraint"). During any period of Supply Constraint, Supplier agrees, at a minimum, to allocate materials and capacity to Sun under whichever of the following formulas would [...***...]: (i) in proportion to [...***...]; (ii) in proportion to [...***...]; or (iii) any allocation formula which [...***...]

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7      [...***...] PRICES

        Supplier represents and warrants that the prices charged by Supplier to Sun for the Product(s) are [...***...]

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8      PAYMENT TERMS/INVOICES

        8.1    Unless otherwise specified in the applicable Award Letter, payment is due within ten (10) days after the receipt of invoice or receipt of Product whichever is later ("Payment Due Date") unless Sun disputes an invoice. Unless otherwise specified in the applicable Award Letter, payment shall be made in U.S. Dollars. Sun shall not be required to pay the disputed portion of any invoice, pending resolution of that dispute; provided, however that Notice of the dispute has been forwarded to Supplier prior to the Payment Due Date.

        8.2    Payment of an invoice does not constitute acceptance of Products. Upon prior notification to Supplier, (i) invoices will be subject to adjustment for errors, shortages, and/or rejected Products and (ii) the amount of all good faith claims for monies due to Sun by Supplier relating to Products may be deducted by Sun from Supplier's outstanding invoices under this Agreement.

        8.3    The information on Supplier's invoice shall include, but not be limited to, the following: P.O. number; Sun part number(s); quantities; unit value and agreed upon settlement currency; and freight charges, if applicable, stated separately. Invoices must be addressed to Sun's Accounts Payable

Department, P.O. Box 7550, Mountain View, CA, 94039-7550. With respect to U.S. imports, information provided on Supplier's invoice shall conform to the requirements specified in the U.S. Code and Code of Federal Regulations.

9      LEADTIME/DELIVERY

        9.1    Leadtime.    Leadtime for each Product shall be as specified in the Award Letter.

        9.2    Delivery.    Unless otherwise specified in an Award Letter, delivery shall be FCA (INCOTERMS 2000) Sun designated facility.

        9.3    DeliveryPerformance.    If Supplier is unable to deliver the total quantity of Products ordered for delivery by Supplier pursuant to a Demand Trigger, Supplier shall notify Sun promptly, and Sun may, at its sole option, consent to partial delivery. If Sun does not consent, Sun may: (1) reschedule the delivery or (2) if such partial delivery is due to fault of Supplier, cancel the affected portion of the order without any further obligation to Supplier for the canceled portion. Partial deliveries shall be separately invoiced by Supplier.

        9.4    Extraordinary Transportation for Late Deliveries.    If it should be reasonably expected that a shipment of Product will not be delivered on the agreed delivery date due to fault of Supplier, upon Sun's request Supplier shall, at Supplier's expense, use any extraordinary transportation to deliver Product at the earliest possible date.

        9.5    Risk of Loss or Damage.    Supplier shall be responsible for any loss or damage to Product due to Supplier's failure to properly preserve, package, or handle the Product. Supplier shall adhere to the requirements set forth in the 950-1685-xx, Specification for Materials used to Close, Seal & Secure Containers, as amended from time to time by Sun, provided to Supplier separately from this Agreement. Notwithstanding any prior inspection, Supplier will bear all risk of loss, damage or destruction to the ordered Products until delivery to the specified delivery location.

10    RESCHEDULING/CANCELLATION

        10.1    Rescheduling.    Sun may, from time to time, reschedule all or part of its delivery requirements, at no charge, from the current quarter into the subsequent quarter.

        10.2    Cancellation.    Sun may, from time to time, cancel all or any part of a P.O. prior to shipment of the Product(s) which is the subject of the P.O, subject to the terms of Section 10.3 with respect to Sun's first P.O. under this Agreement. Sun's liability for cancellation charges shall not exceed (i) for finished goods scheduled for delivery, [...***...], plus (ii) for that quantity of unfinished goods and Sun-unique Components that are within the specified minimum quantities and agreed upon lead times, [...***...], pursuant to this Agreement.

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        Upon such Notice from Sun, Supplier shall:

          10.2.1    Immediately reduce/cancel its outstanding purchase orders for components and raw materials by the quantities in excess of those needed to meet Sun's requirements.

          10.2.2    Perform or have performed a physical inventory of materials that Supplier may reasonably claim were required to comply with Sun's delivery requirements and in-line with the appropriate quantity of Sun-unique Components ("Supplier Inventory"). Sun reserves the right, at its option, to perform an audit of Supplier Inventory. Sun's liability to pay, reimburse, or otherwise compensate Supplier for Supplier Inventory shall not exceed the minimum Supplier Inventory that was reasonably required to comply with the proposed delivery schedule(s) and lead times applicable to Sun's outstanding P.O.s.

          10.2.3    Use commercially reasonable efforts to return components to the supplier(s) at the same price at which they were purchased.

          10.2.4    Use commercially reasonable efforts to sell Products and Sun-unique Components to a third party subject to written approval by Sun pursuant to the terms of Article 20 below, at a price acceptable to Sun. Sun shall reimburse Supplier for the difference between Supplier's purchase price and the Sun-approved price at which it sold the Products/Sun-unique Components to a third party. If the sales price exceeds Supplier's component purchase price, then the excess shall first be applied to offset any obligation of Sun under this paragraph and any excess thereafter shall be retained by Supplier.

          10.2.5    Perform a physical inventory of the remaining Supplier Inventory within five (5) business days after completion of 10.2.1. through 10.2.4. above.

          10.2.6    Provide Sun documentation, satisfactory to Sun, within twenty (20) business days after receipt of Notice indicating the quantities and kind of Supplier Inventory that Supplier has not resold, reused or redirected to other use, or is not able to resell or otherwise use.

          10.2.7    Subsequent to Supplier's efforts under 10.2.1. through 10.2.6. above Sun shall respond to Supplier's claim for reimbursement or compensation within ten (10) business days after receipt of the documentation.

        Under no circumstances shall Sun be responsible for nor shall Supplier receive, duplicative cancellation charges. Cancellation by Sun under this Section of any P.O. shall not excuse Supplier's performance with respect to any other P.O. Payment by Sun of the cancellation charges agreed to by Sun and Supplier shall constitute a full compromise and settlement of all claims of Supplier for loss, expense or damages arising out of Sun's cancellation of the P.O.

        10.3    First Purchase Order.    Sun's first quarterly Purchase Order under this Agreement shall be: (a) non-cancelable; and (b) reschedulable over a twelve (12) month period.

11    UPSIDE SUPPORT/ACCELERATED DELIVERIES.

        The terms for Upside Support are set forth in the Award Letter. Supplier will use commercially reasonable efforts to accommodate Sun requests for Product beyond the Upside Support agreed to in the Award Letter. Requests for Product beyond the Upside Support may be subject to additional charges actually incurred by Supplier and other requirements related to manufacturing and materials cycle time, availability of personnel and manufacturing capacity. Supplier will inform Sun in writing of any additional charges and requirements that apply to delivery of Product beyond the Upside Support agreed to in the Award Letter and obtain approval from Sun to such additional charges and requirements prior to starting such Products. Upon designation of a Product as end of life by Sun, Supplier shall not plan for Upside Support unless specifically agreed to by the parties. When requested by Sun, Supplier shall use commercially reasonable efforts to sell and deliver to Sun Product(s) at an accelerated delivery schedule; provided however, that Sun shall be reasponsible for the payment of the actual, additional freight charges required to meet an accelerated delivery schedule for Products beyond the Upside Support agreed to in the Award Letter.

12    WARRANTY

        12.1    Product Warranty.    Subject to the exclusions and other limitations set forth in this Section 12.1, Supplier warrants that the Product(s) will be free from defects in design, materials and workmanship and will conform in all respects to the Specification(s) at the time of delivery of the

Product to Sun and for [...***...] months from the date of delivery of the Product to Sun. Supplier shall (a) for field failures, (i) first, repair or replace defective Product within the number of days set forth in Exhibit B after notification from Sun that the Product is defective or does not conform to the Specifications; (ii) then, if the Products can not be repaired or replaced within a commercially reasonable time, credit Sun for the amount paid for Product that has been returned to Supplier; and (b) for failures in manufacturing, within five (5) days after notice from Sun, credit Sun for the amount paid for Product that has been returned to Supplier and all freight charges related to the product return. Supplier makes no, and hereby disclaims, any warranty with respect to any design provided by Sun.

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        Supplier shall not be required to make repairs or cause replacements of Products due to any of the following events, so long as they are not due to Supplier: (a) unauthorized modification or use outside the operating environment set forth in the Specification; (b) misuse, abuse, or improper installation; or (c) accident or negligence in use, storage, transportation (except when such transportation is the responsibility of Supplier) or handling. The warranty of this Section 12.1 shall not apply to engineering prototype (but, for clarification purposes, does apply to evaluation, training and demo units provided under Section 14.7).

        12.2    Unexpected Failures.

          12.2.1    For purposes of this Agreement, "Unexpected Failures" shall mean Product failures that relate to the same or similar root cause occurring within [...***...] after the date of delivery of the Product, equal to or in excess of [...***...] of the total number of a Product from any production lot or [...***...] of the total number of a Product delivered to Sun during any [...***...] period (the "Unexpected Failure Rate") and which would have constituted a breach of the warranty provided in Section 12.1.

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          12.2.2    In the event of a suspected Unexpected Failure, Sun shall promptly notify Supplier, and shall provide the following information, if known and as may then exist: a description of the defect, and the suspected lot numbers, serial numbers or other identifiers, and delivery dates of the defective Products. Sun shall also deliver or make available to Supplier, samples of the defective Products for testing and analysis.

          Within five (5) business days of receipt of Notice from Sun, Supplier shall provide its preliminary findings regarding the potential cause of the failures. Thereafter, Supplier shall promptly provide the results of its root cause corrective analysis, its proposed plan for the identification of and the repair and/or replacement of the affected Products, and other reasonable and appropriate information.

          12.2.3    The parties shall cooperate and work together to expeditiously devise and implement a mutually acceptable corrective action program which is commercially reasonable under the circumstances and which minimizes disruption to the end users and Sun's direct and indirect distribution channels (the "Corrective Action Program"). The Corrective Action Program shall identify all costs related to the Unexpected Failure including, without limitation: material costs, labor costs (and associated housing and travel costs), freight costs, equipment costs and screen costs. The parties agree to negotiate in good faith any revisions to the Corrective Action Plan to address additional costs.

          12.2.4    Supplier shall be responsible for [...***...] of the following costs, expenses and liabilities under the Corrective Action Program: (a) for materials, (i) to repair and/or replace of the defective Products; or (ii) to provide Sun, upon return of the Product to Supplier, a credit or payment in an amount equal to the cost to Sun for qualified, nondefective replacement Products acceptable to Sun; b) labor costs (and associated housing and travel costs) to repair and/or replace the defective Products; and c) freight and transportation costs actually incurred in connection with the repair and/or replacement of the defective Products (and the larger product in which the Product is incorporated if the Product cannot be separated without undue inconvenience or disruption to the end user).

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          12.2.5    With respect to all costs agreed to in the Corrective Action Program (other than those set forth in section 12.2.4), Supplier shall [...***...]

        12.3    Licensed Software and Licensed Firmware Warranty.    Supplier represents and warrants that (a) the Licensed Software and Licensed Firmware will not, to the best of Supplier's knowledge, infringe or misappropriate any third-party patent rights; (b) the Licensed Software and Licensed Firmware will not infringe or misappropriate any third party copyright, trademark (excluding the Sun Logos) or trade secret; (c) Supplier has the right and power to enter into this Agreement and grant the licenses set forth herein; (d) the Licensed Software and Licensed Firmware will conform and continue to conform to the Specifications and Documentation; (d) the Licensed Software and Licensed Firmware and associated media contain no computer instructions designed to (i) disrupt, damage or interfere with use of computer or telecommunications equipment or facilities, or (ii) disrupt or corrupt the use, operation or results of any computer program; and (e) the Licensed Software and Licensed Firmware do not contain any virus, worm or other harmful code. Sun represents and warrants that the Sun Logos will not infringe any third-party trademark rights.

        12.4    EXCEPT FOR THE EXPRESS WARRANTIES STATED IN THIS SECTION 12 AND SECTION 8 OF THE TOOLING EXHIBIT, SUN AND SUPPLIER MAKE NO ADDITIONAL WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER. IN PARTICULAR, ANY AND ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND, WITHOUT LIMITING THE PARTIES OBLIGATIONS UNDER ARTICLE 20, NON-INFRINGEMENT ARE EXPRESSLY EXCLUDED.

13    QUALITY/CUSTOMER SUPPORT/SPECIFICATION CHANGES

        13.1    Quality.    Supplier shall deliver Product(s) which conforms in all material respects to the Specifications and shall comply in all material respects with Supplier's Quality Program attached as Exhibit C to this Agreement.    Sun shall not be required to accept any Product which is not qualified by Sun for use in Sun's products.

        13.2    Customer Support.    During the term of this Agreement, and thereafter for the period of time set out in Exhibit B, Supplier will provide in-warranty and out-of-warranty customer service and support in accordance with Exhibit B. Supplier shall comply with the Customer Support Quality Requirements attached hereto as Exhibit C-1.

        13.3    Specification Changes.    Supplier-initiated changes to the Specification will be governed by the terms of Exhibit C. Sun may, at any time, request changes in writing to the Specifications, which changes shall be accepted by Supplier if within Supplier's then-current processes and/or is commercially reasonable. If the change causes an increase in the cost or the time required by Supplier for performance of any P.O. and Supplier so notifies Sun in writing, then if Sun wishes such change to be made, any adjustment to the price or delivery schedule and implementation date will be as agreed to by the parties in writing. No claim by Supplier for such an adjustment will be valid unless asserted within thirty (30) days from the date of Supplier's receipt of the change order. All changes to Products must be made in accordance with Sun's Product Change Notification (PCN) process and the terms of Exhibit C.

14    SUPPLIER INITIATIVES

        14.1    Resident Supplier Program.    The parties have agreed to implement a Resident Supplier Program and the terms and conditions applicable to such Program, including a Statement of Work(s) and a Sun Confidential Disclosure Agreement specific to Resident Suppliers, will be set forth as Exhibit G.

        14.2    Demand Replenishment Program.    The parties have agreed to implement a Demand Replenishment Program and the terms and conditions related to each Demand Replenishment Program shall be set forth as an exhibit to the applicable Award Letter.

        14.3    Material Procurement and Inventory Management.    Supplier will use commercially reasonable efforts to ensure that the amount of finished goods inventory, work in process, and Sun-unique Component ("Inventory") is limited to that amount required to support the agreed upon lead times and Upside, unless otherwise agreed to in writing by Sun. The costs associated with any excess Inventory not authorized in writing by Sun will be borne by Supplier, notwithstanding any provision to the contrary, including Section 10.2. (Cancellation).

        14.4    Compliance with Supplier Handbook.    Sun shall make the most current version of the Supplier Handbook ("Handbook") available to Supplier during the term hereof. Supplier represents that it has read and familiarized itself with the Handbook. Supplier agrees to use commercially reasonable efforts to comply with the then most current version of the Handbook provided, however, that (a) unless otherwise agreed by the parties, Supplier shall have no obligation to disclose to Sun any detailed elements of Supplier's costs for materials, labor and overhead and Supplier's profits included in the Products that may be sold to Sun under this Agreement, and (b) Supplier shall not be obligated to comply with any requirements in the Handbook for which Supplier provides a reasonable objection to Sun in the form of a detailed Notice explaining the circumstances. In the event Supplier submits a Notice to Sun related to the Supplier Handbook, Sun and Supplier agree to negotiate in good faith to promptly resolve any reasonable objections that Supplier raises regarding its compliance with the Supplier Handbook. Supplier acknowledges that Sun will use the Supplier Handbook to evaluate Supplier's performance, including with respect to requirements that are the subject of unresolved Supplier objections. Supplier acknowledges that from time to time Sun may issue and revise the Supplier Handbook.

        14.5    Business Continuity Plan.    Supplier agrees to provide to Sun documented evidence of a business continuity plan to ensure Supplier's capability to provide the Products in an agreed upon timeframe after an event which may materially and adversely affect Supplier's ability to deliver Products to Sun as scheduled. Such event may include one or more of the following: (1) Supplier system(s) component failures (including without limitation, hard disk failure, computer virus, and local area network outages); (2) natural or man-made disasters (including without limitation, fire, flood, earthquake, bombing, sabotage, and vandalism); (3) any work stoppages of any kind, and (4) any failure of a Supplier subcontractor to provide materials. These plans also include development of alternate sourcing strategies for materials; redirection of Product manufacture, including work in progress and finished goods to another Supplier location/facility (subject to qualification by Sun). All such business continuity plans are subject to written approval by Sun. A Product-specific Business Continuity Plan shall be included as an exhibit to the Award Letter if required by Sun for the Product award. In no event shall Supplier increase Product costs under this Agreement as a result of these business continuity plans or as a result of the implementation of such.

        14.6    Certifications.    All shipping information, including that on invoices, packing lists, and packing labels will list the country of origin for all Products supplied, must be in both text and scannable bar code formats and must comply with Sun's labeling specification documents 917-1335-xx, WWOPS Supplier Specifications for Barcoding of Packaging, and 950-1419-xx, Engineering Specification for Part Identification Labels. The invoice and packing list must also list the country of origin by part number. Supplier must conform with Sun's Origin Management System and its applicable procedures provided to Supplier by Sun.

        14.7    Qualification, Demonstration, Support and Training Units.

          14.7.1    Supplier agrees to provide Sun up to [...***...] of Products in exchange for Sun products. The Products and Sun products received by each party pursuant to this Section 14.7.1 shall be for internal use only, and not for resale. For purposes of this exchange, the products from Sun will be valued at [...***...] and the Products from Supplier will be valued at a [...***...]

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          14.7.2    In addition to the units Sun receives from Supplier pursuant to Section 14.7.1, Supplier agrees to sell to Sun, in the quantities and in the mix determined by Sun, [...***...] of Products for Sun's internal use only, and not for resale. The price of such units shall be [...***...]

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          14.7.3    All units offered for exchange or sale under this Section 14.7 will be made available to Sun prior to revenue release of each Product.

          14.7.4    This Section 14.7 will apply to new Products added to this Agreement in the future. For each new Product, Sun and Supplier will mutually agree to an additional amount for exchange units.

        14.8    Sun Programs.    Supplier will use commercially reasonable efforts to comply with all supply chain initiatives, including without limitation, Advanced Material Planning (AMP) and scorecarding (the "Programs"). Supplier shall not be obligated to comply with any requirements in the Programs for which Supplier provides a reasonable objection in the form of a detailed Notice to Sun explaining the circumstances. In the event Supplier submits a Notice to Sun related to the Programs, Sun and Supplier agree to negotiate in good faith to promptly resolve any reasonable objections that Supplier raises regarding its compliance with the Programs. Supplier acknowledges that Sun will use the Program requirements to evaluate Supplier's performance, including with respect to requirements that are the subject of unresolved Supplier objections to the Programs. Supplier acknowledges that from time to time Sun may revise the Programs.

15    AUDIT RIGHTS.

        Sun reserves the right, for itself and its customers where Sun has contractual requirements from its customers, to enter Supplier's premises or other facilities where the Products are being manufactured, upon reasonable notice and during normal business hours and subject to Supplier's and/or External Manufacturers' standard security procedures, to audit and inspect the quality of the manufacturing and testing procedures utilized and the resulting Products, and to verify that the Products conform to the contractual requirements and for Sun to confirm that Supplier is complying with the terms and conditions herein.

16    PRODUCT DISCONTINUANCE/END OF LIFE

        16.1    Supplier Product Discontinuance.    Supplier shall provide Sun with Product during the Minimum Purchase Rights Period as defined in Section 2.1. Supplier may discontinue manufacture and sale of a particular Product either: (a) upon [...***...] written notice following the expiration of the

Minimum Purchase Rights Period; or (b) within the Minimum Purchase Rights Period, on the following conditions: (i) [...***...] written notice by Supplier following [...***...] after Sun's revenue release of the Product (or system incorporating the Product); (ii) Sun's agreement, which it may not unreasonably withhold, delay or condition, to a replacement product which meets Sun's engineering and other qualification, marketing and scheduling requirements; (iii) Supplier's agreement to [...***...]; and (iv) mutual agreement on an inventory mitigation plan for the discontinued product. If Supplier discontinues production of Product without complying with the terms of 16.1(a) or 16.1(b), Sun may exercise its rights under any manufacturing rights agreement between the parties. Supplier shall accept Sun's P.O.s for discontinued Product for delivery during the [...***...] periods set forth in Sections 16.1(a) and 16.1(b).

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        16.2    Sun Product End of Life.    Sun shall notify Supplier in writing at least [...***...] prior to Sun ceasing to purchase any Product set forth in a P.O. due to Sun's discontinuance of a Product. Such Notice shall include Sun's requirements for such Product during such [...***...], or longer, period. Sun shall have the full end of life (``EOL") period specified in the Notice, during which Sun may take delivery of EOL quantities or remaining quantities of the Product, as the case may be.

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

17    MANUFACTURING RIGHTS.  Manufacturing rights granted to Sun by Supplier are covered in a separate agreement to be executed along with this Agreement.

18    PROPRIETARY RIGHTS

        18.1    Sun Logos.

          18.1.1    Use of Sun Logos.    Except as expressly set forth in Section 18.1.2, Supplier is granted no right, title, or license to, or interest in, the Sun Logos. Supplier acknowledges Sun's rights in the Sun Logos and agrees that any use of the Sun Logos by Supplier shall inure to the sole benefit of Sun. Supplier agrees not to (a) challenge Sun's ownership or use of, (b) register, or (c) infringe the Sun Logos, nor shall Supplier incorporate the Sun Logos into Supplier's trademarks, service marks, company names, internet addresses, domain names, or any other similar designations. If Supplier acquires any rights in the Sun Logos by operation of law or otherwise, it will immediately assign such rights to Sun along with any associated goodwill, applications, and/or registrations.

          18.1.2    Logo License.    Sun grants to Supplier a non-exclusive, non-transferable, worldwide, royalty-free license, without the right to sublicense (except to the External Manufacturer designated in the Award Letter under terms and conditions no less restrictive than those set forth in this Section 18.1) to affix or have affixed the Sun Logos to the Products and related Documentation to be supplied to Sun under this Agreement, in the manner and as directed by Sun and in accordance with Sun's then-current trademark guidelines. Upon request of Sun, Supplier shall attribute all Sun Logos to Sun by using the appropriate marks as directed by Sun. In connection with the license granted hereunder, Sun shall have the unilateral right to establish such quality standards concerning the use of the Sun Logos as Sun deems reasonably necessary to protect the Sun Logos. The license granted by Sun pursuant to this Section 18.1.2 shall terminate automatically upon the effective date of expiration or termination of this Agreement, unless otherwise agreed to by Sun.

        18.2    Licensed Software and Firmware.

          18.2.1    Software License.    With respect to the Licensed Software, Supplier hereby grants to Sun for each copy of the Licensed Software for which Sun has paid the Licensed Software Fees, if any, a non-exclusive, royalty-free, fully paid-up, perpetual, worldwide, license to use and distribute, directly or indirectly through multiple tiers of distribution, the Licensed Software in Object Code form on CD-ROM media or via the Internet pursuant to Sun's standard process. Any distribution of copies of the Licensed Software by Sun shall be made pursuant to Sun's standard form binary code license agreement, a copy of which is attached hereto as Exhibit F. Sun may make a reasonable number of backup copies of the Licensed Software for disaster recovery purposes. The license of this Section 18.2.1 is irrevocable with respect to all copies of the License Software for which Sun has paid all Licensed Software fees, if any, for such copies.

          18.2.2    Firmware License.    With respect to Products that contain Licensed Firmware, subject to the payment by Sun to Supplier of the applicable fees for each unit of Product, Supplier hereby grants to Sun a non-exclusive, fully paid-up, royalty free perpetual, worldwide, license to use and distribute, directly or indirectly through multiple tiers, in Object Code form the Licensed Firmware, solely as integrated into each Product that is purchased by Sun from Supplier under this Agreement. The expiration or termination of this Agreement shall not affect the license rights granted by Supplier to Sun for Licensed Firmware ordered by Sun prior to the expiration or termination date. The license of this Section 18.2.2 is irrevocable with respect to all Products for which Sun has paid all applicable fees for such Products.

          18.2.3    Documentation.    Sun desires for Supplier to modify the Documentation to create derivative works thereof that conform to Sun's requirements ("Sun-modified Documentation") for use with the Products. Subject to the payment of all applicable fees, if any, by Sun for Supplier's creation of such Sun-modified Documentation, Supplier hereby grants Sun a non-exclusive, fully paid-up, royalty-free, perpetual, worldwide, irrevocable license to reproduce and distribute, directly or indirectly, via CD-ROM media, printed form or the Internet pursuant to a Sun's standard process the Sun-modified Documentation, solely for use with the Product that is purchased by Sun from Supplier under this Agreement. If Sun and Supplier fail to reach agreement within a reasonable timeframe on the fees that will apply and schedule for the creation by Supplier of Sun-modified Documentation, Supplier further grants to Sun a non-exclusive, fully paid-up, royalty-free, perpetual, worldwide, irrevocable license to copy, have copied, and modify the Documentation, at Sun's cost and expense, to create Sun-modified Documentation solely for use with each Product that is purchased by Sun from Supplier under this Agreement.

          18.2.4    Internationalized and Localized Versions of Software and Documentation.    Supplier shall provide Sun both the internationalized and localized versions of the Licensed Software and Documentation as set forth below.

            18.2.4.1    Localized Versions.    Supplier shall deliver to Sun Localized Versions in [...***...] of the Licensed Software within [...***...] of Sun revenue release of the Licensed Software. Supplier shall deliver to Sun Localized Versions in [...***...] of the Licensed Software and Documentation within [...***...] of the later of: (a) Sun's revenue release of the Licensed Software; or (b) Sun's placement of a purchase order for such Localized Versions. At Sun's request, Supplier shall deliver to Sun Localized Versions in additional languages upon mutually agreed upon schedules and prices.

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

            18.2.4.2    Charges.    Supplier shall deliver to Sun Localized Versions in the following languages at no charge: [...***...]. Supplier shall deliver to Sun the Localized Versions in the following languages at Supplier's actual cost for creating such Localized Versions: [...***...]). At Sun's s request, Supplier shall deliver to Sun Localized Versions in additional languages at Supplier's actual cost for creating such Localized Versions.

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

            18.2.4.3    Supplier Nonperformance.    In the event Supplier fails to provide Sun with such Localized Versions following ten (10) business days' notice of non-performance from Sun, Supplier shall provide and license to Sun, at no additional charge, the necessary components to permit Sun to develop such Localized Versions. In the event Sun develops such Localized Versions, Sun will grant to Supplier a non-transferable, non-exclusive, worldwide, royalty-free license to use, reproduce, market and distribute such Localized Versions after Supplier reimburses Sun for its out-of-pocket costs actually incurred for creating the Localized Versions. Any such Localized Versions and localized Documentation shall be owned by Sun but shall, however, be subject to Supplier's pre-existing rights in the Licensed Software and Documentation.

          18.2.5    Source Code.    Supplier shall provide and license to Sun the Source Code for the Licensed Software for use solely for support and maintenance purposes in accordance with and subject to the terms of Article 9.0 of Exhibit E. Additionally, Sun shall provide and license to Supplier any Sun-Originated Error Corrections in accordance with and subject to the terms of Article 9.0 of Exhibit E.

          18.2.6    License Restrictions.    Sun acknowledges that Supplier claims that the Source Code of the Licensed Software and Licensed Firmware constitute valuable trade secrets of Supplier. Sun shall not, and shall not cause any third party to: (a) modify, adapt, alter, translate, or create derivative works of the Licensed Firmware or Licensed Software, except as and to the extent expressly permitted under Section 18.2.5; (b) distribute, sublicense, lease, rent, loan or otherwise transfer the Licensed Firmware or Licensed Software, except as and to the extent expressly permitted under Sections 18.2.1, 18.2.2 and 18.2.5; or (c) reverse engineer, decompile, disassemble, or otherwise attempt to derive the Source Code for any copies of Licensed Firmware or Licensed Software, except as and to the extent permitted by law for interoperability purposes.

          18.2.7    No Limitation on Use of Proprietary Technology.    Nothing in this Agreement shall be construed to limit or restrict any right of either party to register, encumber, transfer, license, access, reference, use, or practice any of its own Technology in any way for any purpose or use, including without limitation, the use in connection with the development, manufacture, distribution, marketing, promotion, and/or sale of any products.

19    SUN-UNIQUE FEATURES.

        Supplier shall not use, sell, distribute or otherwise transfer the customized configuration of the Products, created by the Sun bezel design and trademarks, labeling and color, except for the purposes of this Agreement.

20    INDEMNIFICATION

        20.1    Supplier Indemnity.    Supplier shall indemnify and hold harmless Sun and any of its affiliates, officers, directors, employees, assigns and successors for any loss, damage, expense, cost (including, but not limited to, attorneys' fees incurred in the enforcement of this indemnity) or liability to the extent that it is based upon a claim (including, without limitation, a claim by a Sun customer) that the Product, or any part thereof, the Licensed Software, Licensed Firmware or Supplier's manufacturing process, process technology or methodology (1) infringes or misappropriates any patent, copyright, trade secret or intellectual property right of a third party, (2) has caused personal injury or damage to tangible property as a result of the negligent, reckless, malicious or willful acts or omissions of Supplier; or (3) has caused physical damage, business interruption or economic losses as a result of an error or omission caused by Supplier; provided that Sun (i) gives Supplier prompt written notice of any such claim made to Sun in writing, (ii) cooperates with Supplier, at Supplier's expense, in the defense of such claim, and (iii) gives Supplier the right to control the defense and settlement of any such claim to the extent covered by the indemnification provided herein. Supplier will: (i) defend or settle, at its own expense, any such claim; (ii) keep Sun advised of the status of any such claim and of its defense and/or negotiation efforts; and (iii) afford Sun reasonable opportunity to review and comment on significant actions planned to be taken by Supplier on behalf of Sun. Supplier shall not enter into any settlement that materially adversely affects Sun's rights or interests, without Sun's prior written approval which approval will not be unreasonably withheld, delayed or conditioned. Sun shall have no authority to settle any claim on behalf of Supplier. Notwithstanding anything to the contrary in this Section 20.1, Supplier shall not have any obligation under the indemnification provisions of this Agreement to indemnify or hold harmless any party for any loss, damage, expense, cost (including, but not limited to, attorneys' fees incurred in the enforcement of this indemnity) or liability to the extent that it arises out of or results from (v) the combination of the Products with any hardware or software that are not supplied by Supplier if the claim is avoided when the Product is not combined with such hardware or software; (w) any unauthorized modification of the Products by any party other than Supplier; (x) Supplier's use of any technical or other information provided by Sun to Supplier to develop or manufacture the Products; or (y) the negligent, reckless, malicious or willful acts or omissions of Sun.

        20.2    Additional Supplier Obligations    Should the manufacture, use, distribution or sale of a Product, or any part thereof, or Supplier's manufacturing process, process technology or methodology be enjoined or is reasonably likely to become enjoined by a preliminary or permanent injunction or is reasonably likely to be impacted by an adverse judgment, Supplier shall, and at no expense to Sun, (a) by license or other release, procure for Sun the right to continue to use and distribute the same, or (b) replace or modify the same to make it non-infringing, in a manner acceptable to Sun, without materially changing the form, fit, and function of the Product. However, if such claim can not be resolved on a commercially reasonable basis under (a) or (b) above, then, Sun may terminate the Award Letter for such Product and, in addition to its obligations under Section 20.1, Supplier shall return to Sun the fees and other charges paid by Sun to Supplier under the Award Letter less depreciation that is determined on a straight-line using an estimated useful life of sixty (60) months calculated from the date of delivery of the Product to Sun. Notwithstanding the foregoing, if a preliminary injunction that enjoins the use, distribution or sale by Sun of a Product is (y) lifted, removed or rescinded, and (z) an adverse judgment against Supplier is no longer anticipated with respect the use, distribution or sale by Sun of a Product, then Supplier shall have no further obligation to take any further action pursuant to subsection 20.2 (a) or (b) above with respect to the claim the was the subject of the preliminary injunction.

        20.3    Sun Indemnity.    Sun shall indemnify and hold harmless Supplier and any of its affiliates, officers, directors, employees, assigns and successors for any loss, damage, expense, cost (including, but not limited to, attorneys' fees incurred in the enforcement of this indemnity) or liability to the extent that it is based upon a claim (including, without limitation, a claim by a Supplier vendor) that the Sun Logos or Sun-Originated Error Corrections (1) infringes or misappropriates any patent, copyright, trade secret or intellectual property right of a third party, or (2) has caused personal injury or damage to tangible property as a result of the negligent, reckless, malicious or willful acts or omissions of Supplier; or (3) has caused physical damage, business interruption, or economic losses as a result of an error or omission caused by Supplier; provided that Supplier (i) gives Sun prompt written notice of any such claim made to Supplier in writing, (ii) cooperates with Sun, at Sun's expense, in the defense of such claim, and (iii) gives Sun the right to control the defense and settlement of any such claim to the extent covered by the indemnification provided herein. Sun will: (i) defend or settle, at its own expense, any such claim; (ii) keep Supplier advised of the status of any such claim and of its defense and/or negotiation efforts; and (iii) afford Supplier reasonable opportunity to review and comment on significant actions planned to be taken by Sun on behalf of Supplier. Sun shall not enter into any settlement that materially adversely affects Supplier's rights or interests, without Supplier's prior written approval which approval will not be unreasonably withheld, delayed or conditioned. Supplier shall have no authority to settle any claim on behalf of Sun. Notwithstanding anything to the contrary in this Section 20.3, Sun shall not have any obligation under the indemnification provisions of this Agreement to indemnify or hold harmless any party for any loss, damage, expense, cost (including, but not limited to, attorneys' fees incurred in the enforcement of this indemnity) or liability to the extent that it arises out of or results from (w) the combination of the Sun Logos or Sun-Originated Error Corrections with any hardware or software that are not supplied by Sun to Supplier if the claim is avoided when the Sun Logos or the Sun-Originated Error Corrections is not combined with such hardware or software; (x) any unauthorized modification of the Sun Logos or Sun-Originated Error Corrections by any party other than Sun; or (y) the negligent, reckless, malicious or willful acts or omissions of Supplier.

21    TOOLING

        In the event that Sun pays Supplier to manufacture or have manufactured tooling, the terms and conditions related to such tooling shall be set forth in Exhibit I.

22    LIMITATION OF LIABILITY

        22.1    EXCEPT FOR DAMAGES ARISING UNDER ARTICLE 23 (CONFIDENTIALITY), NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR THE OTHER'S INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES REGARDLESS OF WHETHER THE PARTY WAS MADE AWARE OF THE POSSIBILITY OF SUCH DAMAGES. NEITHER PARTY SHALL BE LIABLE TO THE OTHER UNDER THIS SECTION 22.1 IN EXCESS OF [...***...] ON A CUMMULATIVE BASIS OVER THE LIFE OF THIS AGREEMENT. ONE OR MORE CLAIMS WILL NOT ENLARGE THIS LIMITATION.

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        22.2    EXCEPT FOR THE OBLIGATIONS UNDER ARTICLE 23 (CONFIDENTIAL INFORMATION), ARTICLE 12 (WARRANTY) AND ARTICLE 20 (INDEMNIFICATION, NEITHER PARTY SHALL BE LIABLE TO THE OTHER UNDER THIS AGREEMENT IN EXCESS OF THE CUMULATIVE AMOUNT (A) PAID BY SUN TO SUPPLIER AND (B) OWED BY SUN TO SUPPLIER UNDER NON-CANCELABLE PURCHASE ORDERS, FOR THE TWELVE (12) MONTHS IMMEDIATELY PRECEEDING THE CLAIM. IF THE CLAIM ARISES DURING THE FIRST TWELVE (12) MONTHS AFTER THE EFFECTIVE DATE, THE LIMITATION SET FORTH IN THIS SECTION 22.2 SHALL BE CALCULATED AS FOLLOWS: THE CUMULATIVE AMOUNT (A) PAID BY SUN TO SUPPLIER AND (B) OWED BY SUN TO SUPPLIER UNDER NON-CANCELABLE PURCHASE ORDERS, FOR SUCH SHORTER PERIOD SHALL BE DIVIDED BY THE NUMBER OF MONTHS THAT HAVE ELAPSED SINCE THE EFFECTIVE DATE AND SUCH QUOTIENT SHALL BE MULTIPLIED BY 12.

        22.3    Each party shall have no right to recover damages or indemnification of any nature, whether by way of lost profits, expenditures for promotion, payment for goodwill or otherwise made in connection with the business contemplated by this Agreement, due to the expiration or permitted or lawful termination of this Agreement.

23    CONFIDENTIAL INFORMATION

        23.1    Each party shall protect the confidentiality and secrecy of the other party's Confidential Information and shall prevent any improper disclosure or use thereof by its employees, agents, contractors or consultants, in the same manner and with the same degree of care (but in no event less than a reasonable degree of care) as it uses in protecting its own information of a confidential nature during the term of this Agreement and for a period of three (3) years after the expiration or earlier termination of the Agreement (except for Source Code, which shall be protected in perpetuity). Sun Confidential Information shall be used solely in accordance with this Agreement and may be disclosed only to Supplier employees, agents and contractors having a need to know for the purposes of this Agreement and who have entered into a confidential disclosure agreement which is at least as restrictive as this Article 23.

        23.2    Each party must inform its employees having access to the other's Confidential Information of restrictions required to comply with this Section. Each party agrees to provide Notice to the other immediately after learning of or having reason to suspect a breach of any of the restrictions of this Article 23.

        23.3    The obligations set out in this Article 23 do not apply to information which (i) is rightfully obtained by the recipient without breach of any obligation to maintain its confidentiality; (ii) is or becomes known to the public through no act or omission of the recipient; (iii) the recipient develops independently without using Confidential Information of the other party; or (iv) is disclosed in response to a valid court or governmental order, if the recipient has given the other party prior written Notice and provides reasonable assistance so as to afford it the opportunity to object.

        23.4    Sun retains for itself all proprietary rights it possesses in and to all Sun Confidential Information. Accordingly, except as otherwise expressly permitted under section 18, Sun Confidential Information which Sun may furnish to Supplier will be in Supplier's possession pursuant only to a restrictive, nontransferable, nonexclusive license under which Supplier may use such Sun Confidential Information under the terms of this Agreement, solely for the purposes of testing, manufacturing, operating, servicing and repairing the Products for the sole benefit of Sun.

        Supplier retains for itself all proprietary rights it possesses in and to all Supplier Confidential Information. Accordingly, except as otherwise expressly permitted under section 18, Supplier Confidential Information which Supplier may furnish to Sun will be in Sun's possession pursuant only to a restrictive, nontransferable, nonexclusive license under which Sun may use such Supplier Confidential Information under the terms of this Agreement, solely for the purposes of enabling the testing, marketing, manufacturing, selling, operating, servicing and repairing the Products.

        23.5    Each party understands that the party receiving Confidential Information may now or in the future be developing proprietary information internally, or receiving proprietary information from third parties in confidence that may be similar to disclosed Confidential Information. Nothing in this Agreement shall be construed as a representation or inference that the receiving party will not develop products, for itself or others, that compete with the products, processes, systems or methods contemplated by disclosed Confidential Information.

        23.6    Each party acknowledges that any material violation by the receiving party of the rights and obligations provided in this Article 23 may result in immediate and irreparable injury to the disclosing party, and hereby agrees that the disclosing party shall be entitled to immediate temporary, preliminary, and permanent injunctive relief against any such continued violations upon adequate proof, as required by applicable law. Each party hereby submits itself to the personal jurisdiction of the courts of competent subject matter jurisdiction for purposes of entry of such injunctive relief.

        23.7    Within thirty (30) days following the expiration or earlier termination of this Agreement, the receiving party shall, at the option of the disclosing party, either return to the disclosing party or destroy the disclosing party's Confidential Information and certify the same.

        23.8    Additional terms and conditions related to the confidentiality of Supplier Source Code are set forth in Section 10 of Exhibit E.

24    TERMINATION

        24.1    For Cause.    A party may, by written Notice, suspend its performance under this Agreement (or any applicable Award Letter), or cancel any P.O. hereunder without penalty, if:

          (i)    the other party fails to comply with any of the material provisions of this Agreement and such condition is not remedied within thirty (30) days after written Notice thereof; or

          (ii)  existence of one or more of the following circumstances: (x) a receiver or trustee in bankruptcy is appointed for Supplier or its property; (y) Supplier makes a general assignment for the benefit of its creditors; or (z) Supplier has commenced against it, proceedings under any bankruptcy, insolvency, or debtor's relief law, which proceedings are not dismissed within sixty (60) days

        24.2    Effect of Termination.    Neither party will be liable for any damages arising out of the termination or expiration of this Agreement provided that such termination or expiration will not affect any right to recover (i) damages sustained by reason of material breach; or (ii) any payments which may be owing in respect of the Agreement.

25    EXPORT AND IMPORT LICENSES

        All technical data, services and products, delivered by a party to the other in connection with this Agreement are subject to U.S. export laws and may be subject to the trade laws of other countries. Each party agrees to comply with all such laws. Unless authorized by the U.S. Government, each party will not export or re-export such items to entities on the most current U.S. export exclusion lists or to any embargoed or restricted destinations as specified in the U.S. export laws. The owner of the Product shall be exporter of record under U.S. export control laws and shall be responsible for securing an export license if a Product is subject to export control and export is outside the U.S. Supplier shall provide all information under its control which is necessary or useful for Sun to obtain any export or import licenses required for Sun to ship or receive Products, including, but not limited to, U.S. Customs Certificates of Delivery, Certificates of Origin, U.S. Federal Communications Commissions ("FCC") identifier, and DHHS (Bureau of Radiologic Health, FDA) Accession Number, if applicable. When requested by Sun, Supplier shall use commercially reasonable efforts to provide the following Import-related documentation to Sun by certified mail within fifteen (15) days after shipment of Product to Sun: (i) Manufacturer's Certificate of Origin and FCC identifier, DHHS/FDA Accession Number to permit Sun to import Product; (ii) U.S. Customs Certificates of Delivery, attention: Sun's Import Administration Department, Sun Microsystems, Inc., 901 San Antonio Road, M/S UNWK11-207, Palo Alto, CA 94303, Ph: (510) 574-6438, Fax: (510) 574-6731.

26    SUPPLIER INSURANCE POLICIES.    Supplier insurance obligations to Sun are set forth in Exhibit H.

27    GENERAL

        27.1    Compliance with Law.    Each party shall comply with all laws and regulations applicable to the manufacture and sale of the Products, including, by way of example and not limitation, Executive Order 11246 as amended by Executive Order 11375 (non-discrimination in employment), the U.S.

Clean Air Act of 1990, FAR 52.219-8, Utilization of Small Business Concerns (October 2000) (15. U.S.C. 637(d)(2) and (3)), and FARS 52.222-26, 52.222-35, 52.222-36 and 52.247-64. Supplier shall not use any ozone depleting substances listed in annexes A and B of the Montreal Protocol, including but not limited to chloroflourocarbons, in the manufacture of Products. Sun reserves the right to reject any Products manufactured utilizing or containing such materials if Sun has not previously approved the same in writing.

        27.2    Publicity.    Neither party shall publicize or disclose the existence of, the relationship of the parties arising out of, or the terms and conditions of this Agreement, without the prior written consent of of the other party, such disclosures to include without limitation, identification in client lists, press releases, promotional materials, sales presentation, and advertisements. Notwithstanding the foregoing, (a) Supplier may, promptly following the Effective Date, make such disclosures as are reasonably necessary to comply with any securities laws, regulations or rules, subject to Sun's review and consent which shall not be unreasonably withheld, delayed or conditioned; and (b) Supplier and Sun will issue one joint press release announcing the supply relationship, subject to mutual written agreement between Sun and Supplier regarding the content and timing of such joint press release.

        27.3    Assignment.    The rights, duties and obligations of either party under this Agreement may not be assigned in whole or in part by operation of law or otherwise without the prior express written consent of of the other party, and any attempted assignment of any rights, duties or obligations hereunder without such consent shall be null and void. This Agreement shall be binding on the parties and their respective successors and permitted assigns.

        To the extent not prevented by any confidentiality restrictions, Supplier will use its reasonable efforts to provide Sun at least [...***...]notice prior to any anticipated acquisition or merger.

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        27.4    Dispute Resolution.    Without prejudice to either party's rights in law or in equity, the parties will use reasonable efforts to resolve any dispute through appropriate levels of management. Pending resolution of any dispute, Supplier agrees to continue to develop, fabricate, or have fabricated, and deliver Products under the terms of this Agreement as directed by Sun. However neither parties rights under Article 24 shall be preempted by this subsection.

        27.5    Governing Law.    This Agreement will be governed by and construed in accordance with the laws of the State of California excluding its choice of law rules. The parties specifically agree that the United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement. The parties agree that the exclusive jurisdiction and venue for any action between the parties relating to or arising out of this business relationship, including disputes that may arise following the expiration or earlier termination of this Agreement, shall be brought as follows (i) if such action is initiated by Supplier in the United States District Court for the Northern District of California or the California state courts serving the county of Santa Clara, (ii) if such action is initiated by Sun in the United States District Court for the Southern District of California or the California state courts serving the county of San Diego; provided however that any counter-claim shall be filed with the court in which the original action was filed. Each of the parties hereby submits itself to the exclusive jurisdiction and venue of such courts with respect to such actions.

        27.6    Attorney's Fees.    In the event of any litigation arising out of this Agreement or its enforcement by either party, the prevailing party shall be entitled to recover as part of any judgment, reasonable attorneys' fees and court costs.

        27.7    Force Majeure.    Except as provided for in Section 14.5 (Business Continuity Plan) or any manufacturing rights agreement between the parties, neither party shall be liable for any delay or failure in performance (other than payment obligations) hereunder caused by acts of God or other causes beyond the party's control and without fault or negligence of such party, if the party gives prompt Notice and makes all reasonable efforts to perform.

        27.8    Notices.    All written Notices required by this Agreement must be delivered in person or by means evidenced by a delivery receipt or acknowledgment, including by means of electronic communication, and will be effective upon receipt. If required pursuant to Exhibit C-1, Notice shall be effective by means of SanSolve.

        27.9    Relationship.    This Agreement is not intended to create a partnership, franchise, joint venture, agency, or a fiduciary or employment relationship. Neither party may bind the other party or act in a manner which expresses or implies a relationship other than that of independent contractor.

        27.10    Invalidity.    If any provision, or part thereof, in this Agreement, is held to be invalid, void or illegal, it shall be severed from the Agreement or any Award Letter, and shall not affect, impair, or invalidate any other provision, or part thereof, and it shall be replaced by a provision which comes closest to such severed provision, or part thereof, in language and intent, without being invalid, void or illegal.

        27.11    Survival of Terms.    Rights and obligations under this Agreement in Articles 12, 13, 18, 19, 20, 22 and 23 and Sections 27.2, 27.3, 27.4, 27.5, 27.6 and those others which by their nature should survive, will remain in effect after termination or expiration of this Agreement.

        27.12    No Waiver.    Any express waiver or failure to exercise promptly any right under this Agreement will not create a continuing waiver or any expectation of non-enforcement.

        27.13    Modification.    No modification to this Agreement will be binding, unless in writing and manually signed by an authorized representative of each party.

        27.14    Order of Precedence.    In the event of a conflict between the documents comprising this Agreement, the order of precedence shall be (i) with respect to intellectual property rights only, any separately negotiated development agreement between the parties; (ii) the Award Letter (excluding the Award Letter Exhibits), (iii) this Agreement, (iv) Agreement Exhibits and (v) Award Letter Exhibits.

        27.15    Counterparts.    This Agreement may be signed in counterparts by Sun and Supplier, each of which when taken together will be considered an original, but all of which will constitute the same instrument.

        27.16    Non-Solicitation.    During the Term of this Agreement and for a period of [...***...] thereafter ("No Solicitation Period"), (a) the vice presidents and directors of (i) Sun's Network Storage Division who are in direct contact with the employees of Supplier, or (ii) Sun Worldwide Operations that support directly Sun's Network Storage Division who are in direct contact with the employees of Supplier, shall not directly solicit the employment of any Supplier employee that interacts with Sun or performs work under this Agreement during the No Solicitation Period; and (b) the vice presidents and directors of Supplier who are in direct contact with the employees of Sun shall not directly solicit the employment of any Sun employee that interacts with Supplier or performs work under this Agreement during the No Solicitation Period. Each party's nonsolicitation obligation will cease sixty (60) days after any such employee has left the employment of Supplier or Sun, as the case may be, and shall not apply to employees who have been terminated by reduction in force or otherwise. Notwithstanding the foregoing, it shall not be deemed a violation of this provision if a party hires any employee of the other party as a result of such employee initiating the inquiry of employment in response to a job opening that has been published either to the public at large or to a party's employee population if the managers listed above have not solicited such employee to apply for such job opening. Each party understands that the other may be instructing recruiters or engaging in other indirect hiring practices and those shall not be deemed to be a violation of this agreement even if they result in the contacting and hiring of an employee of the other party. Each party's liability under this Section 27.16 shall not exceed the actual cost to hire a replacement employee to fill the job of the employee that is hired by the other party.

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        27.17    ENTIRE AGREEMENT.    This Agreement, together with any Award Letters constitutes the entire agreement between Supplier and Sun relating to the subject matter hereof. It supersedes all prior or contemporaneous oral or written communications, proposals, conditions, representations and warranties and prevails over any conflicting or additional terms or other communication between the parties relating to its subject matter during the term of this Agreement. The preprinted terms of any P.O. and any terms in any P.O. acknowledgment shall be deemed deleted and of no force or effect.

28    EXHIBITS  The following Exhibits are attached hereto and incorporated herein by this reference as if set forth in full:

Exhibit A	—Electronic Data Interchange
Exhibit A-1	—Award Letter template
Exhibit B	—Customer Support Provisions
Exhibit C	—Supplier's Quality Program
Exhibit C-1	—Customer Support Quality Requirements
Exhibit D	—Dedicated Personnel and Dedicated Space
Exhibit D-1	—Training
Exhibit E	—Support and Maintenance
Exhibit F	—Sun Binary Code License
Exhibit G	—Resident Supplier Agreement (inclusive of Exhibit G-1 and (G-2)
Exhibit H	—Supplier Insurance Policies
Exhibit I	—Tooling

        IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized representatives on the date(s) set forth below.

SUN MICROSYSTEMS, INC.	DOTHILL SYSTEMS CORPORATION

By: Gary Martell Title: Vice President, Network Storage Operations Date:	By: James Lambert Title: President Date:
SUN MICROSYSTEMS INTERNATIONAL B.V.	DOTHILL SYSTEMS B.V.
By: Michael Lehman Title: Director Date:	By: Lambertus Hendrikus Maria van der Woning Title: Director Date:

EXHIBIT A
ELECTRONIC DATA INTERCHANGE
(EDI) TERMS

        1.    Definitions:

  1.1
  "EDI" means electronic data interchange.

  1.2
  "Adopted Format" is the accepted method for the interchange of Documents under this Agreement based on the EDIFACT, ANSI ASC X12 or CII standards for the presentation and structuring of the electronic transmission of Documents, or other such format as may be agreed to in writing by the parties.

  1.3
  "Document" is data structured in accordance with the Adopted Format and transmitted electronically between the parties.

  1.4
  "Test" means transmission of a Document during a testing period to verify set ups in EDI-related software, network transmission and technical support processes.

  1.5
  "Provider" is a business entity that provides the service of moving and routing EDI transmissions between parties.

        2.    Prerequisites.

          1.    Documents, Standards.    Each party may electronically transmit to or receive from the other party any Document which the parties have mutually agreed to Test. The content of Test Documents will be considered "dummy" data unless otherwise agreed to by the parties. All Documents which are intended to evidence a transaction shall be transmitted in accordance with the Adopted Format.

          2.    Providers.    Documents will be transmitted electronically to each party through any Provider with which either party may contract and/or the Internet. The Provider for each party shall be communicated to the other party. Either party may change its designated Provider upon thirty (30) days prior written notice to the other party. Each party shall be responsible for the costs of any Provider with which it contracts.

          3.    System Operations.    Each party, at its own expense, shall provide and maintain the equipment, software, services and testing necessary to effectively and reliably transmit and receive Documents.

          If Provider is down and this prevents either party from meeting the pickup or delivery frequency agreed to, that party must notify the other party the same day.

          4.    Security Procedures.    Each party shall use security procedures which are reasonably anticipated to: (a) ensure that all transmissions of Documents are authorized and (b) protect its business records and data from improper access.

          5.    Signatures.    Each party may adopt as its signature an electronic identification consisting of symbol(s) or code(s) which are to be affixed to or contained in each Document transmitted by such party ("Signatures"). Each party agrees that any Signature of such party affixed to or contained in any transmitted Document shall be sufficient to verify such party originated such Document. Neither party shall disclose to any unauthorized person the Signatures of the other party.

        3.    Transmissions.

          1.    Proper Receipt.    Documents shall not be deemed to have been properly received, and no Document shall give rise to any obligation, until accessible to the receiving party at such party's electronic mailbox.

          2.    Verification.    Upon receipt of any Document, the receiving party shall promptly and properly transmit a functional acknowledgment in return within one (1) business day after receipt of a Document.

          3.    Acceptance.    If a transmitted Document requires acceptance by the receiving party, any such Document which has been properly received shall not give rise to any obligation unless and until the party initially transmitting such Document has properly received in return an acceptance Document.

          4.    Garbled Transmissions.    If any Document is received in an unintelligible or garbled form, or otherwise contains evidence of faulty transmission, the receiving party shall promptly notify the originating party (if identifiable from the received Document) in a reasonable manner. In the absence of such notice, the originating party's records of the contents of such Document shall control.

          5.    Erroneous Transmissions.    If either party receives a Document from the other party which differs from the applicable terms and conditions, (e.g., an order with a price, quantity or schedule different than that mutually agreed upon), the receiving party shall promptly contact the sending party to confirm the accuracy of the Document.

        4.    Transaction Terms.

          1.    Order Placement.    Each Purchase Release electronically transmitted shall reference the Sun Purchase Release number, and the Sun EDI number.

          2.    Validity, Enforceability.    The parties acknowledge their mutual intent to create binding purchase, sale and payment obligations by means of electronic transmission and receipt of Documents specifying certain of the applicable terms. During the term of the Agreement, all obligations concerning the delivery of such Documents in written form may be satisfied by a transmission pursuant to the terms of this Exhibit. However, either party shall have the option, at its discretion, to transmit Documents in written form to the other party.

  Any Document properly transmitted pursuant to these terms shall be deemed ("Signed Documents") and shall be considered, in connection with any transaction, to be a "writing" or "in writing" and to have been "signed" and to constitute an "original" when printed from electronic files or records established and maintained in the normal course of business.

  The parties agree that the provisions of the Uniform Commercial Code, Section 2-201 ("Formal Requirements: Statute of Frauds"), shall not apply to Documents covered by this Exhibit since hard copies of Documents will not be issued and the parties further agree that said Documents shall be deemed to satisfy any statutory or legal formalities requiring that agreements be in writing, including, but not limited to the Statute of Frauds.

  The conduct of the parties pursuant to this Exhibit, including the use of Signed Documents properly transmitted, shall, for all legal purposes, evidence a course of dealing and a course of performance accepted by the parties in furtherance of this Agreement and Document.

  The parties agree not to contest the validity or enforceability of Signed Documents under the provisions of any applicable law relating to whether certain agreements be in writing or signed by the party to be bound thereby.

  Signed Documents, if introduced as evidence on paper in any judicial, arbitration, mediation or administrative proceedings, will be admissible as between the parties to the same extent and under the same conditions as other business records originated and maintained in documentary form. Neither party shall contest the admissibility of copies of Signed Documents under either the business records exception to the hearsay rule or the best evidence rule on the basis that the Signed Documents were not originated or maintained in documentary form.

        5.    Implementation Period.    The parties will use commercially reasonable efforts during the ninety (90) day period following the Effective Date of this Agreement to implement EDI to permit the electronic interchange of Documents. Until a mutually acceptable process has been implemented to transmit and receive Documents among Sun and Dot Hill, neither party shall have any obligation to the other party under this Exhibit A for the failure by it to use EDI to provide to each other such Documents.

EXHIBIT A-1
SAMPLE TEMPLATE
PRODUCT SUPPLEMENT/AWARD LETTER

        This Product Supplement/Award Letter (this "Award Letter") is made on and as of the                day of                              , 2002 ("Effective Date") by and between Sun Microsystems, Inc. ("Sun") and Dot Hill Systems Corporation ("Supplier"), pursuant to the Product Purchase Agreement, dated as of                              , 2002, Agreement No. AR-63645, made between the parties (the "Agreement"). Capitalized terms not defined in this Award Letter have the meanings set forth in the Agreement. The parties agree as follows:

1    SCOPE:    Neither this Award Letter nor the Agreement constitutes a commitment by Sun to purchase Products unless Sun, in its sole discretion, issues one or more P.O.s in the manner described in the Agreement. The terms and conditions of the Agreement are incorporated herein by reference as if set forth in full.

2    PRODUCT DESCRIPTIONS AND PRICING/COST REDUCTIONS:    Product descriptions and pricing are set forth in Exhibit A to this Award Letter.

3    MINIMUM PURCHASE RIGHTS PERIOD:    Pursuant to the terms of Section 2.1 of the Agreement, the Minimum Purchase Rights Period (as defined therein) is [insert number of years].

4    UPSIDE SUPPORT:    Sun may request all or any part of Upside quantity at anytime during the applicable month/quarter up to the maximum amount indicated beginning with Sun's announcement general availability of the Sun product or system that incorporates the Product(s) ("GA"). Supplier shall sell, manufacture and ship such Upside quantities to Sun on a "first-in, first-out" basis within (timeframe: X hours; working days)/the Leadtime set forth in Exhibit E (Demand Replenishment Program) after Sun's written request.

Timeframe	Upside Max. Percentage Increase
[insert specific parameters]

        Supplier shall use reasonable efforts to accommodate any request from Sun to accelerate delivery of Upside quantities of Products within the timeframes indicated above. With respect to any request for quantities in excess of Upside Support described above, the parties shall negotiate in good faith acceptable delivery dates.

5    SUN-UNIQUE COMPONENTS:    The initial List of Sun-unique Components is set forth as Exhibit B.

6    STATEMENT OF WORK:    The Statement of Work is set forth as Exhibit C.

7    SPECIFICATION:    The Product Specification is set forth as Exhibit D.

8    SUN CONTRACTORS:    The list of Sun Contractors, if any, is set forth in Exhibit E.

9    EXTERNAL MANUFACTURERS:    The list of External Manufacturers, if any, is set forth in Exhibit F.

10    BUSINESS CONTINUITY PLAN:    Supplier's business continuity plan for the Product is set forth in Exhibit G.

11    DEMAND REPLENISHMENT:    The Demand Replenishment program for the Product is set forth in Exhibit H.

12    LICENSED SOFTWARE:    Supplemental terms related to Licensed Software and the Licensed Software Fees, if any, are set forth in Exhibit I.

13    AWARD LETTER COMPONENTS:    The parties agree to be bound by these terms and conditions which consists of the Award Letter and the Exhibits indicated below:

☒	Exhibit A (Product Descriptions and Pricing)
☒	Exhibit B (Sun-unique Components)
☒	Exhibit C (Statement of Work)
☒	Exhibit D (Specification)
☒	Exhibit E (Sun Contractors)
☒	Exhibit F (External Manufacturers)
☒	Exhibit G (Business Continuity Plan)
☒	Exhibit H (Demand Replenishment)
☒	Exhibit I (Licensed Software)

        The undersigned duly authorized representatives of the parties have executed and delivered this Award Letter as of the Effective Date.

Sun Microsystems, Inc.	Dot Hill Systems Corporation

By	By

Name	Name

Title	Title

Date	Date

Sun Microsystems International B.V.	Dot Hill Systems B.V.

By	By

Name	Name

Title	Title

Date	Date

EXHIBIT B
CUSTOMER SUPPORT PROVISIONS
(attached)

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit B

Customer Support Provisions

1.0  Purpose

        To define Supplier's responsibilities to Sun for in-warranty and out-of-warranty repair and support. This document shall be used in conjunction with Exhibits C and C-1.

2.0  Scope

        This Exhibit, in conjunction with Exhibits C and C-1, describes Sun Enterprise Services' requirements for worldwide Product support either by Supplier or by Supplier's authorized third party(ies). Sun's goal is to receive Product 100% on time and that such Product meets the quality requirements defined in Exhibit C-1.

3.0  Definitions

        3.1  Bill of Material ("BOM") shall mean a list of parts or sub-assemblies used to manufacture a Product.

        3.2  Depot Repairable Unit ("DRU") shall mean a subassembly of Product sent by a Sun Third Party Repair Supplier ("TPRS") to a Supplier's depot for repair.

        3.3  Distribution Center ("DC") shall mean a third party designated by Sun who processes Product returns on Sun's behalf. The DC's shown in Exhibit B-2 consist of 2 types:

        Type A: Performs various services for Sun but does not have a financial relationship with Supplier.

        Type B: Performs various services for Sun, issues purchase orders and pays invoices for materials purchased for use in the maintenance of Sun Products. A "Type B" DC has a financial relationship with Supplier.

        3.4  Engineering Change Order ("ECO") shall mean the mechanism by which a party notifies the other party of a change to the Product.

        3.5  Field Replaceable Unit ("FRU") shall mean a Product or subassemblies thereof which can be replaced at the customer site.

        3.6  First Customer Ship ("FCS") shall mean the initial production shipment of Product by Supplier to Sun.

        3.7  No Trouble Found ("NTF") shall mean Product which Sun has returned as defective but which passes Supplier's standard test process (as approved by Sun). NTF does not include Product which incurred any ECO upgrades and/or adjustments by Supplier.

        3.8  Product shall mean the Products and FRUs/DRUs listed on Exhibit B-5, including any third party products incorporated therein, as well as new Product later released and confirmed in writing by Supplier via electronic mail or updated price list.

        3.9  Product Specification shall mean the written performance representations, mechanical dimensions and descriptions, electrical and timing requirements, component information, and configuration for the Product purchased by Sun, whether generated by Sun or Supplier, which have been agreed to in writing by the parties.

        3.10 Regional Stocking Location ("RSL") shall mean Sun or third party facilities designated by Sun which are responsible for storing and processing FRUs.

        3.11 Repair Service shall mean minor adjustments to Product, repair of defective Product, or provision of Repair or Replacement Product.

        3.12 Repaired or Replacement Product shall mean Product of the same model and part number, but not necessarily the same serial number, used to replace defective Products. This Product can be either new or of a like new condition.

        3.13 Return Material Authorization ("RMA") shall mean the formal authorization from Supplier under which Sun returns Product for repair or replacement.

        3.14 Sun Office shall mean a Sun facility listed in Exhibit B-2.

        3.15 Sun shall mean Sun Enterprise Services for the purpose of this Exhibit B.

        3.16 Supplier Corrective Action Request ("SCAR") shall mean Sun's formal request mechanism for corrective action issued to Supplier.

        3.17 Third Party Repair Supplier shall mean a third party who performs repair services for Sun. Sun's TPRS's are set forth in Exhibit B-3.

4.0  Repair Services and Requirements

        4.1  At a minimum, Supplier shall maintain, directly or through third parties, the fully equipped and staffed facilities specified in Exhibit B-1 to a level sufficient to meet the agreed performance targets.

        4.2  Supplier will provide FRU support for FRUs under or out-of-warranty, adhering to ISO 9000 requirements, except as follows:

          4.2.1    Supplier must identify all Product FRUs by a unique identifier and provide them to Sun. Supplier agrees to coordinate its FRU identification criteria with Sun within thirty (30) days of the Effective Date.

          4.2.2    Supplier agrees that all of its Product FRUs meet mutually agreed requirements for the identification of FRUs.

          4.2.3    Supplier must provide valid MTBF data to Sun for all FRUs within ten (10) days of the Effective Date.

          4.2.4    Sun will purchase from Supplier those FRUs required on a worldwide basis, with volumes dependent on system forecasts and MTBF results. However, FRU purchases by Sun as a means of stocking and/or restocking a FRU replacement pool shall be entirely at Sun's sole discretion.

          4.2.5    Supplier shall provide Sun with FRU pricing within ten (10) days of the Effective Date.

        4.3  Supplier shall provide Repair Service for Products and FRUs to Sun Offices, Sun authorized TPRS's set forth in Exhibit B-3 and DC's set forth in Exhibit B-2, pursuant to the terms and pricing stated in this Agreement. Supplier shall deal directly with Sun Offices, TPRS's and DC's worldwide regarding topics including, but not limited to, RMAs, billing, freight and import/export requirements.

        4.4  Supplier agrees to ship Repaired or Replacement Product and FRUs to Sun within three (3) working days after receipt of Sun's RMA request. Product and FRUs may be supplied from an exchange pool of Product and FRUs meeting the applicable Product or FRU Specification agreed to by the parties and be free in all material respects from material defects.

        4.5  As will be reflected in the Scorecard process set forth in Section 8.0 hereof, Sun's goal is [...***...] on time delivery performance. Its quality goal is for Product and FRUs to be [...***...] defect free. Supplier agrees to use commercially reasonable efforts to meet these goals for Product, FRUs and all repairs. As agreed by the parties, Supplier shall be granted relief for failing to meet these goals when such failure is primarily in all material respects attributable to failures on the part of its manufacturing vendor or Sun, although Sun reserves the right to withhold credit to Supplier for such relief where Supplier has itself failed to cause its vendor to meet vendor's delivery and quality obligations which shall be at least as good as the goals set forth above.

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 22l-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        4.6  Unexpected Failures

          4.6.1    For purposes of this Exhibit, "Unexpected Failures" shall mean Supplier-confirmed FRU failures which appear to be related to the same or similar root cause occurring within [...***...] after the date of delivery of the FRU, equal to or in excess of [...***...] of the total number of Product from any production lot or [...***...] of the total number of a FRU delivered to Sun during any [...***...] day period (the "Unexpected Failure Rate") and which would have constituted a breach of the warranty applicable to a FRU as set forth in this Exhibit.

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 22l-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          4.6.2    In the event of a suspected Unexpected Failure, Sun shall promptly notify Supplier in writing through Supplier's SANsolve system, and such notification through and use of Supplier's SANsolve system pursuant to this or any related Exhibit shall constitute Notice under Section 29.8 of this Agreement. Supplier shall, for purposes of such notification, provide the following information, if known and as may then exist: a description of the defect, and the suspected lot numbers, FRU IDs or other identifiers, and delivery dates of the defective FRUs. Sun shall also deliver or make available to Supplier, samples of the defective Products for testing and analysis. Within five (5) business days of receipt of defective FRUs from Sun or from Notice from Sun where Supplier already has possession of defective FRUs, Supplier shall provide its preliminary findings regarding the cause of the failures. Thereafter, Supplier shall promptly provide the results of its root cause corrective analysis, its proposed plan for the identification of and the repair and/or replacement of the affected FRUs, and other reasonably appropriate information.

          4.6.3    The parties shall also cooperate and work together to expeditiously devise and implement a mutually acceptable corrective action program which is commercially reasonable under the circumstances and which minimizes disruption to the end users and Sun's direct and indirect distribution channels (the "Corrective Action Program"). The Corrective Action Program shall identify all costs related to the Unexpected Failure including, without limitation, material costs, labor costs (and associated housing and travel costs), freight costs, equipment costs and screening costs. The parties agree to negotiate in good faith any revisions to the Corrective Action Plan to address additional costs.

          4.6.4    Supplier shall be responsible for [...***...] of the following costs, expenses and liabilities under a Corrective Action Program: (a) as agreed in a Corrective Action Program to repair and/or replace defective FRUs or to provide Sun a credit or payment in an amount equal to the cost to Sun for qualified, non-defective replacement FRUs acceptable to Sun; (b) labor costs (and associated housing and travel costs) to repair and/or replace the defective FRUs; and (c) freight and transportation costs actually incurred in connection with the repair and/or replacement of the defective FRUs (and the larger Product in which a defective FRU or any associated FRUs are incorporated if the defective or associated FRUs cannot be separated from the Product and/or each other without undue inconvenience or disruption to the end user. Sun's entitlement to a credit or payment under this subsection 4.6.4 shall be contingent upon return by Sun of defective FRUs to Supplier.

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 22l-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          4.6.5    With respect to all other costs agreed to in a Corrective Action Program, other than those set forth in Section 4.6.4, Supplier shall reimburse Sun for [...***...] of such costs.

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 22l-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        4.7  For a period of not less than [...***...] after the last ship date for which Supplier provides notification to Sun that a Product is or will be end of life, (the "Service Period"), Supplier agrees, at Sun's option, to either continue manufacture of spare parts, FRUs and DRUs and provide reasonable quantities of the same to Sun, or to provide Repair Services to Sun, Sun authorized TPRS's and DC's during the entire Service Period.

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 22l-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        4.8  If Supplier elects to discontinue Repair Service after the expiration of the Service Period, Supplier agrees to provide Sun a minimum of [...***...] advance written notice of Supplier's intent to discontinue Repair Service.

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 22l-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        4.9  Product will be shipped to Sun in a configuration defined by the Product Specifications and BOMs.

        4.10 Repaired or Replacement Product will be upgraded by Supplier to the then current Product revision level or to a revision level as documented and agreed upon by Sun and Supplier.

        4.11 Replacement in Lieu of Return. During the Product's warranty period, in the event that Sun is not permitted to return defective Product for repair which is located within restricted government facilities, Supplier will provide Replacement Product to Sun provided, however, that Sun fully complies with Supplier's then-existing "Black Hole" policy. A copy of Supplier's "Black Hole" policy is attached to this Exhibit as Attachment 2.

5.0  Product Support

        5.1  Supplier must be able to provide a back line support role in handling service call escalations concerning Products, including without limitation, any third party products included therein. Sun typically uses [...***...] levels of trouble escalation, culminating in the [...***...]. Depending upon the support model chosen, Supplier could be asked to fill any of the escalation levels, however it is most likely that they would be asked to fill the [...***...] role although Supplier shall be ready at all times to assist Sun with help for any support level it handles. Escalations can be made by Sun via Supplier's SANsolve system, the preferred method when available, Supplier's 1-877-368-7924 help line or by e-mail to support@dothill.com or, if such systems are unavailable, via telephone to a Supplier-designated contact. Once an Escalation is made to Supplier, Supplier will acknowledge receipt by agreed method within two (2) hours thereof.

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 22l-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        5.2  Supplier will provide 24x7x365 technical support on a worldwide basis through a Supplier-designated help desk. Supplier is responsible for adequate and appropriate staffing of this help desk.

        5.3  If required under this Exhibit or any Amendment thereto, Supplier will provide actual field service support or assistance to Sun at mutually agreed response times on an as required basis. Supplier will have the option of using direct or third party resources, but only those third party resources listed in Attachment 3 to this Exhibit will be used to provide such support or assistance to Sun. Upon submission of appropriate documentation, Sun will reimburse Supplier for all reasonable travel expenses incurred in providing such support or assistance provided that such expenses comply with Sun's travel policies and requirements, a copy of which is attached to this Exhibit as Attachment 4 hereof.

        5.4  Supplier shall provide Sun, within ten (10) business days of the Effective Date, with diagnostic routines (preferably host independent) and instructions for their use that satisfy and are approved by Sun Serviceability Engineering. Sun shall also be given 24x7x365 access to that portion of Supplier's support data base covering Sun customers, end users and Products, including, without limitation, Supplier's bug fix data base, failure analysis reports and quality data reports pertaining thereto. The parties shall arrange and agree on a method for Supplier to notify Sun that support calls and requests have been responded to so that such items can be timely closed.

        5.5  Supplier will meet serviceability requirements as defined for this project. Requirements may include such things as: no special tools required, maximum average time to repair, including FRU replacement, diagnostics and troubleshooting coverage of the system to a minimum percent of the system. The definition of serviceability requirements shall be a shared responsibility of the parties and may differ from Product to Product as set forth in an applicable Statement of Work.

        5.6  The serviceability requirements defined for any Product will be based upon the Base Level Product Serviceability Requirements (BLPSR). These requirements must support the marketing and service delivery model.

        5.7  Supplier will be provided with a copy of the BLPSR and any other service related documents before placing a bid.

        5.8  Supplier has provided a detailed engineering review of the Product, or Product concept, of which Serviceability Engineering will be a part of.

        5.9  This engineering review has covered the Products, or Product concepts, hardware, firmware and software architecture. The review will include the types of technology used, functional operation, fault management, error recovery and reporting, along with the expected service actions. If required, a nondisclosure agreement will be signed to protect the Suppliers intellectual property.

        5.10  This information will be used to determine if the Product, or Product concept, can meet the marketing service delivery model. This review must also include all hardware, firmware or software that is required to support the Product in the marketing proposed customer environment.

        5.11  The information gathered will be used to calculate the expected service costs of the Product against the projected install base and life cycle. This information will be used to determine if Enterprise Services can profitably maintain the Product during its field life with the proposed design parameters.

        5.12  As part of the serviceability requirements, the Product, or Product concept, must be able to provide first fault isolation to a single FRU with a mutually agreed upon graduated success rate by general availability (GA) of the Product. If it cannot, the service cost estimates will reflect this lack of functionality.

        5.13  The Supplier must provide the capability of verifying the serviceability requirements through hardware and firmware fault injection testing. Accessible hardware test points must be provided throughout the design that will allow all functional areas to be evaluated while running under a simulated customer work load.

        5.14  The Supplier must provide a test plan to Serviceability Engineering that details how the serviceability requirements will be verified.

        5.15  The serviceability test plan shall be executed by the Supplier during development to verify the Products first fault isolation capabilities to isolate the failure to a single FRU. The data collected will be analyzed by Serviceability Engineering to ensure that the Product does indeed meet its serviceability requirements.

        5.16  During the verification testing, the Supplier will also verify the service action to correct the problem and return the product to full functionality will not have an impact that exceeds the marketing availability requirements.

        5.17  No special tools should be required to service the Product. If a special tool is required, it will be supplied for each system by the Supplier at no additional charge. If the tool requires calibration, the Supplier will carry the burden to calibrate the tool, this includes all shipping and handling fees.

        5.18  Supplier agrees that Products will be able to be remotely monitored through Supplier's SANnet Alert system as specified in any applicable Statement of Work and that Sun will have full and immediate notification of and access to information for the Products received through Supplier's remote monitoring capability in order to fulfill all of its support obligations hereunder, directly through directed e-mail notification resulting from appropriate configuration of Products and alternatively through SANnet Alert. To the extent that Supplier's remote monitoring system is not compatible with Sun's remote monitoring systems, the parties shall work together to develop and implement such compatibility at a price and in accordance with time and functional based milestones to be agreed by the parties.

        5.19  Supplier will provide documentation that will include troubleshooting guides, diagnostic users guides, system users guides, installation and configuration guides, FRU removal, replacement guides and similar documentation for use by Sun in its training and support services functions.

        5.20  Documentation shall be provided in a format that is useable and agreed to by Sun. In addition, Supplier agrees to provide all changes in such documentation to Sun in a timely manner.

        5.21  Sun may use Supplier's documentation provided hereunder for Sun's internal purposes.

        5.22  In the event that Sun initiates a pre-release program (Beta) for a Product, Supplier will provide all appropriate support therefor.

        5.23  The parties shall establish and hold Team Review meetings on a periodic basis, but not less than once a month. Subject matter to be addressed by the Team Review shall include, without limitation, design discussions, support service requirements and changes, training and any matter that involves an obligation under this Agreement or its Exhibits. If held in person, the Team Review shall be held first at Supplier's location and then at Sun's location and alternatively thereafter at Supplier's and Sun's designated locations. Either Supplier or Sun, acting in its host capacity, may elect to hold the Team Review by telephone or video conference.

6.0  Installation Requirements and Obligations

        6.1  Supplier shall provide Sun with detailed on-site installation instructions and an installation check list. In addition, Supplier shall provide Sun with sufficient information to enable it to train its installers for purposes of installing Products for its customers, both immediate and indirect.

        6.2  As required, when requested, Supplier shall provide on-site installation support to Sun. Supplier will have the option of using direct or third party resources to provide such support to Sun. Upon submission of appropriate documentation, Sun will reimburse Supplier for all reasonable travel expenses incurred in providing such support.

        6.3  Shipment by Supplier of DOA replacement units shall be made within one (1) business day of being reported by Sun or on Sun's behalf, and receipt of any such DOA report shall be promptly confirmed by Supplier.

7.0  Sun Enterprise Services Responsibilities

        7.1  Sun agrees to use commercially reasonable efforts to ship defective Product back to Supplier within [...***...] days after receipt of RMA from Supplier. If Sun or the Sun Offices, TPCs or DCs fail to notify Supplier within [...***...] after receipt of RMA that a Product has been shipped back to Supplier, then Supplier shall generate an invoice and charge Sun the Sun sales price for the Product if the unit for which the RMA was issued is not received by Supplier within an additional [...***...] period. The requirements of this subsection 7.1 shall not affect the terms and conditions of subsection 4.4 hereof in any manner.

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        7.2  Sun will provide all relevant documents listed in Exhibits B and C-l to Supplier.

8.0  Scorecard Process

        The Scorecard consists of [...***...] main areas for scoring: [...***...]. Scorecard results are compiled and posted electronically on a quarterly basis for [...***...]

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        8.1  Scorecarding by Sun Enterprise Services and Another Division. Sun Enterprise Services contributes information on a monthly basis to the overall scorecard process. [...***...]

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        8.2  Scorecarding by Sun Enterprise Services Only. [...***...]

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        8.3  In the event Supplier's score falls below the required score for [...***...] a Supplier Improvement Plan (SIP) will be required to be cooperatively developed per Sun's standard Scorecard procedure.

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9.0  Price

        9.1  There shall be no charge to Sun for any Repair Service (including, but not limited to, labor, material testing or packaging) during the warranty period.

        9.2  All pricing for out of warranty repair service, including but not limited to labor, material, testing and packaging, are as shown in Exhibit B-5.

        9.3  Repair prices shall not increase for at least [...***...] from termination of the warranty period for the first order of production level units of Product shipped to Sun under this Agreement. Any subsequent change in pricing shall require written notification to Sun. Any increase will require notification [...***...] prior to the effective date and must include justification for the increase.

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10.0 Payment

        10.1  Sun shall be liable to pay only for Repair Services, FRUs and DRUs ordered by and invoiced directly to Sun. Sun shall not be liable to pay for any Repair Services, FRUs and DRUs ordered by DC's or TPRS's. Supplier shall determine the creditworthiness of any named DC or TPRS and, with price, quality, warranty and lead times determined by this Agreement, shall arrange credit and other terms directly with such DC's or TPRS's. If Supplier determines that a DC or TPRS is not creditworthy, then Supplier may require such DC or TPRS to pay for FRUs and DRUs on a cash on delivery basis or through a letter of credit. Repair Services ordered by DC's or TPRS's for Products shall be added to Sun's cumulative volume of Repair Services.

        10.2  Sun's purchase order number, Product serial number, RMA number, or other required reference numbers shall be clearly identified on all correspondence, shipment, and invoice documentation associated with Repair Services.

11.0 Freight and Import/Export Fees

        11.1  Freight and Import/Export Fees—In Warranty Products. Sun shall pay all freight charges, duty, taxes, customs and/or brokerage charges for shipment of In Warranty Products to Supplier. Supplier shall pay all freight charges, duty, taxes, customs and/or brokerage fees for the shipment of the Repaired or Replacement Product to Sun. All repaired or Replacement Product shall be shipped 2-day air or equivalent method to arrive at its final destination within two (2) days after shipment for domestic shipments by Supplier, and five (5) days after shipment for international shipments.

        11.2  Freight and Import/Export Fees—Out of Warranty Products. Sun shall pay all freight charges, duty, taxes, customs and/or brokerage charges for shipment of Out of Warranty Products to Supplier. Supplier shall pay all freight charges, duty, taxes, customs and/or brokerage fees for shipment of the repaired or Replacement Products to Sun. All repaired or Replacement Product shall be shipped 2-day air or equivalent method to arrive at its final destination within two (2) days after shipment for domestic shipments by Supplier, and five (5) days after shipment for intentional shipments.

        11.3  Expedited Transportation. All Products in warranty that is past due from the date established by the RMA and tracked in the purchase order shall be shipped by the most expeditious method at Supplier's expense.

        11.4  Matched Shipment Mode. Not withstanding the requirement of subsection 11.3, Supplier shall at least match or better any mode of shipment used by Sun to return Products and/or FRUs to Supplier, pursuant to either subsections 11.1 or 11.2 hereof.

12.0 Repair Warranty

        12.1  Supplier agrees to provide in warranty and out of warranty repairs on all Products and FRUs for at least [...***...] after the last ship date therefor that Supplier provides Notice of to Sun of End of Life for such Products or FRUs.

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        12.2  All Repaired or Replacement Products and FRUs shall be warranted by Supplier to perform in accordance with the applicable Product Specification or portion thereof as agreed to in writing by the Supplier and Sun, and shall be free from defects in material and workmanship as follows:

          a.    In warranty: [...***...] or the remainder of the original Product warranty, whichever is greater.

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          b.    Out of warranty: [...***...] from the date of receipt by Sun.

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        12.3  Repairs on Products or FRUs shall be handled in accordance with the terms of this Exhibit.

        12.4  Supplier shall provide Sun with applicable repair costs, replacement costs, lead times, changes in MTBF data and other pertinent data points.

        12.5  Manufacturers' Warranties (This provision is applicable primarily to turnkey suppliers) Manufacturers' Warranties shall mean the warranty terms and conditions, whether negotiated by Supplier or Sun, for all Product parts purchased by Supplier. Supplier shall either obtain the rights to pass through and shall pass through to Sun all Manufacturers' Warranties as part of the warranty provisions hereunder, or accept warranty returns from Sun and administer such returns on Sun's behalf. Where Supplier negotiates the Manufacturer's Warranty, Supplier agrees to use its reasonable efforts to secure [...***...]. Supplier agrees to furnish to Sun the text of all Manufacturers' Warranties terms upon Sun's request, including a list of Supplier's applicable worldwide repair/exchange locations.

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 22l-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

13.0 NTF's

        13.1  No Trouble Found ("NTF")—In Warranty. There will be no charge associated with Product returned in warranty which is determined by Supplier to be NTF after testing provided, however, that such situations do not exceed [...***...] for the [...***...] year from GA of Product life and [...***...] annually thereafter, of the total returned to Supplier for repair over an annual period of time regarding a specific Product or Product family. The parties shall work together on testing procedures. For all other situations involving Product returned in warranty which is determined by Supplier to be NTF after testing, the NTF charges in Exhibit B-4 shall apply.

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 22l-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        13.2  No Trouble Found ("NTF")—Out of Warranty. NTF charges set forth in Exhibit B-4 will apply only in the event that the number of units determined to be NTF exceeds [...***...] of the total returned to Supplier for repair over an annual period of time pertaining to a specific Product or Product family.

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 22l-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        13.3  Regardless of whether or not a Product is determined to be NTF or repaired, it must be upgraded to a revision level in accordance with and as a function of the then current approval release in accordance with an on-line ECO process that follows AGILE upgrade of the latest Product or FRU BOM. NTF charges do not include the cost of upgrading any Product to a revision level agreed upon by Sun and Supplier.

14.0 Inventory Management

        14.1  Supplier shall follow adequate procedures for the proper control of Sun inventory. Record keeping shall include, but not be limited to, the maintenance of accurate, updated records of the Sun inventory and the use of an inventory tracking system that measures physical inventories, cycle counting, and other adjustments to maintain accuracy.

        14.2  Cycle count results shall be reported by Supplier to Sun within two (2) working days after Sun's initial request.

        14.3  Supplier shall be responsible for all Product inventory variances. If Supplier is unable to reconcile any inventory variance for Products in Supplier's possession, Supplier shall be liable for the unaccounted inventory and will: (i) provide Sun a like unit or, (ii) upon Sun's agreement, give Sun full credit for Sun's replacement cost of the missing item within thirty (30) days after discovery of the variance.

        14.4  Supplier shall be responsible and bear the risk of loss for any test equipment, system hardware, and/or bailed materials provided by Sun in support of Product repair. If Supplier is unable to reconcile any variance in such equipment and/or material, Supplier shall be liable for the unaccounted equipment and will provide Sun a full credit for Sun's replacement cost of the missing item within thirty (30) days after discovery of the variance. Supplier shall use its commercially reasonable efforts to provide Sun with a list of all its requirements for equipment unique to Sun's Products ninety (90) days prior to initiating Product repair support.

15.0 Third Party Repair

        15.1  Sun or Sun's TPRS's will have the right to repair Product and/or FRUs following the agreed upon warranty period without the express written consent of Supplier. Sun or Sun's TPRS's do have the right to repair Product and/or FRU's during the out of warranty support period as mutually agreed upon under Supplier's out of warranty support terms and conditions.

        15.2  Subject to the terms and conditions of this Agreement, Supplier agrees to fully authorize Sun or Sun-approved TPRS's at a mutually agreed charge to Sun or Sun-approved TPRS's to perform repair services for Products and/or FRUs, when:

          a.    it is mutually beneficial to Sun and the Supplier; or

          b.    Supplier is in default due to failure to meet Sun's delivery or quality targets consistently over a [...***...] period of time after Supplier has been notified in writing and a Corrective Action Program has been implemented; or

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 22l-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          c.    All of the following conditions are met: Sun has reasonably determined that Supplier's pricing is no longer cost competitive, Sun and Supplier have not mutually agreed upon a resolution, and Sun has provided Supplier with at least ninety (90) days Notice thereof in writing.

        15.3  In the event that Supplier has authorized in writing or licensed for a fee to mutually agreed upon by Sun and Supplier the Sun's TPRS's identified in Exhibit B-3 to perform in-warranty repairs on Supplier's behalf, Supplier and TPRS will negotiate in good faith reasonable reimbursement costs to such TPRS's.

        15.4  Upon Sun's request, Supplier agrees to: (i) furnish Sun or Sun's TPRS's with all test/debug diagnostics procedures and all documentation required to repair Product, (ii) make available to Sun any special tools, fixtures, test equipment and proprietary parts required to repair Product, and (iii) bring repaired Product up to the current Product Specification level at a charge to be mutually agreed upon by Sun and/or TPRS prior to execution of this Agreement.

        15.5  Supplier shall provide to Sun a BOM for each FRU identified in Exhibit B-5 within thirty (30) days after authorization or licensing of a TPRS pursuant to Section 15.2 to the extent not prohibited by the requirements of a bona fide confidentiality arrangement Supplier still then in effect between Suppliers and its suppliers. This list shall include all parts which Supplier, in its reasonable opinion, has determined are most likely to fail and require replacement through repair, as well as the prices and lead times for each item. Supplier agrees to provide all parts required for replacement and repair to an authorized or licensed TPRS, including parts commercially available, with pricing, to include a reasonable margin, and lead times to be mutually agreed to by TPRS and Supplier.

        15.6  Supplier will, at a charge to mutually agreed to by Sun and Supplier, provide appropriate technical support and training regarding Repair Services for the Products to Sun and/or Sun's TPRS's. Such support and training shall be provided when needed by Sun and/or the TPRS's in the event (i) a new Product is introduced to the Repair Service and/or (ii) a new TPRS is being qualified by Sun and/or authorized by Supplier, to enable Sun's TPRS's to perform Repair Services to like new condition.

16.0 Notices

        Any required notices or changes as outlined in this Exhibit B and Exhibit C-1 shall be sent in writing to Sun at:

Sun Microsystems, Inc.	DotHill Systems Corp.
901 San Antonio Road, M/S UBRM03-151	6305 El Camino Real
Palo Alto, CA 94303	Carlsbad, CA 92009
Attention: Global Support Operations	Attention: Mike Munden,
Sr. VP of Customer Support

17.0 Assignment

        Supplier shall give Sun ninety (90) days written notice of its intent to assign any rights, duties or obligations under this Exhibit B. Any such rights, duties or obligations may not be assigned in whole or in part without Sun's prior written consent. Sun's consent shall not be given until and unless Supplier demonstrates to Sun's satisfaction that Supplier's obligations hereunder will be maintained during and after the assignment, and that the assignee is capable of meeting the terms and conditions of this Exhibit B. It is Supplier's responsibility to ensure and Supplier guaranties that the service level and all other Supplier obligations of this Exhibit B which have been assigned or subsequently transferred to an assignee for each Product listed in Exhibit B-5 are met throughout the remainder of the Support Period.

18.0 Disengagement

        The Supplier will be responsible to provide Repair Services during the agreed upon warranty period. In the event any Sun Office chooses to discontinue the use of Supplier's Repair Services for out of warranty Repair Services, the following provisions shall apply:

        18.1  The Sun Office choosing to discontinue the use of Supplier's Repair Services after the agreed to warranty period must Proceed in accordance with Section 15 hereof.

        18.2  Supplier shall complete the Repair Service for all Products delivered to Supplier for repair on or before the repair completion date specified in the Sun Office's discontinuance notice and shall return all Repaired or Replacement Products to the appropriate Sun or Sun authorized DC or TPRS in accordance with the terms of this Exhibit. Returns must be completed prior to the effective date of such discontinuance; and

        18.3  Supplier shall appropriately manage and maintain all Products delivered to Supplier for Repair Service after the repair completion date. Supplier shall store all such Products in a secure, dry, enclosed and segregated area for shipment to Sun on or before the actual date of discontinuance; and

        18.4  The Sun Office(s) shall have no further liability of any kind to Supplier for outstanding Repair Services, except to make payment for Repair Services then owing.

Exhibit B-1
Supplier's Repair Facilities

DotHill Systems Corporation
6305 El Camino Real
Carlsbad, CA 92009
Contact: Evelyn Godwyn, Global Logistics Manager, Customer Support Operations
Ph: (800) 872-2783, x550
Pager: (800) 431-4489
E-mail Pager: 7609433164@myairmail.com
Fax: 760-931-5527
E-mail: evelyn.godwyn@dothill.com

Note: Evelyn Godwyn is the single point of contact for all repair matters on a worldwide basis. She will designate an alternative contact in the event she is not available.

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit B-2
Sun Enterprise Services Offices and Distribution Centers

[insert Commodity-specific version of Exhibit B-2 where appropriate]

Type B
Billing Address:
Sun Microsystems Australia Pty. Ltd.
c/o Service Solutions Technologies
Level 1, 399 Pacific Highway
P.O. Box 845, Artarmon NSW 2064, Australia
Ph: 011 61 29 433 7400
Fax: 011 61 29 433 7449
Attn: Eddie Evans
Email: eddie.evans@sersol.com.au	Type A
Shipping/Receiving Address:
Sun Microsystems Australia Pty. Ltd.
c/o Computer Logistics Solutions
Unit 16, 809-821 Botany Road
Rosebery NSW 2018 Australia
Ph: 011 61 29 667 4641
Fax: 011 61 29 313 5210
Attn: Denis Cowley
Email: denisc@clsnet.com.au
Type B Billing Address: Sun Microsystems, Inc. Account Payable Dept. P.O. Box 7550 Mountain View, CA 94039	Type A Shipping/Receiving Address: DHL Miami Logistics Center 5985 N.W. 18th Street, Bldg. 2200 Miami, FL 33159 Attn: Yeniss Palacio Ph: (305) 871-5522 Fax: (305) 870-9747
Type B Billing and Shipping/Receiving Address: CRC Ltd. (tape drive products) 19 Thame Park Business Centre Wenham Road Thame, Oxon, OX9 3XA England Ph: 01844 261900 Fax: 01844 261677
Type B
Billing and Shipping/Receiving Address:
CRC Ltd. (hard drive products)
59/60 Nasmyth Road
Southfield Industrial Estate
Glenrothes, Fife
Scotland, KY6 2SD
Ph: 592 774704; Fax: 592 774150
Roger Shenfield

Type B
Shipping/Receiving Address:
Nihon Sun Microsystems K.K.
Sun Enterprise Services Logistics
Kanagawa-Ken, Atsugi-Shi
3147 Sakai, 243-0022 Japan
Attn: Kevin Parrington
Ph: 011 81 0462-29-2481
Fax: 011 81 0462-29-2219
Type A
Billing Address:
Nihon Sun Microsystems K.K.
c/o JTP (Japan Third Party K.K.)
Attn: Mr. Kohju Iwasaki
Tokyo Technical Center
Tokyo, Ohta-ku
3-4-2 Keihinjima
143-0003 Japan
Ph: 011 81 3 3799 5871
Fax: 011 81 3 3799 5367

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit B-2
Sun Enterprise Services Offices and Distribution Centers

Type B Billing Address for Singapore: Sun Microsystems of California Ltd. 22/F Shui on Center, 8 Harbour Road Wanchai, Hong Kong
Correspondence Address for Singapore: Singapore:	Type A Shipping/Receiving Address for

Sun Microsystems Pte. Ltd.
1 Magazine Road #07-01/13 20
Central Mall
Singapore 059567
Ph: 65-4381888
Fax: 65-4387646
Att: Jessie Chia (ext. 22) (correspondence)
Toniel Lee, Field Materials Manager, Asia Operations	Sun Microsystems Pte. Ltd. KWE Kintetsu World Express Changi South Avenue 2 Singapore 486547 Tel: 548-4564 Fax: 546-1007 A.K. Goh, Asst. Manager of Operations Pager: 5126843
Type B Billing Address: Sun Microsystems, Inc. Logistics Accounts Payable Dept. P.O. Box 7550 Mountain View, CA 94039 Ph: (510) 442-0005 Fax: (510) 442-1436	Type A Shipping/Receiving Address: Sun Enterprise Services NAAFO c/o USCO Distribution Services 30805 Santana Street Hayward, CA 94544
Type B Billing Address: Sun Microsystems, Inc. Logistics Accounts Payable Dept. P.O. Box 7550 Mountain View, CA 94039	Type A Shipping/Receiving Address: Sun Enterprise Services NAAFO c/o USCO Distribution Services 20 Industrial Avenue Chelmsford, MA 01824 Ph: (508) 250-0028 Fax: (508) 250-1297

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit B-3
Sun Enterprise Services Third Party Repair Suppliers

Anacomp International TSG
Mulberry BusinessPark
Fishponds Road
Wokingham, Berkshire RG41 2GY
England

Tel No. +44 118 9774977
http://www.anacomp.com/

Anacomp, Inc.
12365 Crosswaite Circle
Poway, CA 92064

Tel. No. (858) 679-9797

http://anacomp.com/

Flash Global Logistics
81 Northfield Ave.
Suite #301
West Orange, NJ 07052

Tel. No. (973) 243-1230

http://www.flashlogistics.com/

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT B-4
NTF Charges

        The NTF charge is: [...***...] pursuant to percentage limitations of subsection 13.1 and 13.2 of Exhibit B.

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT B-5
Out of Warranty Repair
Sun Part Number Supplier Part Number Product Description Price New Product Warranty

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit B-5
Out of Warranty Repair

Sun FRU P/N	Dot Hill Model Number	Description	Price	NR *	New Prod Warranty	FCS Date
2U SCSI Product						09/02
F370-5393-xx	MN2-JBOD-LVD	BOX, 2U, JBOD, LVD, Chassis + Backplane	[***]		[***]
TBD	MN2-RAID-LVD	BOX, 2U, RAID, LVD, Chassis + Backplane	[***]		[***]
F370-5394-xx	MN2-EMU-02	EMU, 2U MODULE w/SAF-TE	[***]		[***]
F370-5396-xx	MN2-JIOM-LVD-02	HOST/DRV I/O MODULE JBOD, LVD, 2U	[***]		[***]
F370-5397-xx	MN2-RIOM-LVD-02	HOST/DRV I/O MODULE RAID, LVD, 2U	[***]		[***]
F370-5398-xx	MN2-PUM-AC-02	AC PWR SUPPLY/FAN MOD, 2U	[***]		[***]
TBD	MN2-PUM-DC-O1	DC PWR SUPPLY/FAN MOD, 2U	[***]		[***]
F370-5399-xx	MN2-TERM-02	TERMINATOR MODULE, LVD, 2U	[***]		[***]
F370-5400-xx	MN-36S-U3-10K	DRIVE MOD, 36GB LVD, 10K RPM	[***]		[***]
F370-5403-xx	MN2-LCM-512-02	CONTROLLER MODULE, 512 MEMORY, BATTERY, LVD	[***]		[***]
F370-5405-xx	MN-CBL-VHD-VHD-01	CABLE, LVD, 1 FT, JUMPER	[***]	[***]	[***]
TBD	MN-CBL-VHD-VHD-02	CABLE, LVD, 1.5 FT, EXPANSION	[***]	[***]	[***]
TBD	MN2-BAT-LVD	BATTERY, LVD	[***]	[***]	[***]
TBD		DRIVE MOD, 36GB LVD, 15K RPM (XTA-2310-36GB-15K)			[***]
TBD		DRIVE MOD, 73GB LVD, 10K RPM (XTA-2310-73GB-10K)			[***]
2U Fibre Product						10/02
TBD	MN2-BOX-FC	BOX, 2U, FC, Chassis + Backplane (RAID/JBOD)	[***]		[***]
TBD	MN2-RIOM-FC-1GB-01	I/O w/SAF-TE & RAID CONT FC, 1GB MEMORY,BATTERY U2	[***]		[***]
TBD	MN2-JIOM-FC-01	I/O w/SAF-TE, JBOD FC, 2U	[***]		[***]
F370-5398-xx	MN2-PUM-AC-02	AC PWR SUPPLY/FAN MOD, 2U	[***]		[***]
TBD	MN2-PUM-DC-01	DC PWR SUPPLY/FAN MOD, 2U	[***]		[***]
TBD	MN-36S-FC-10K	DRIVE MOD, 36GB FC, 10K RPM	[***]		[***]
TBD	MN-CBL-MLC-MLC-02	CABLE, FC, 1.5 FT, EXPANSION	[***]	[***]	[***]
TBD	MN2-BAT-FC	BATTERY, FC, 2U	[***]	[***]	[***]
TBD		DRIVE MOD, 36GB FC, 15K RPM (XTA-2610-36GB-15K)
TBD		DRIVE MOD, 73GB FC, 10K RPM (XTA-2610-73GB-10K)
TBD		DRIVE MOD, 146GB FC, 10K RPM (XTA-2610-146GB-10K)

1U Blade Product						10/02
TBD	MN1-JBOD-LVD	BOX, 1U, JBOD, LVD, Chassis + Backplane & Fixed I/O Boards w/SAF-TE	[***]		[***]
TBD	MN1-RAID-LVD	BOX, 1U, RAID, LVD, Chassis + Backplane & Fixed I/O Boards w/SAF-TE	[***]		[***]
TBD	MN1-PUM-AC-02	AC PWR SUPPLY/FAN MOD, 1U	[***]		[***]
TBD	MN1-PUM-DC-01	DC PWR SUPPLY/FAN MOD, 1U	[***]		[***]
F370-5400-xx	MN-36S-U3-10K	DRIVE MOD, 36GB LVD, 10K RPM	[***]		[***]
F370-5403-xx	MN2-LCM-512-02	CONTROLLER MODULE, 512 MEMORY, BATTERY, LVD	[***]		[***]
F370-5405-xx	MN-CBL-VHD-VHD-01	CABLE, LVD, 1 FT, JUMPER	[***]	[***]	[***]
TBD	MN-CBL-VHD-VHD-02	CABLE, LVD, 1 5FT, EXPANSION	[***]	[***]	[***]
TBD	MN2-BAT -LVD	BATTERY, LVD	[***]	[***]	[***]
TBD		DRIVE MOD, 36GB LVD, 15K RPM (XTA-2310-36GB-15k)			[***]
TBD		DRIVE MOD, 73GB LVD, 10K RPM (XTA-2310-73GB-10K)			[***]

*NR—Non Repair, consumable will be replaced, not repaired

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT C
SUPPLIER'S QUALITY PROGRAM
(attached)

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT C

SUPPLIER'S QUALITY PROGRAM

1.0  Purpose

        This Exhibit defines Sun's requirements for Supplier's quality program ("Quality Program") and Supplier's responsibilities for manufacturing, inspecting, testing and supplying production Product(s) to Sun. Additional Customer Support quality requirements are set forth in Exhibit C-1 attached hereto.

2.0  Scope

        This Exhibit describes Sun's requirements for the Quality Program for the manufacture of Product(s) for Sun. Product(s) covered under this Exhibit C are fabricated materials and assemblies and electrical-mechanical turnkey assemblies ("Enclosure Products"). The term "quality" as used herein means conformance to the Specification for the Product (Sun's Engineering 950-xxxx-xx) and all other applicable Sun 950-xxxx-xx and 923-xxxx-xx process and Product specifications as they may be amended from time to time by Sun Engineering Change Orders ("ECOs"). Specification shall mean the applicable Product specification for the Product(s), which may be changed from time to time by written agreement of the parties.

        2.1    Objective

          Sun's objective is to achieve "ship to stock" status for all Products shipped to Sun as a result of Supplier consistently meeting the Quality Program defined in this Exhibit.

        2.2    Applicable Documents

  Sun's 950-xxxx-xx Specifications and 923-xxxx-xx process and Product specifications
  Supplier's Product Specification
  MIL-STD-105E
  MIL-HDBK-217E
  Supplier Scorecard Procedure
  ISO 9000
  WWOPS Supplier Engineering: Mass Storage Group Supplier Certification Process (923-1336-xx)
  Additional Documents (applicable to Enclosure Products):
  Sun's Color Specifications
  Sun's Paint Specifications (950-1550-xx, 950-1311-xx)
  Sun's Global Cosmetics Quality and Workmanship Standards (923-2001-xx)
  First Article Procedure (923-2320-xx)

3.0  Precedence of Documents

        In the event of a conflict between the terms and conditions of this Agreement, Sun's Specification, Sun's process and Product specifications, and this Exhibit C, the order of precedence shall be as follows: (1) this Agreement, (2) Sun's Specification, (3) Sun's process and Product specifications, (4) this Exhibit C.

4.0  Supplier Process Requirements

        Supplier shall adhere to a quality/manufacturing plan (including a data collection/tracking/reporting system) ("the Process"), that will ensure compliance with the requirements and terms and conditions of this Exhibit C, the Agreement, and ISO 9000. The Process and procedures developed by Supplier shall be documented. Sun will review this Process during the Process Certification period (see Section 5.5 of this Exhibit).

        Supplier is responsible for the quality of Product(s) and/or components procured or manufactured for Sun. Approval of Supplier's Process by Sun does not relieve Supplier of this responsibility. Supplier shall develop and implement a process for initial and ongoing/periodic process certification of internal and external suppliers for components and all major subassemblies. Supplier will provide copies of certification results/reports to Sun upon request.

        4.1    Process Flow Charts

          Supplier shall provide a general process flowchart for the Product(s) and major subassemblies as agreed to by Sun and Supplier and shall identify all assembly, test, and inspection subprocesses.

        4.2    Data Collection Systems

          Supplier shall implement a "Weekly Value Chain Quality Chain Reporting System". The Data Collection System will show where failure data is collected and detailed process yield targets. Supplier shall provide on-going reports (via electronic or web-based method) of current yields, the "top three (3) pareto failures per critical process, failure analysis ("FA") and corrective action ("CA ") documenting continuous improvement and Ongoing Reliability Testing ("ORT"), at Sun's option. This will be reviewed by Sun during the Process Certification.

        4.3    Configuration Control

          Supplier must develop and implement a "Sun Configuration DPM Goal Quality Assurance Plan" prior to production start, as mutually agreed upon by the parties, which will include, but not be limited to, the following. DPM, as defined herein, means Defects Per Million.

    •
    FA plan

    •
    Reporting methodology/format

    •
    Closed loop CA plan

    •
    Individuals and/or team identified as owners of the plan

    •
    Process to include alert levels and trigger points

    •
    Specifications required, maximum time for actions to be completed, escalation and review process.

    •
    Statistical DPM measurement method

    •
    Sun Supplier Engineering: Quality Demonstration Test Plan

        4.4    Quality Assurance Plan

          Supplier must develop and implement a "Sun Configuration DPM Quality Assurance Plan" prior to production start, as mutually agreed upon by the parties, which will include, but not be limited to, the following:

    •
    FA plan

    •
    Reporting methodology/format

    •
    Weekly, except where noted:

            1.    Yield/DPM report (all critical stations, including pareto with FA/CA for the top 3-5 pareto items with targets)

            2.    Outgoing Quality Test/Audit DPM report with FA/CA for all failures

            3.    DPM Improvement Plan if greater than Sun goal (updates weekly or biweekly)

            4.    Corrective Action Report ("CAR") Tracking Log

            5.    Sun site first level FA reports

            6.    FA/CA reports

            7.    CAR tracking report

            8.    ORT/Periodic Reliability Sequential Test (PRST) chart with FA/CA for all failures

            9.    Turn-around time ("TAT") tracking reports

            10.  Annualized Failure Rate ("AFR") report (Sun's and other comparable customers' monthly data and 5 month rolling average) (monthly)

    •
    The following report will be provided by Supplier to Sun in accordance with a mutually acceptable reporting frequency, which the parties shall determine in good faith: ORT/Periodic Reliability Sequential Test (PRST) chart with FA/CA for all failures.

    •
    Closed loop CA plan

    •
    Individuals and/or team identified as owners of the plan

    •
    Process to include alert levels and trigger points

    •
    Specifications required, maximum time for actions to be completed, escalation and review process.

    •
    Statistical DPM measurement methodology process to proactively inform Sun of any Products suspect of not meeting Sun's quality or reliability requirements along with risk assessment Sun Supplier Engineering: Quality Demonstration Test Plan

        4.5    Control of Purchases

          Supplier will have a Quality Program that provides a reliable means of determining the quality and reliability levels of all purchased supplies, material, and components used in the manufacture of Product(s).

          In the event Supplier desires to change the vendor or selected source of a component used in the manufacturing of Product(s), Supplier shall collect quality/evaluation data to support and justify the change (data must show that quality levels are sustained and/or improved). The quality data will be made available to Sun at least sixty (60) days prior to implementation by Supplier. Section 4.8 below details what source changes require prior notification.

          In the event that a problem is identified in the availability or quality of purchased supplies, materials. or components used in the manufacture of Product(s), upon Sun's request, Supplier agrees to permit Sun to participate in the development of a CA plan, which may include Sun personnel accompanying Supplier's personnel to vendor sites to perform process and design audits and view CAs.

          Supplier is responsible for all inspections/tests of sub-tier Supplier-purchased or Supplier-produced parts to ensure conformance to the Specification. Traceable process, configuration and quality records must be kept for each Supplier-purchased or Supplier-produced lot of components for one (1) year from date of delivery to Supplier. Supplier shall not use any non-conforming purchased or produced parts.

        4.6    Defect-Free Program/Corrective Actions

          Sun's goal is to receive Product(s) that are defect-free. Supplier shall document and implement a defectfree program as part of the Process which constantly reduces the defect rate of its Product(s). Sun shall not be obligated to accept any defective Product(s) shipped by Supplier.

          Supplier will establish a program to ensure the performance of effectiveness CAs. This program will be based upon information derived from failure reporting and analysis and will ensure that parts, components or assemblies are corrected so as to properly perform their intended function.

          Supplier shall maintain records of CAs indicating the frequency of defect during fabrication of Product(s), the proposed corrective change in process, evaluation of its effectiveness, and an effective date, date code and serial number for implementation. Such records will be posted on Supplier's Value Chain website (referenced in Section 4.2 above) for review by Sun.

        4.7    Changes in Manufacturing Process or Product

          In the event that Supplier desires to change the Product or its fundamental manufacturing process, Supplier shall notify Sun in writing within a reasonable period (no less than sixty (60) days unless such shorter period is agreed to by Sun in advance based on the critical nature of implementation of the change, which agreement will not be unreasonably withheld, delayed or conditioned) prior to the effective date of the proposed change and provide Supplier deviation, Engineering Change Request ("ECR")/ECO) or process change notification document(s) to Sun for formal review/approval. Supplier will not implement any change to a Sun configuration which is not approved by Sun in writing, which approval will not be unreasonably withheld, delayed or conditioned. Examples of changes which require notification include, but are not limited to, the following:

    •
    Changes in major test equipment

    •
    Changes in burn-in time or environment

    •
    Changes in manufacturing facility locations

    •
    Any changes that affect the form, fit, function, quality, reliability, serviceability or safety of the Product(s).

    •
    Any change to the Product affecting clock speeds.

    •
    Any change of a programmed part on the Product(s).

    •
    Any change to a custom or semi-custom I.C.

    •
    Any change made to correct a problem in a Sun application, made at the request of Sun.

    •
    Any change made to the board fab.

    •
    Any change to material specified in Sun's Specification/Drawings (Enclosure Products).

          Supplier shall supply Sun copies of all ECOs affecting the Product.

          Supplier agrees to provide verbal notification to the appropriate Sun SE of all other process changes which do not affect form, fit, function, serviceability, or safety.

          Supplier shall implement such changes in the process only if collected quality/evaluation data verifies that quality and reliability levels would be sustained and/or improved as a result of such change. The quality data must be submitted to Sun for review before implementing the change.

        4.8    Re-Qualification

          Major changes in manufacturing process or product construction/design will require re-qualification and/or process re-certification to the Specification, except to the extent Sun waives this requirement by providing written consent, which consent will not be unreasonably withheld, delayed or conditioned.

          Sun may reasonably require Supplier to perform reliability tests if applicable to Product to confirm an equivalent or improved reliability of the Product(s). Supplier shall coordinate notification of planned major changes with Sun. At Sun's request, Supplier shall run a pilot production.

          All Product and process changes affecting form, fit, function, quality or reliability require Supplier to submit a completed Qualification Data Package, reference "Quality Data Package Expectation" provided by Sun to Supplier. The Quality Data Package must be completed and supplied to Sun at least sixty (60) days prior to implementation of the change. Payments to reimburse Supplier for costs actually incurred may be required to be paid by Sun for re-qualification or re-certification activities involving a Sun-initiated change to Product that is unrelated to quality or reliability. Any such payments will be determined by the parties prior to the commencement of such activities.

5.0  Product Qualification Program

        This section describes a series of reviews and tests that Supplier must accomplish during the product development and pilot build of its Product(s).

        5.1    Design Review

          Supplier will present to Sun Engineering, upon request, a comprehensive review for each new Product consisting of:

            [...***...]

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          The Sun review team will consist of the Development Engineer and SE. Supplier shall submit appropriate documentation to Sun one (1) week prior to the scheduled review.

        5.2    Reliability Prediction

          Reliability requirements for Enclosure Products (if applicable) will be specifically identified on individual drawings as reliability notes to ensure that these reliability requirements are met. Supplier shall perform a Mean Time Between Failures ("MTBF") reliability prediction in accordance with Telcordia, SR-NWT-000332, Issue 1, May 2001; Reliability Prediction Procedure for Electronic Equipment based on the preliminary Bill of Material. Results of the reliability prediction shall be submitted to Sun for review.

        5.3    First Prototype Shipments/First Article Inspection

          Supplier shall submit to Sun engineering for each new Product the following preliminary design documents to Sun, upon request, with the first pass prototypes.

          a.    [...***...]

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          b.    [...***...]

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          c.    [...***...]

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          Upon mutual agreement by Sun and Supplier, additional documents may be provided by Supplier with first pass prototypes.

          Sun reserves the right to audit Supplier's First Article process and to require delivery of First Article samples of finished goods to Sun.

        5.4    Second Prototype Shipments

          "Second prototype" shipments will be used at Sun to run a reliability demonstration test. Supplier will demonstrate the reliability goal at [...***...] confidence level. Supplier will start design validation testing, and reliability testing at the site of Supplier, Supplier's External Manufacturer(s) or a qualified independent lab prior to "second prototype" shipment.

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          Supplier is responsible for conducting and documenting a complete Design Validation Test ("DVT"). The DVT must show that the Product is capable of meeting all of Sun's specifications. (The Specification contains a complete listing of those specifications and the Sun reference part numbers.)

          Supplier shall submit to Sun for its approval the reliability test plan to be used by Supplier to demonstrate that the MTBF meets the Specification.

        5.5    Process Certification

          5.5.1    Products

            Supplier will conduct PCTs prior to the start of Sun production. The purpose of these tests is to have Supplier demonstrate that its manufacturing process is stable and capable of producing high quality product in volume.

            Required documentation will include, but not be limited to, the following:

      •
      [...***...]

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      •
      [...***...]

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      •
      [...***...]

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      •
      [...***...]

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          5.5.2    DF* (Design for Manufacturability, Design for Testability, etc.):    Supplier will implement all agreed upon DF* recommendations as identified by Sun, Supplier's "Open Bug

  GAP Report", and agreed upon External Manufacturer(s) recommendations prior to P2 build. Supplier will review all fixes with Sun Operations Engineering prior to DF* implementation.

          Any additional gaps identified by Supplier during any pre-production or production volume phase throughout the entire supply chain is subject to review by Sun Operations Engineering. Any gaps identified by Sun Operations Engineering will be communicated to Supplier for review/verification and implementation in a timely fashion.

          5.5.3    Design/Compliance Verification:    Sun Operations Engineering will review all Supplier Product design verification test plans and results against Sun's best practices. Any gaps identified will be reviewed with Supplier for applicable modifications.

          5.5.4    Supplier Assembly Tooling and Enclosure Products

          Tool/Process Qualification. No data or samples will be submitted for Sun's approval until Supplier has inspected the mutually agreed upon quantity of parts and has ensured that the tool/process satisfies Sun production level drawing and engineering specifications. This requirement also applies to any re-submission that may be required. Submission of gauge Reproducibility and Repeatability reports to Sun is required for all critical assembly tooling prior to production of a part/assembly for Sun.

          For Supplier-developed or Supplier-vendor developed Sun Tooling, Supplier shall provide complete tool design drawings to Sun's SE for approval prior to construction of Sun tooling. Payments to reimburse Supplier for costs actually incurred may be required to be paid by Sun for qualification, inspection, design and creation of tooling. Any such payments will be determined by the parties prior to the commencement of such activities.

          Tool Approval/First Article Inspection. Supplier shall provide to Sun, for its approval, data obtained from a 100% inspection of all dimensions/specifications of the initial parts produced to evaluate the tooling and set-up. These parts shall be run under production conditions (e.g. correct speed and proper temperature). Each cavity of a multi-cavity mold must be inspected and approved.

          If heat treating and/or plating or coating is specified, the parts must be re-evaluated and additional data collected after these processes have been completed.

          Sun reserves the option to verify and validate any and all First Article results.

          5.5.5    Process Capability

          Supplier shall produce a Process Capability Study which analyzes the information and data for the variable characteristics of all processes in a mutually agreed upon format. Supplier shall adjust processes as indicated by the Process Capability Study results to achieve targeted quality goals. Supplier shall develop X/R charts or comparable information to evaluate the capabilities of the processes. All mutually agreed critical dimensions or features of parts called out in Sun's drawings shall meet a Cpk index of 1.33 (industry standard measurement).

        5.6    Quality Systems Requirements

          Supplier must maintain a defined Quality System for Product measurement and evaluation throughout the manufacturing process. The Quality System shall monitor incoming material control, work-in-process and final Product and packaging. The Quality System shall include:

            (a)  Acceptance processes and facilities

            (b)  Maintenance and calibration of gauging and test equipment

            (c)  Sampling plans and First Article inspection

            (d)  Control and disposition of non-conforming material

            (e)  Records maintenance

            (f)    Ship hold and Stop-ship authorization procedures

            (g)  Reliability and qualification test data for Product

        5.7    Packaging Requirements

          Specific packaging requirements beyond the standard process will be supplied by Sun as required. In all cases packaging and outer packaging must be provided to ensure all material arrives at Sun undamaged.

        5.8    Supplier Quality Levels

          Supplier's quality levels for Product are measured in DPMs and cover the entire manufacturing process, Supplier post pack audit and Sun reseller and customer DOAs. Failures will be attributed to Supplier's process or Product unless Sun and Supplier mutually agree that such a failure was not caused by Supplier. Minimum DPM rates during production are set forth below.

          Beyond month one of production, all Product failures in excess of the DPM requirements below will be required to have a documented improvement plan. Where required by Sun, this plan will also contain extraordinary action plans such as pre-screening.

          Sun also reserves the right to place Products which exceed the DPM requirements on stop-ship.

          If the Product(s) continue to fail to meet the DPM goals following [...***...] of the date of Sun's notice of a DPM shortfall (the "DPM Shortfall Notice"), Sun may engage a third-party to conduct a failure analysis and make the appropriate corrections to the Product. Supplier shall reimburse Sun for the actual costs and expenses of the failure analysis and implementation thereof, as well as the cost and expense of Sun resources reasonably necessary to remedy the DPM shortfall. Supplier shall fully cooperate with Sun and its third-party failure analysis contractor and provide each with all necessary resources and rights required by Sun to complete and implement the failure analysis. Notwithstanding the foregoing, Sun may terminate, effective immediately upon notice thereof, the applicable Award Letter, this Agreement and/or any purchase order: (a) if Sun determines in its reasonable judgment following review of the failure analysis that the DPH shortfall can not be remedied; or (b) following [...***...] from the date of the DPM Shortfall Notice.

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          Failure rates = # of verified failures ÷ the # of units used (by Sun and/or Sun contractors) × 1,000,000

  OEM Storage Goals

Production time	[...***...] [...***...]	[...***...] [...***...]

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          It is anticipated that quality levels will continue to show improvements from these baselines over time. As Sun's internal integration DPM rates decrease, Sun reserves the right to re-negotiate these DPM requirements with Supplier. Steady state DPM will be used for the purposes of score carding quality.

        5.9    Sun AFR Goal

          Supplier acknowledges that AFR (including the reporting requirements established in Section 4.4) is a key performance metric. The parties agree that the AFR calculation shall be based on the following formula:

          [...***...]

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          MTBF = MTBF as defined in the specification

          Actual Failure Rate = [...***...]

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          *For the purpose of this section, unverified or No Trouble Found ("NTF") failures will not be considered when determining whether Product failures have reached the levels stated above.

        5.10    Unexpected Failure Rate

          The failure rate which triggers an Unexpected Failure event is set forth in Section 12 of the Agreement.

        5.11    Actions Related to Excessive DPM Rates and/or Unexpected Failures

          Sun and Supplier agree that in the event Product fails to meet the DPM rates set forth in Section 5.8 above and/or exceeds the Unexpected Failure Rate, then Supplier shall implement immediate CAs, at Supplier's expense unless due primarily to Sun's acts or omissions, to screen out the defects causing the yields to exceed the requirements until long term CAs are implemented and proven effective. Said CAs may include, but are not limited to, the following:

  •
  Extended component, sub-assembly and/or final assembly level bum-in to remove any latent failures.

  •
  Special screening tests in Supplier's process.

  •
  Extend the test time of final/post-final function test(s).

6.0  Supplier Audit Programs

        Supplier shall perform a series of monitoring tests to ensure that its Product(s) conform to Sun's requirements. A brief description of each test requirement follows.

        6.1    ORT

          Supplier shall conduct ORT tests in accordance with mutually agreed upon criteria. The testing will be conducted at Supplier's site in a manner mutually agreed upon between the parties. The ORT test results shall be delivered to Sun on a weekly basis and shall include details of any FA and CAs taken to address any ORT failure. Supplier shall report ORT failures to Sun within two (2) business day after occurrence.

        6.2    Field MTBF and AFR Reporting

          Supplier will implement a process and worldwide database to effectively track monthly field returns by Product (model). Supplier will provide all data detailed in Attachment 2 to Sun by the

  15th of each month. Data must be provided for Sun population only and a separate reporting for "Other Supplier Customers" that provides comparable information in an aggregated manner provided, however, Supplier shall not be required to disclose customer information that is subject to confidentiality restrictions.

        6.3    Ongoing Quality Audit

          Sun and Supplier shall agree to a statistically valid method for estimating the ongoing quality level of every shipment prior to delivery to Sun. Any lots not meeting the agreed upon quality level will be 100% screened by Supplier to ensure their conformance to the Specification.

          At Sun's request, Supplier shall conduct Sun application-specific process monitoring tests. The purpose of this testing is to monitor the ongoing performance of manufacturing processes and product designs and to identify Supplier's and Supplier's External Manufacturer(s)' manufacturing process problems.

          Testing will be conducted on equipment as agreed upon by the parties. Sun shall provide procedures, suggested equipment lists, and analysis of test results. Supplier shall set up the test, maintain the equipment, analyze the root cause of all failures and take appropriate CAs.

          The following provisions are also applicable to Enclosure Products.

          Process Control. Supplier shall maintain control of the manufacturing process utilizing process capability charts. Supplier will notify Sun when the established control limits have been reached or exceeded.

          Deliverable Inspection Data. Supplier shall submit to Sun control charts and data for all controlled dimensions outlined by Sun at intervals designated by the responsible SE.

        6.4    Periodic Specification Testing (PST)

          As reasonably requested by Sun based on the trigger events below, Supplier shall re-test the Product to the full Specification, including beyond spec margin testing and test demonstration, on a periodic basis to confirm ongoing performance to the Specification and to verify that there are no major changes to design margins. The specific timing of this test will be determined by mutual agreement of the parties prior to the start of production. Supplier shall provide a detailed plan for Sun's approval at least once per quarter. If at any time any of the Sun quality metrics are triggered, PST and test demonstration Product validation will be required. These triggers include, but are not limited to, the following:

    •
    Factory DPMs

    •
    Reliability

    •
    Defects on Arrival ("DOA")

    •
    Sun customer escalations

    •
    Sun ORT or PPA

7.0  Sun Audit Programs

        After the Product(s) have been introduced into manufacturing, Sun may choose to conduct the following tests to ensure conformance to the Specification.

        7.1    Source Inspection

          Sun may elect to source inspect lots prior to shipment from Supplier's factory during the initial stages of production or until a reasonable confidence level has been established. Source inspection may be initiated or terminated at Sun's option. Supplier shall permit a Sun employee or representative to visit the factory to source inspect finished lots. Inspection shall be performed and lot acceptance shall be determined in accordance with a pre-agreed upon sample plan. Supplier shall assist the source inspector in unpacking, staging, inspecting, testing, and re-packaging sample units.

          Supplier shall screen rejected lots for discrepant parameter(s) and re-submit them for source inspection. Acceptance at source inspection does not limit Supplier's responsibility for failures. Product quality and reliability is at all times the responsibility of the Supplier. If source inspection is required for more than one (1) month, Supplier will incur this expense.

        7.2    Supplier Process Audits

          Sun may conduct quality audits of Supplier's and its sub-tiers facility(ies) subject to three (3) business days advance notice, during normal business hours to determine Supplier's compliance with Sun's quality requirements. These audits will include review of all aspects of the Process including without limitation FA. The Supplier will also have a documented procedure including frequency of audits of its sub-tier suppliers by Product manufacturing site and SQE.

        7.3    FA/Containment/CA Program

          (1)  TAT will be measured from the date of receipt of Product at Supplier's facility until Supplier's notification to Sun of containment. Containment is defined as the CA, interim or final, which prevents shipment of Products to Sun that have a risk of reproducing the problems found in the FA. In the event that Products which are analyzed are found to be NTF or are caused by a random component failure, containment will be considered complete when Sun is notified, in writing, of the FA results. Random component failures will be documented by objective evidence of failure rate DPM history within Supplier's processes. In the event containment action is not the final CA, the final action will occur within thirty (30) days after Supplier's receipt of Product.

          (2)  The TAT requirement hereunder is an average fourteen (14) calendar days from receipt of Product at Supplier to notification to Sun of containment. Sun agrees to expedite the return of Product requiring FA, with the intent that Products being returned for FA will not be held for consolidation.

          (3)  Supplier will be responsible for tracking TAT and issuing a weekly summary report to Sun. Supplier will also be responsible for issuing quarterly summary reports which will be used by Sun as supporting data for FA responsiveness scorecard calculations.

          (4)  Only Product FA requested by Sun will be used for TAT calculations.

          (5)  Sun requires 100% FA on all Products failing in the following processes, and will notify Supplier of the requirement when the Return Material Authorization ("RMA") is requested. An expedited returns path must be identified for priority failures.

    •
    Sun worldwide customer DOAs

    •
    Sun internal Post Pack Audit ("PP A"), where applicable

    •
    Sun-specific qualification testing failures at Sun, External Manufacturers or key component suppliers

    •
    Sun Reliability Growth Test (RGT), Qualification, PPA, ORT and Process Verification Test ("PVT")

    •
    Supplier "Sun Test" (defined as process step for testing Products on Sun systems at Supplier) Supplier's last 100% functional test station

    •
    Supplier ORT

    •
    Sun customer escalations

          Supplier shall provide to Sun full details of root cause corrective action results. In the case of escalations, Supplier will need to work directly with Sun's field support staff.

          For all of the above returns, priority FA is required as follows:

          2nd level FA completed within [...***...] after receipt and risk assessment where requested available within [...***...] after receipt.

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          These Products will be included in the TAT calculation.

          (6)  Sun also requires FA on all trends found within Sun's manufacturing process and critical worldwide customer failures. It is Sun's responsibility to document and provide to Supplier, at the time of RMA request, the serial numbers of Products which require FA.

        7.4    Sun Process Yield/Pareto Reports

          Sun shall send monthly yield and pareto reports to Supplier. Supplier shall review the reports and investigate any Product in-process for the top three (3) failures listed and advise Sun of the results. Supplier shall provide detailed root cause FA and Supplier pareto information on a weekly basis in response to the Sun report.

          Quarterly meetings will be conducted to review Supplier's progress in improving its yields. Summaries of this information will be distributed to management in both companies. Sun will use this information as a basis for awarding future business. Refer to Attachment 1 for a detailed list of reports required.

8.0  Request For Quote (RFQ) Package Contents (Enclosure Products)

        Sun's Request for Quote (RFQ) package will contain a complete set of documentation, including all necessary Bills of Material (BOMs), Approved Vendor Lists (A VL), specifications and drawings for components and assemblies. Supplier shall review documents/product Specifications and drawings for manufacturability, verify that the correct engineering level is quoted, and provide a detailed quotation to Sun.

9.0  Supplier Test Systems Program

        As referenced in Sections 5.0 & 6.0 above, Supplier is responsible for both initial and on-going testing to ensure the quality of its products. Where this testing requires the use of Sun Systems, Sun has implemented the "Supplier Test Systems Program." This program enables Supplier to purchase systems at significant savings.

        To be eligible for the above-referenced discounts, Supplier must use these systems exclusively for the testing of Product supplied to Sun.

        Sun and Supplier agree to work together to determine whether there is a need for Sun systems to be used in the testing process and Sun will at that time provide the suggested program details to Supplier.

EXHIBIT C-1

CUSTOMER SUPPORT QUALITY REQUIREMENTS

1.0  Purpose.

        This Exhibit defines Sun's requirements for Supplier's repair quality program and Supplier's responsibilities for testing and repairing Products for Sun. This document will be used in conjunction with the Exhibits B and C to this Agreement. For the purpose of this Exhibit C-1, Sun shall mean Sun's Enterprise Services Division.

2.0  Scope.

        This Exhibit describes Sun's quality requirements for worldwide repair of Product either by Supplier or by Supplier's authorized third party(ies). Sun's goal is to receive Products from Supplier which are defect free. Therefore Sun will measure Supplier to an average monthly or quarterly yield of [...***...]. This Exhibit specifies the Supplier processes required in support of this goal.

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.0  Applicable Documents.

Title:	Sun Part Number:
WWOPS: Global Cosmetics—Quality—Workmanship Standards	923-2001-XX
Engineering Specification for Part Identification Label	950-1419-XX
Bar Code Marking Standard for Field Replaceable Units	950-1037-XX
WWOL Labeling and Packaging Procedure for Repaired FRUs	910-2640-XX
Mission Critical Repair Process	ENGOO06, Rev. XX
Supplier Repair Data Reporting Specification (or applicable Auto Load Specification)	ENGOO08, Rev. XX
Supplier Self-Surveillance Requirements	S UPOO06A

4.0  Sun Audit Program.

        4.1    Initial Facility Qualification.

          Sun may require an initial facility qualification audit prior to permitting shipment of Repaired Product. This audit will cover all repair and business processes. Prior to the audit, Supplier will be required to complete the Sun Audit Questionnaire, which will be provided by Sun.

        4.2    Move and/or New Product Introduction Audit.

          If Supplier moves a repair line, a repair facility, or starts up a new Product repair line in a previously qualified facility, Sun will permit shipment of Repaired Product from that facility only upon Sun's written approval which shall not be unreasonably delayed, withheld or conditioned. In most cases, Sun will require an on site audit of the facility prior to providing approval.

        4.3    Biennial Survey.

          Sun may perform qualification audits of each repair site every other year. This audit will cover all repair and business processes. Prior to the audit, Supplier will be required to complete the Sun Audit Questionnaire, which will be provided by Sun.

        4.4    Random Audits.

          Sun may at any time conduct an audit of Supplier's repair facility(ies) during normal business hours to determine compliance with Sun's requirements with at least two (2) business day's Notice.

5.0  Supplier Process Requirements.

        5.1    Functional Performance.

          Functional performance is defined in the Specifications corresponding to the Sun FRU part numbers identified in Exhibit B-5 of Exhibit B or in the system level specifications.

        5.2    Process Commonality.

          Supplier shall have the capability to control and make common across all repair locations, any and all processes that could affect Product quality or the fulfillment of Sun requirements. These processes may include but are not limited to:

    •
    Configuration control

    •
    Minimum acceptable level

    •
    Test equipment and software

    •
    Process instructions

    •
    Labeling

    •
    Closed Loop Corrective Action ("CLCA")

    •
    Packaging

    •
    Inspection criteria

    •
    Finished goods and raw inventory planning

    •
    Engineering Change Order ("ECO") implementation

    •
    Continuous improvement

    •
    Process change control

    •
    Deviations

    •
    Stop ships/purges

        5.3    Multiple Returns.

          Multiple returns means Product identified by serial and part number returned with a similar Ire symptom [...***...] or more times, unless otherwise specified, during any [...***...] period as reported by Sun or the Supplier's testing. Supplier shall have the capability to recognize, monitor, analyze and take corrective action on Multiple Returns repaired by Supplier or Supplier authorized third party(ies). Sun and Supplier shall agree on a means to measure performance in this area and report as defined in Article 8 below. Supplier shall have the option of requiring replacement, rather than repair, of the multiple return defective unit at no cost to Sun for in warranty product.5.3.2 Returns for ECO upgrade only and not due to field failure will not be considered in the Multiple Return count.

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        5.4    Quality System.

          Supplier shall maintain a documented quality system consistent with the requirements set forth in the ISO 9000 standards. The intent of this quality system is to provide for business and repair processes which are repeatable, sustainable and capable of meeting Sun's quality, cost and delivery goals.

        5.5    Root Cause Failure Analysis.

          Supplier shall have the capability to perform root cause and failure analysis and report findings in a timely manner, as shown below or as stated in Sun's request, and to effectively capture and route Product requiring root cause analysis from identified defects or customer requests. Measurement for Failure Analysis ("FA") response is based on the date of receipt of the defective unit requiring FA by the supplier. All Notices required or permissible under this subsection 5.5 shall be made, whenever possible, using Supplier's SANsolve system.

          5.5.1    FA on identified defects is required with corrective action within [...***...] after discovery of the defect.

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          5.5.2    Notification of the requirement for a root cause analysis may be provided to Supplier in writing by email or fax or other similar mechanism, or if by voice, then subsequently followed up in writing, prior to or after the return of the defective Product for repair.

          5.5.3    Requests for FA generated by Sun's Corrective & Preventive Action System ("CPAS") require complete FA and written response via email or a mailed report within [...***...] after Supplier's receipt of the defective unit.

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  Failure Analysis requirements:

            a.    Duplication of the failure on all Products.

            b.    Sub-assembly that has failed (except for board Products).

            c.    Component on the sub-assembly that has failed.

            d.    Reason for the component failure, if required by Sun, within thirty (30) days after determination of component failure.

        5.6    Supplier Corrective Action Request ("SCAR").

          Supplier shall maintain a CLCA process for reactive events (defects) as well as continuous improvement efforts. Any SCAR issued by Sun must be addressed by Supplier within Supplier's CLCA process. SCARs may be issued as a result of events which include, but are not limited to, an audit finding, quality defect, process failure. Supplier will respond to SCARs in accordance with the time frames specified in the applicable SCAR.

        5.7    Cosmetics.

          Supplier shall comply with the requirements specified in 923-2001-XX, WWOPS: Global Cosmetics Quality—Workmanship Standards.

        5.8    Labeling/Packaging.

          Supplier shall comply with the requirements specified in 950-1419-XX, Engineering Specification for Part Identification Label; 950-1037-XX, Bar Code Marking Standard for Field Replaceable Units; and 910-2640-XX, WWOL Labeling and Packaging Procedure for Repaired FRUs, for all reworked/repaired FRUs or new units shipped to replace FRU failures.

        5.9    Mission Critical.

          Products/FRUs which are Mission Critical will be designated as such in Exhibit B-5 with the initials "MC" after the part number. All parts designated as Mission Critical must be compliant with the Mission Critical Process ENGOO06 and report data provided by Supplier in the format specified in ENGOOO8.

6.0  Supplier Notification Requirements.

        6.1    Stop Ships and Purges.

          6.1.1    Supplier shall notify Sun in writing of any discrepancy in Product quality which may have a detrimental effect on previously shipped Product or which may result in a stop ship or purge. Supplier will make recommendations regarding the disposition of this material and Supplier agrees, at Sun's request, to sort and rework all material at Sun locations, or make replacement material readily available for exchange.

          6.1.2    Cost and cure responsibility for Stop Ships and Purges shall be apportioned and handled in accordance with agreement of the parties.

        6.2    Repair Process Change Notification.

          In the event the Supplier desires to change the fundamental repair process in such a way that may impact form, fit, function, quality, reliability, serviceability, or safety, Supplier shall notify Sun in writing within a reasonable period (no less than [...***...]) prior to the Effective Date. Examples of changes which require notification include, but are not limited to:

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    •
    Major test equipment or procedures

    •
    Major repair processes

    •
    Burn-in time of environment

    •
    Repair locations

    •
    Final acceptance criteria

    •
    Packaging

    •
    Re-layout or relocation of a repair line within a facility

    •
    Cosmetic criteria

          Supplier agrees to provide verbal notification to the Sun Supplier Engineer, within [...***...] of all other repair process changes that do not affect form, fit, function, serviceability or safety. Supplier shall implement such changes in the process only if collected data verifies that quality and reliability levels would be sustained or improved. Said data will be made available for Sun review upon request.

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        6.3    ECOs.

          Supplier shall have the capability to manage ECOs throughout all repair and stocking locations and implement such ECOs in a timely manner. Supplier will integrate its ECO and field change/notification processes with that of Sun's, for example Sun's ECO, FIN, and FCO processes, so that all changes made to a Product are communicated to Sun in a timely and effective manner to a Sun specified web site or alternative location in accordance with the requirements of this Agreement. Upon Sun's request, Supplier will provide documentation, tools and parts needed to implement ECOs at Sun or Sun's TPRSs.

7.0  Quality Monitoring and Verification Requirements.

        7.1    Self Surveillance.

          It is Sun's goal to implement Supplier Self-Surveillance where feasible. The Supplier shall have a system of controls in place which assures consistent high quality repair and handling of Sun Products. This will include a means of tracking, analyzing, and continuously improving post process quality results. The Supplier Self-Surveillance Requirements are outlined in SUPOO06A.

        7.2    Incoming Inspection.

          7.2.1    Self-Surveillance Implemented.

            Sun may perform incoming inspections and testing of Repaired Products consisting of a functional test according to a Sun test procedure and/or a visual/mechanical inspection. The sample size may be adjusted at Sun's discretion and may be based upon the Supplier's Self-Surveillance quality level attained as described in SUPOOO6A.

          7.2.2    Self-Surveillance Not Implemented.

            Sun may utilize its monthly incoming inspection results as the Supplier's quality performance measurement. Acceptance at incoming inspection does not limit Supplier's responsibilities for Product failures.

          7.2.3    Supplier shall maintain an internal continuous improvement plan to demonstrate how it will achieve the DPM goal set forth in Article 2 above.

        7.3    NTF Testing.

          All tests to be used for NTF testing whether by Sun or Supplier must be reviewed and agreed to by both parties for NTF fees to be applicable.

8.0  Reports and Data.

        8.1    Monthly Quality Report.

          Supplier shall submit a monthly quality report to Sun covering three distinct categories:

    •
    Receiving and/or source inspection performed and reported by Sun.

    •
    Multiple Returns (see Section 5.3).

    •
    Self Surveillance by Supplier (see Section 7.1).

          For each of these categories, the report shall include:

    •
    Performance trend.

    •
    Pareto analysis of defects based on root cause determination.

    •
    Listing and status of suitable corrective actions, recovery plans and/or improvement plans.

    •
    Detail by serial number of defects and associated analysis.

          Supplier is responsible for correlation analysis across the three categories in order to identify common issues. The report shall be summarized at the worldwide level and delineated as appropriate to clearly identify areas requiring corrective action.

        8.2    Repair Data Reporting.

          Supplier shall comply with the requirements specified in Supplier Repair Data Reporting Specification ENGOO08. All Product with Sun part numbers, returned to the Supplier by one of Sun's contractors (External Manufacturers) for repair must be included in the Repair Data Reporting outlined in ENGOO08.

        8.3    Monthly Business Reporting.

          Supplier shall be able to generate and provide to Sun the following reports on a monthly basis.

    •
    [...***...]

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    •
    [...***...]

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    •
    [...***...]

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    •
    [...***...]

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    •
    [...***...]

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8.4  Quarterly Business Reporting.

        Supplier shall be able to generate and provide to Sun the following reports on a quarterly basis.

    •
    [...***...]

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    •
    [...***...]

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        8.5    Informational Updates.

          Supplier will provide updates to the following items specifically as they relate to Repair Services as part of the regularly scheduled meetings between Sun and Supplier:

            a.    State of the Supplier's business;

            b.    Any planned expansions, additions or moves;

            c.    Any new state of the art processes being implemented;

            d.    Additional capabilities;

            e.    ISO 9000 certification plan achievement;

            f.      Training for service, both internal and external (Supplier's contractors); and

            g.    Business accomplishments.

        8.6    Additional Information.

          If requested by Sun, Supplier shall provide the following additional information within ten (10) working days:

          a.    On hand defective inventory status by Sun part number;

          If Supplier's performance falls below [...***...], additional reports may be required by Sun. The format of such reports will be as mutually agreed to by both parties.

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9.0  Scrap.

        If scrap costs are not the sole responsibility of Supplier, Supplier shall request direction from Sun as to the disposition of scrap material. All material that is pending disposition shall be segregated from good stock and placed in a holding location. Upon receipt of written instructions from Sun as to whether Sun elects to exercise option a. or b. below, Supplier shall:

        a.    Ship the scrap Sun material to the Sun designated location at Sun's expense; or

        b.    Destroy said material and provide Sun with a Certificate of Destruction.

EXHIBIT D
DEDICATED PERSONNEL AND DEDICATED SPACE
(attached)

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Exhibit D

DEDICATED PERSONNEL AND DEDICATED SPACE

1    Dedicated Dot Hill Personnel:

        [...***...]:

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        Refer to Exhibit G-I (Resident Planner Statement of Work)

        Note: Expected usage of Supplier residents: [...***...]

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        Account Manager:

  *
  Business relationship owner and focal point for business issues.
  *
  Primary escalation path for all issues resolution.
  *
  Responsible for pricing, cost reduction program & PCR input.
  *
  Coordination of new technologies and roadmap updates.

        Quality Engineer (on site @ External Manufacturer(s)):

  *
  Provide technical assistance on production issues at External Manufacturer(s).
  *
  Provide escalation FA/RCCA assistance at External Manufacturer(s).
  *
  Interface between Sun and External Manufacturer(s), providing details of production yield issues/paretos and analysis of escalation (PPA/DOA) problems.

        Note: May involve global representation (US & UK) upon deploying on a global manufacturing basis.

        Program Manager:

  *
  Interface/Focal Point between Sun & Supplier to Provide & Track Supplier's Schedule & Open Action Items Status during Products' Qualifications, Sustaining, and EOL phases that impact Cost or Quality or Leadtime or Availability or Time to Market.
  *
  Responsible for driving day-to-day activities within Supplier, at the External Manufacturer(s) and communication of same to Operations.

        Systems Support Engineer:

  *
  During Sun's Test, Qualification and Training Phases, provide general technical support, address interoperabilty issues and be a source of technical knowledge to assist Sun in addressing technical troubleshooting issues.

2    Sun Office Space Requirements:

  *
  Dot Hill will supply one office with support for two work spaces, two external phone lines, two internet connections during pre-production phases of all Products, including but not limited to the 2U SCSI U160, 2U FC 2Gb, 1 U SCSI U 160, 2U SCSI U320 and I U SCSI U 320 development and deployment.

  *
  Sun may from time to time request this space be provided after these development and deployment phases, should any field failure pattern arise that may require in depth analysis be performed to resolve the problem and programs it develops, then Sun and Supplier shall agree in a Training Plan on the cost, if any, of such content. Notwithstanding the possible or actual use of Supplier content under this Section 4.8 or with respect to a derivative work created by Sun pursuant to a license under Section 4.6, Sun shall own any such training material or programs it creates subject only to an obligation, if any, to pay for content or a license fee as the case may be.

4.9
Pricing for each of the following delivery methods shall be set forth in a mutually agreed training plan.

        —Third party facility, material, and instructor

        —Third party instructor and material, at a Sun facility

        —Third party facility and material, with a Sun instructor

        —Third party material, at a Sun facility and Sun instructor

4.9
Sun requires and Supplier grants Sun the right to affix Sun's own logo and trademarks to any course material and to remove any Supplier logos or source designation therefrom, approval for which shall not be unreasonably withheld by Supplier. Location of the Sun logo or other Sun trademarks are to be agreed upon.

4.10
Supplier shall use reasonable efforts to provide technical support for CBTs.

4.11
Supplier shall use reasonable efforts to provide Sun with reasonable advance notice of any revision or modification to any course or the addition of any related course offerings. Soft copy of any changes or additional courses to be provided to Sun's designated recipient as they become available.

4.12
Any authorization process, that is, an approval or qualification process to provide Product support and services, must be agreed upon by both companies and Supplier's agreement to such an authorization process may not be unreasonably withheld.

4.13
Localization, if required, will be provided for an additional mutually agreed charge to Sun.

4.14
The quality of delivery and course materials, timeliness and satisfaction will be measured through the use of surveys and/or audits performed by either personnel of the parties or an independent company. Supplier shall make copies of such surveys and audits available to Sun as soon as possible.

4.15
Sun has the right to require timely revisions in course material and/or delivery, at no cost to Sun, based upon unacceptable quality reports as derived from the surveys and audits conducted pursuant to subsection 4.14.

4.16
Any agreed upon prices to Sun shall not be subject to any increase for [...***...] from Sun's General Availability date for the first Product on which the first training course is provided to Sun. Thereafter, price increases for the same scope of coverage in training course costs shall be limited to a maximum of [...***...] per year for each year following the [...***...] period immediately after the General Availability date of a Product.

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4.17
The parties shall work cooperatively in the development of any joint educational products that they elect to create. Supplier will provide demo/education equipment to support courseware delivery to the extent set forth and subject to the provisions of a mutually agreed training plan.

4.18
Supplier will conduct informal "hands-on" training for Sun test team personnel, including Sun support and problem resolution engineers. Selected portions of the session may be videotaped and made available to Sun. Additional, supplemental training sessions may be organized if necessary. Informal training for Sun test teams includes letting up to [...***...] Sun personnel work alongside Supplier test personnel in Supplier's test labs to acquire understanding of Supplier's test practices and procedures during product development, and all necessary technical support during Supplier's QA test cycles, Revenue Releases, and through subsequent bug resolutions and escalations prior to Product End-of-Life.

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4.19
All computer delivered training and training materials shall be Solaris and Netscape based and fully functional in that environment.

4.20
Sun has permission to video tape any training course offered by Supplier under this Exhibit D-l at Sun's sole expense provided a copy thereof is given to Supplier and the tape so made is used pursuant to the license provisions of subsection 4.6.

EXHIBIT E
MAINTENANCE AND SUPPORT
(attached)

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MAINTENANCE AND SUPPORT

1.0 SCOPE

This Maintenance and Support Exhibit ("Exhibit") describes the responsibilities of Sun and Supplier during the term of the Agreement as they relate to training, support and maintenance of the licensed technology.

Sun shall provide "front-line" support to Sun's customers for Technology incorporated into, modified, bundled, developed and distributed with Sun Products, including, but not limited to, receipt of initial calls, verifying the support contract, initial diagnostics, and reproduction of the Error.

If an Error is identified, a Sun technical support person will contact Supplier's support organization(s) for "backline" support which includes, but is not limited to, the items described in Section 5.0 ("Supplier's Responsibilities") of this Exhibit.

2.0  DEFINITIONS

Capitalized terms not defined in this Exhibit shall have the meanings ascribed to them in the Agreement. Some definitions from the Agreement are repeated here for the purpose of convenience.

2.1 "Documentation" means any any user manuals, installation guides, configuration guides, trouble-shooting guides, release notes, Product information sheets, read-me files and other documents which Supplier provides with the Licensed Software or Products for use and reference by end users, including but not limited to product literature (provided in electronic, printed and hyper-text form), guides and descriptions relating to the Licensed Software and Licensed Firmware.

2.2 "Error(s)" means any failure of the Licensed Software or Licensed Firmware to conform to the functional, operational and performance requirements described in the Specifications or Documentation.

2.3 "Error Correction(s)" means a modification, patch, fix or addition to the Licensed Software Licensed Firmware that establishes a procedure or routine that eliminates an Error in the Licensed Software or Licensed Firmware.

2.4 "Error Correction Matrix" means Supplier's obligations and response times required to make an Error Correction as further described in Section 5.4 ("Error Corrective Action") of this Exhibit.

2.5 "Escalation Call(s)" means the report of detected Error(s) in the Technology provided to Supplier for Error Correction, as further described in Section 4.1 ("Error Reporting") of this Exhibit. Sun shall report detected Errors in the Technology to Supplier via Supplier's SANsolve system using a, Supplier's 1-877-368-7924 help line or by e-mail to support@dothill.com or, if such systems are unavailable through telephone via a Supplier-designated special number. In any case, there will be a code attached to each Escalation Call denoting it as a Sun CPRE escalation.

2.6 "Functionality" shall have the meaning set forth in Section 4.2 of this Exhibit.

2.7 "General Availability" or "GA" means a Sun Product released to the general public on a revenue basis as elaborated in Section 6.0 ("Training") of this Exhibit.

2.8 "Impact" shall have the meaning set forth in Section 4.2 of this Exhibit.

2.9 "Initial Action Plan" means an initial plan describing the steps Supplier intends to take to ensure that the Error Correction is implemented according to the requisite time set forth in Section 5.4 ("Error Corrective Action") of this Exhibit. The Initial Action Plan may include, but is not limited to the following information: (i) description of the Error, (ii) confirmation (when possible) that the Supplier has reproduced the Error, (iii) status of the Error, (iv) actions required for Error Correction,

(v) when such actions are expected to occur and when they are expected to be completed, (vi) date when Error Correction will be implemented.

2.10 "Licensed Software" shall mean the software programs that are identified in an Award Letter, including (a) any diagnostics, set-up configuration software and device drivers included in such programs; and (b) Updates, Upgrades, and Localized Versions that are made available by Supplier to Sun under this Agreement.

2.11 "Licensed Firmware" shall mean Supplier microcode which forms an integral part of a Product that is made available by Supplier to Sun under this Agreement,, including (a) any diagnostics, set-up configuration software and device drivers included in such microcode; and (b) Updates and Upgrades that are made available by Supplier to Sun under this Agreement.

2.12 "Long Term Action Plan" means the steps Supplier intends to take to ensure that the Error is properly addressed as elaborated in Section 5.4 ("Error Corrective Action") of this Exhibit. The Long Term Action plan may include, but is not limited to the following: (i) a description of the Error, (ii) confirmation (when possible) that the Supplier has reproduced the Error, (iii) status of the Error, (iv) actions required for Error Correction, (v) a step-by-step outline citing the cause of the Error and the requirements for an Error Correction, (vi) name of Properly Trained Personnel who will carry out the Long Term Action Plan together with their telephone number and other contact information, (vii) completion dates for the requirements under the Long Term Action Plan, (viii) the date the Error Correction will be implemented, and (ix) the dates for conference calls to review progress under the Long Term Action Plan, and (x) date of Patch delivery.

2.13 "Properly Trained Personnel" means Supplier's sustaining engineering personnel capable of performing Error Corrections.

2.14 "Severity" is the impact that an Error has on a Sun customer's operations and functionality, as further described in Section 4.2 ("Error Classification") of this Exhibit.

2.15 "Source Code" shall mean means program code in high-level computer language readable by humans skilled in the language. "Source Code" includes available related documentation and tools, including comments, internal development tools and build environment.

2.16 "Specification" means the functional, operational and performance requirements for the Technology as set forth in Exhibit    of the Agreement.

2.17 "Sun Product(s)" or "Product(s)" means any product made by or for Sun that incorporates and/or bundles all or a significant portion of the Technology.

2.18 "Technology" means the Licensed Software and Licensed Firmware. .

2.19 "Update" means a release of the Licensed Software or Licensed Firmware containing substantially only Error Corrections, minor new features, functionality and/or performance enhancements.

2.20 "Upgrade(s)" means later releases, modifications, enhancements, or extensions to the Licensed Software and Licensed Firmware containing major new features or functionality.

2.21 "Workaround" means a temporary solution to an Error that allows the customer to continue to do business or use the Technology until an Error Correction is completed. A Workaround may consist of specific administrative steps or alternative programming calls. A Workaround is not an Error Correction.

3.0  DISTRIBUTION RIGHTS

It is understood and agreed by the parties that Sun may distribute Upgrades and/or Updates of the Technology to customers in the same manner Sun distributes upgrades, updates and patches to its own technology, including without limitation via a Sun-designated web site which can be accessed by customers through the Internet.

4.0  SUN'S RESPONSIBILITIES

4.1 Error Reporting. Sun shall report detected Errors in the Technology to Supplier through Supplier's SANsolve system by means of an Escalation Call. Escalation Calls may be made by telephone and/or in writing, including electronic transmission such as facsimile or by email. The Escalation Call shall identify in reasonable detail the nature of the Error(s), as well as any other information which Sun deems may reasonably assist Supplier in verification and reproduction of the reported Errors. In addition, the Escalation Call shall include Sun's classification of the Severity Level of the Error(s) in accordance with the classification criteria set forth in Section 4.2 ("Error Classification"). Supplier shall respond to Sun, in writing, within the time frames set forth in the Error Correction Matrix to accomplish acceptable Error Correction in accordance with the provisions of Section 5.4 ("Error Corrective Action").

4.2 Error Classification. Sun shall classify each Error reported in an Escalation Call according to the following criteria:

IMPACT:	Error IMPACT to customer's operation
Red Alert:	Significant or potentially significant financial/business impact to customer.
Critical:	System is down or effectively unusable as a result of the Error, or the Error causes critical impact on the customer's operation with no acceptable Workaround.
Significant:	System is up and running, but the Error causes significant impact and has no acceptable Workaround.
Limited:	System is up and running, and the Error causes only limited or insignificant impact.
FUNCTIONALITY:	Customer FUNCTIONALITY affected by Error
Red Alert:
Customer system is or is susceptible to being rendered down and/or unusable. Functionality affected by the Error may include Customer experiencing or being susceptible to experiencing data corruption, a security breach or exposure, inability to run a new application or a miss in key production dates. No acceptable Workarounds or Error Corrections are available.
Primary:	Functionality used to perform tasks considered to be essential to business operations, project completion or normal productivity of end-user.
Secondary:	Functionality used to perform tasks considered to be important, but not primary to immediate business operations.
Nonessential:	Functionality that is not important and infrequently used.

        SEVERITY: The Severity level of an Error (e.g., Severity 1) is determined by the criteria set forth below and in the Severity Matrix, and establishes the time period by which Supplier shall respond to an Escalation Call and perform an Error Correction, as elaborated in Section 5.4 ("Error Corrective Action").

        Two components establish the Severity of an Error:

  1.
  The degree the Error impacts Sun's customer ("Impact"); and

  2.
  Sun's customer functionality affected by the Error ("Functionality").

        Both Impact and Functionality are described and defined above.

        Error Severity levels range from Red Alert (most severe) to 4 (least severe):

Red Alert:	Most severe and critical or potentially critical impact on customer's system with primary functionality unusable or susceptible to becoming unusable and no Workaround. Significant or potentially significant financial/business impact to customer. Red Alerts also include Errors that may have a significant financial and/or image impact to Sun including potential loss of current sale, future business, positive reference account/product status, etc. Red Alert is its own separate category requiring involvement of Sun's upper level management and technical staff, and Supplier's management and Supplier's Properly Trained Personnel.
Severity 1:	Critical impact on primary functionality, unusable, no Workaround.
Severity 2:	Significant impact on primary functionality, or critical impact on secondary functionality.
Severity 3:	Limited impact on primary functionality, or significant impact on secondary functionality.
Severity 4:	Limited impact on non-essential functionality, or non-problematic issue.

Severity Matrix: Indicates Levels of Technical Errors

FUNCTIONALITY	IMPACT Red Alert	Critical	Significant	Limited
Red Alert	Red Alert
Primary		Severity 1	Severity 2	Severity 3
Secondary		Severity 2	Severity 3	Severity 4
Nonessential		Severity 3	Severity 4	Severity 4

4.3 Error Correction Acceptance. After Sun receives an Error Correction from Supplier, Sun shall have [...***...] to either notify Supplier, in writing, of Sun's acceptance of the Error Correction or provide Supplier with a written report (including test results and test data concerning the Error) specifying in reasonable detail all deficiencies requiring further response from Supplier according to a Sun assigned priority as set forth in Section 5.4 ("Error Corrective Action"). If an Error Correction fails, the Severity shall be raised one level and Supplier shall proceed to implement a second Error Correction in accordance with the priority and time frame set forth in the Error Correction Matrix in Section 5.4 ("Error Corrective Action"). Upon completion of the second Error Correction, Supplier shall resubmit the Error Correction to Sun for acceptance in accordance with this Section 4.3 ("Error Correction Acceptance"). If the resubmitted Error Correction is still unacceptable to Sun, Sun shall so notify Supplier within ten (10) days following receipt thereof and Supplier shall immediately dispatch Properly Trained Personnel to a Sun-designated location where Supplier's Properly Trained Personnel shall use their commercially reasonable efforts to provide an Error Correction. In the event of a Red Alert situation, if no Error Correction is provided within ten (10) days after the on-site dispatch of Supplier's Properly Trained Personnel, Sun may, in its sole discretion, declare Supplier in default under the Agreement and pursue its available remedies.

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.0  SUPPLIER'S RESPONSIBILITIES

5.1 Testing. Supplier shall test and qualify the Technology on the supported Sun systems. Both parties will determine specific tests and processes which are required to validate Technology on the supported Sun systems. At a minimum, testing shall include complete testing before Supplier's Error Correction release, install, backout & reinstall and system tests. Supplier will provide its test, qualification, and compatibility results related to the Technology to Sun for evaluation. Supplier shall test Error Corrections to ensure that each reported Error has been rectified and that the Technology continues to meet the Specification in all material respects. The results of such tests and performance measurements shall be delivered to Sun along with Updates.

5.2 Test Suites and Support Tools. Supplier shall identify and provide Sun with all available test suites and support tools used by Supplier to support and enhance the Technology. Supplier will also produce a template of information it requires from Sun in order to be able to handle an Error Correction. The template may include, but is not limited to the following information:

  a.
  Technology (including version number) producing the Error
  b.
  Date and Time the Escalation Call is submitted to Supplier
  c.
  Supplier's service order/tracking number for the Escalation Call
  d.
  Severity Level of the Error according to the Error Severity Matrix in Section 4.2 ("Error Classification")
  e.
  Description of the Error
  f.
  Sun contact and telephone number

5.3 Support Requirements. Supplier will make telephone access to its Properly Trained Personnel available to Sun. Supplier's support service center will be manned by Properly Trained Personnel during standard business hours and Supplier shall have them available for performing Error Corrections during non-business hours on a continuous basis twenty four hours a day, seven days a week, fifty two weeks per year ("24x7"). Sun reserves the right to reject Supplier's Properly Trained Personnel if they are unresponsive to Escalation Calls or are unable to perform Error Corrections.

Supplier shall provide to Sun a list of management-level designated contacts, and their e-mail addresses, telephone, cellular, pager, and facsimile numbers. Supplier shall promptly notify Sun of any changes to the Supplier contact information.

5.4 Error Corrective Action. Supplier will respond to Sun with an Error Correction action and implementation plan in accordance with the following:

Error Correction Matrix
[...***...]

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Supplier will acknowledge, in writing, receipt of the Escalation Call within the time frame designated above. Supplier will provide a service order number to the Sun technical contact so that Sun can track the Error in future communications with Supplier.

Supplier will provide Sun with an Initial Action Plan according to the requisite time frame in the Error Correction Matrix. Once Supplier submits the Initial Action Plan to Sun, Supplier will work according to Error Correction Plan to implement all Error Corrections within timeframes outlined in error correction matrix above.

Error Corrections shall be implemented according to the deadlines set forth above. If Supplier believes that an Error Correction cannot be implemented in the applicable time set forth in the Error

Correction Matrix, Supplier will immediately notify Sun; provided, however, that such notification will not reduce or eliminate Supplier's obligations under this Agreement or Exhibit. Sun may, at its sole discretion, allow Supplier to submit a Long Term Action Plan, rather than an Error Correction if Supplier is unable to meet the requisite deadline for Error Correction.

Supplier agrees that on-site Error Correction services will be provided to Sun and Sun's customer at mutually agreed dates and times. Such on-site Error Correction services may involve an additional charge upon Sun's approval. In the event that Supplier assesses the Error to be a non-Supplier Technology defect or failure, Supplier will contact Sun and promptly provide Sun with a detailed explanation of the basis for this determination.

5.5 Error Corrections to Technology. At no additional charge to Sun, Supplier shall provide all Error Corrections to Sun (in standard Sun patch format) as soon as the Error Corrections are available, but in any event within the specified time frames set forth in Section 5.4 ("Error Corrective Action"). Supplier shall also provide Error Corrections, in source code form, on-line pursuant to Article 9.0. Supplier shall conduct bug fix validation tests (on a standard base-level system) and regression testing for compatibility prior to sending the same to Sun. In the event that such testing would cause Supplier not to comply with the relevant time frames required under Section 5.4 ("Error Corrective Action"), Supplier shall inform Sun and Sun shall have the following options:

  (a)
  waive the testing requirement,
  (b)
  waive the time requirement,
  (c)
  require that Supplier proceed under its obligations and pursue its available remedies should Supplier not meet its obligations.

Whenever possible, Supplier shall send a test case or test procedure used to verify all Error Corrections.

5.6 Upgrades. Supplier shall promptly deliver Upgrades to Sun as soon as commercially available, but in no event later than Supplier's first customer shipment of Technology Upgrades. Supplier shall supply alpha and beta versions of Upgrades to Sun prior to commercial shipment to permit Sun to prepare to integrate the Upgrades into Sun Products. Sun shall have the right, but not the obligation, to provide input to Supplier regarding the content and characteristics of future versions and releases of Technology.

Supplier shall provide Upgrades to Sun in separate shippable packages as follows:

  (a)
  licenses with unrestricted right to use and distribute the Upgrade
  (b)
  media (CDs)
  (c)
  Upgrade Documentation

5.7 Bug Reports. Supplier shall permit Sun to have access to Supplier's bug reports, (free of charge) that are relevant to the Technology. Supplier shall provide bug reports to Sun on a monthly basis. Access to the bug reports shall be limited to Sun's employees, agents and subcontractors with a need to know. The information in the bug reports shall be considered confidential information in accordance with the confidentiality provisions of the Agreement. Supplier grants Sun the right to use, copy and distribute such data for purposes of resolving customer support issues with respect to the Technology.

5.8 Records. Supplier shall keep and maintain accurate records with respect to Error and Error Correction status, setting forth in reasonable detail Escalation Calls received, response time,, and implementation of Error Corrections. Supplier shall provide such records to Sun on a quarterly basis, and in addition, Supplier shall make them available to Sun upon Sun's reasonable request.

5.9 Accuracy of Data. Supplier represents and warrants that it has, prior to the Effective Date of the Agreement, supplied Sun with substantially correct information regarding Error reporting and response information relevant to the Technology as follows:

  (a)
  total number of reported Errors per month
  (b)
  average time to provide Error Corrections

6.0  TRAINING

Supplier shall provide training courses a minimum of [...***...] before Sun's general availability ("GA") date for each Sun Product which incorporates and uses the Technology in order to provide Sun with the information necessary for Sun to perform adequate support for its Products. This training shall be provided that is set forth in a mutually agreed training plan listed in Exhibit D-1, Training. The format/content of the training courses, location, and availability (dates) of such courses shall be as mutually agreed in such training plan by the parties. In addition, Supplier agrees to make training materials available to Sun to include "rights to use" the training materials, in both hard copy and electronic formats. This will allow Sun to provide further internal training and maintain ongoing Sun Product training for new employees as needed.

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7.0  END OF LIFE ("EOL")

7.1 Sun Products EOL. Supplier will provide Sun with Product support for the duration of the service life of Sun Product(s) which incorporate the Technology. This is defined as Sun Product support provided by Supplier through a period of not less than [...***...] after the last delivery date of Sun Products. Supplier will provide Sun with backline support from the commencement of the published EOL date of the Sun Products as follows:

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[...***...]

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7.2 Supplier Technology EOL. Supplier shall notify Sun of a planned EOL announcement for Technology [...***...] before the published date or the date on which the backline support of Technology is planned to be discontinued or transitioned to a third party company. Irrespective of when Supplier decides to EOL the Technology, Supplier remains obligated to continue supporting Sun through a period of not less than [...***...] after Sun decides to EOL Sun Products containing the Technology in accordance with the time frames and requirements in Section 7.1 ("Sun Products EOL"). If Supplier wishes to transition support to a third party company, Sun must qualify the backline support capability of the third party company before Sun will agree to the planned transition.

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

8.0  ON-LINE DOCUMENTATION

Supplier will provide, free of charge, an electronic version of the Documentation (such as, but not limited to, installation, programmer/developer and support manuals, and support information such as symptom/resolution data, white papers, technical tips, etc.) that is readable on Sun workstations, which

Sun may copy and distribute to Sun's service providers. This material will not, however, include training manuals and documentation, which will be made available as specified in Section 6.0 ("Training").

9.0  LIMITED SOURCE CODE RIGHTS

Within thirty (30) days after the Effective Date of this Agreement, Supplier will deliver the Licensed Software to Sun in Source Code form. During the term of this Agreement, Supplier will deliver to Sun all Updates and Upgrades to the Licensed Software in Source Code form as soon as the Licensed Software is commercially available, but in no event later than their first customer shipment. The fees, if any, related to Supplier Level 4 engineering support shall be as mutually agreed to by the parties in writing. Subject to Sun's compliance with the confidentiality provisions of Section 10.0, Supplier grants to Sun for internal use at Sun's sites where [...***...], a royalty- free, fully paid-up license to copy in limited quantities and modify the Licensed Software in Source Code form all solely to provide Level 4 support to assist with problems or issues reported by Sun's customers to Sun related to the Licensed Software. Alternatively, Sun may transition backline support and sublicense such rights to a designated third party support organization provided that such organization: (a) has been approved in writing by Supplier to receive access to such Source Code, which approval will not be unreasonably withheld, delayed or conditioned by Supplier, and (b) agrees to be bound by the license and confidentiality restrictions contained in this Agreement. Sun acknowledges and agrees that all Licensed Software in Source Code form is confidential and proprietary to Supplier. Sun's rights to use the Licensed Software in Source Code form, once delivered to Sun, will survive the expiration or any termination of this Agreement until the date on which Sun is no longer obligated to provide service and support for the Licensed Software to Sun's customers. Sun shall provide to Supplier all Error Corrections to the Licensed Software created by Sun's CPRE group (the "Sun-Originated Error Corrections"). Sun grants to Supplier the right and license, with the right to sublicense, to use, copy, create derivative works of, distribute and modify without restriction any Sun-Originated Error Corrections provided to Supplier within the scope of this Agreement. Supplier will evaluate Sun-Originated Error Corrections and, upon mutual agreement, Supplier will incorporate such Sun-Originated Error Corrections into the Licensed Software. Supplier shall control the release dates and content of all such Sun-Originated Error Corrections that the parties agree to incorporate into the Licensed Software; provided however, that Sun has the right to use, copy, create derivative works of, distribute and modify without restriction any Sun-Originated Error Corrections required to support Sun's business.

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

10.0 CONFIDENTIALITY

With respect to Source Code provided by Supplier, such Source Code may be used by Sun solely [...***...]. Sun will put in place appropriate protections to safeguard access to such Source Code, including but limited to the use of locked computer systems, access controls, and such other reasonable security measures. Notwithstanding anything to the contrary, Sun shall not provide access to such Source Code to any third party unless [...***...] and provided further that any such third party (a) has been approved in writing by Supplier to receive access to such Source Code, which approval will not be unreasonably withheld, delayed or conditioned by Supplier; and (b) agrees to be bound by the license and confidentiality restrictions contained in this Agreement.

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EXHIBIT F
SUN BINARY CODE LICENSE
(attached)

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Sun Microsystems, Inc.
Binary Code License Agreement

        READ THE TERMS OF THIS AGREEMENT AND ANY PROVIDED SUPPLEMENTAL LICENSE TERMS (COLLECTIVELY "AGREEMENT") CAREFULLY BEFORE OPENING THE SOFTWARE MEDIA PACKAGE. BY OPENING THE SOFTWARE MEDIA PACKAGE, YOU AGREE TO THE TERMS OF THIS AGREEMENT. IF YOU ARE ACCESSING THE SOFTWARE ELECTRONICALLY, INDICATE YOUR ACCEPTANCE OF THESE TERMS BY SELECTING THE "ACCEPT" BUTTON AT THE END OF THIS AGREEMENT. IF YOU DO NOT AGREE TO ALL THESE TERMS, PROMPTLY RETURN THE UNUSED SOFTWARE TO YOUR PLACE OF PURCHASE FOR A REFUND OR, IF THE SOFTWARE IS ACCESSED ELECTRONICALLY, SELECT THE "DECLINE" BUTTON AT THE END OF THIS AGREEMENT.

        1.    LICENSE TO USE. Sun grants you a non-exclusive and non-transferable license for the internal use only of the accompanying software and documentation and any error corrections provided by Sun (collectively "Software"), by the number of users and the class of computer hardware for which the corresponding fee has been paid.

        2.    RESTRICTIONS. Software is confidential and copyrighted. Title to Software and all associated intellectual property rights is retained by Sun and/or its licensors. Except as specifically authorized in any Supplemental License Terms, you may not make copies of Software, other than a single copy of Software for archival purposes. Unless enforcement is prohibited by applicable law, you may not modify, decompile, or reverse engineer Software. You acknowledge that Software is not designed, licensed or intended for use in the design, construction, operation or maintenance of any nuclear facility. Sun disclaims any express or implied warranty of fitness for such uses. No right, title or interest in or to any trademark, service mark, logo or trade name of Sun or its licensors is granted under this Agreement.

        3.    LIMITED WARRANTY. Sun warrants to you that for a period of ninety (90) days from the date of purchase, as evidenced by a copy of the receipt, the media on which Software is furnished (if any) will be free of defects in materials and workmanship under normal use. Except for the foregoing, Software is provided "AS IS". Your exclusive remedy and Sun's entire liability under this limited warranty will be at Sun's option to replace Software media or refund the fee paid for Software.

        4.    DISCLAIMER OF WARRANTY. UNLESS SPECIFIED IN THIS AGREEMENT, ALL EXPRESS OR IMPLIED CONDITIONS, REPRESENTATIONS AND WARRANTIES, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT ARE DISCLAIMED, EXCEPT TO THE EXTENT THAT THESE DISCLAIMERS ARE HELD TO BE LEGALLY INVALID.

        5.    LIMITATION OF LIABILITY. TO THE EXTENT NOT PROHIBITED BY LAW, IN NO EVENT WILL SUN OR ITS LICENSORS BE LIABLE FOR ANY LOST REVENUE, PROFIT OR DATA, OR FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES, HOWEVER CAUSED REGARDLESS OF THE THEORY OF LIABILITY, ARISING OUT OF OR RELATED TO THE USE OF OR INABILITY TO USE SOFTWARE, EVEN IF SUN HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. In no event will Sun's liability to you, whether in contract, tort (including negligence), or otherwise, exceed the amount paid by you for Software under this Agreement. The foregoing limitations will apply even if the above stated warranty fails of its essential purpose.

        6.    Termination. This Agreement is effective until terminated. You may terminate this Agreement at any time by destroying all copies of Software. This Agreement will terminate immediately without notice from Sun if you fail to comply with any provision of this Agreement. Upon Termination, you must destroy all copies of Software.

        7.    Export Regulations. All Software and technical data delivered under this Agreement are subject to US export control laws and may be subject to export or import regulations in other countries. You agree to comply strictly with all such laws and regulations and acknowledge that you have the responsibility to obtain such licenses to export, re-export, or import as may be required after delivery to you.

        8.    U.S. Government Restricted Rights. If Software is being acquired by or on behalf of the U.S. Government or by a U.S. Government prime contractor or subcontractor (at any tier), then the Government's rights in Software and accompanying documentation will be only as set forth in this Agreement; this is in accordance with 48 CFR 227.7201 through 227.7202-4 (for Department of Defense (DOD) acquisitions) and with 48 CFR 2.101 and 12.212 (for non-DOD acquisitions).

        9.    Governing Law. Any action related to this Agreement will be governed by California law and controlling U.S. federal law. No choice of law rules of any jurisdiction will apply.

        10.  Severability. If any provision of this Agreement is held to be unenforceable, this Agreement will remain in effect with the provision omitted, unless omission would frustrate the intent of the parties, in which case this Agreement will immediately terminate.

        11.  Integration. This Agreement is the entire agreement between you and Sun relating to its subject matter. It supersedes all prior or contemporaneous oral or written communications, proposals, representations and warranties and prevails over any conflicting or additional terms of any quote, order, acknowledgment, or other communication between the parties relating to its subject matter during the term of this Agreement. No modification of this Agreement will be binding, unless in writing and signed by an authorized representative of each party.

        For inquiries please contact: Sun Microsystems, Inc. 4150 Network Circle, Santa Clara, CA 95054

EXHIBIT G
RESIDENT SUPPLIER AGREEMENT
(attached)

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EXHIBIT G

RESIDENT SUPPLIER PROGRAM

        WHEREAS Sun and Supplier have entered the Agreement of even date whereby Supplier was to manufacture certain Products, among other things, for Sun, and

        WHEREAS Sun desires that Supplier provide the services of a full time employee(s) of Supplier who will reside at the facilities of Sun to perform certain services for Sun and Supplier detailed in the Statement of Work, and

        WHEREAS Supplier is willing to provide the services of such employee(s) without additional compensation.

        NOW THEREFORE in consideration of the following promises, covenants and representations, the parties agree as follows:

1.
Resident Supplier. Supplier shall, through an employee or employees designated by Supplier (herein "RS Employee"), perform the services (herein the "Services") described in the Statement of Work, attached hereto as Exhibit D-1 and incorporated herein by reference. The RS Employee shall be resident at a Sun site(s) designated by Sun.

2.
Sun's Obligations. Sun shall provide the RS Employee with office space which shall include access to a telephone, facsimile machine, a Sun workstation and necessary administrative support. Sun shall provide the RS Employee access to such information and personnel of Sun as is necessary to permit the RS Employee to perform the services set out in the Statement of Work.

3.
Relationship of Parties. The RS Employee shall remain at all times an employee of Supplier. The RS Employee may perform the Services under the general direction of Sun, but Supplier shall be responsible for the actions and decisions of the RS Employee, except to the extent that the RS Employee relied, in good faith, on the specific direction or instructions of Sun or the information provided by Sun, in performing the services. Supplier shall be solely responsible for all employee decisions with regard to the RS Employee including, but not limited to, performance reviews, promotions, disciplinary action and termination.

4.
Liability of Supplier for RS Employee.

4.1.
The RS Employee role is a critical position in ensuring the successful planning and execution for Sun and Supplier, therefore Supplier's management shall actively monitor the role of the RS Employee and the individual(s) filling this role, to ensure that risk and opportunity, e.g. material exposure, potential excess and obsolete liability, is diligently evaluated and approved at appropriate management levels within Supplier's organization and that suitable internal processes are developed to support and assist the RS Employee(s).

4.2.
The RS Employee shall observe the working hours, working rules and holiday schedule of Sun while working on Sun's premises. If Sun reasonably determines that the presence of the RS Employee is detrimental to the progress of the work performed under the Agreement Supplier shall replace such person with a properly qualified person, reasonably acceptable to Sun, as soon as is reasonably practical.

4.3.
Supplier shall be responsible for all salary and benefits owed to the RS Employee and the payment of any and all payroll or other taxes due as a result of the performance of the Services by the RS Employee. Supplier acknowledges and agrees that, to the extent required by law, it is the responsibility of Supplier to report as income all compensation received by the RS Employee and Supplier shall indemnify, defend and hold harmless Sun from any obligation to pay any sales or withholding taxes, social security, unemployment or disability insurance or similar charges or imposts, including any interest or penalties thereon, in connection with any payments made to the RS Employee.

  4.4.
  Supplier shall indemnify, defend and hold harmless Sun, its officers, directors, employees, agents and attorneys from and against any claims or actions suffered by or claimed to be suffered by the RS Employee while performing the Services for Sun or while in, on, or about Sun's premises.

  4.5.
  Supplier shall at all times comply with all applicable laws in the performance of the Services, including but not limited to all applicable employment laws (labour laws) of the jurisdiction in which the RS Employee is employed by Supplier. Supplier represents that it has workers compensation insurance that covers RS Employee, if workers compensation insurance or coverage is required for employees in the jurisdiction in which the RS Employee is employed by Supplier. It is expressly agreed that Supplier is an independent contractor, and neither Supplier nor the RS Employee is an employee or agent of Sun and have no authority to bind Sun by contract or otherwise or make any claim for employment benefits against Sun.

5.
Consideration. Supplier shall receive no additional compensation or consideration for the Services performed by the RS Employee as provided herein.

6.
Confidential Information. The parties hereto acknowledge that, in the course of performing the Services hereunder, the RS Employee will be exposed to certain information and data, which may be disclosed orally, in writing or by other media, and that such information may not be labelled or identified as confidential or proprietary information of Sun at the time of disclosure or discovery. Notwithstanding the foregoing, all information, data, records, reports and other information, however designated or described, to which the RS Employee may be exposed while performing the Services or otherwise while on Sun's premises, shall be considered the confidential and proprietary information of Sun and shall be subject to the obligations of confidentiality set out in the Agreement and the Confidential Disclosure Agreement signed separately by the Supplier attached as Exhibit D-2.

7.
No Solicitation. Sun shall not solicit the employment of the RS Employee during that period of time that the RS Employee is assigned to Sun and for [...***...] after such assignment ends. It shall not be deemed a violation of this prohibition if Sun hires the RS Employee as a result of the RS Employee initiating the inquiry of employment in response to a job opening that has been published either to the public at large or to Sun's employee population.

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8.
No Other Amendments or Waivers. Except as expressly provided in this Amendment, all of the terms and conditions of the Agreement remain in full force and effect.

9.
Exhibits. The following is the list of Exhibits and Attachments which are attached hereto and incorporated herein by this reference as if set forth in full:

        Exhibit D-1—Statement of Work (i.e., Resident Planner, Resident Manager, Resident Engineer)

        Exhibit D-2—Confidential Disclosure Agreement

EXHIBIT G-1
RESIDENT PLANNER
STATEMENT OF WORK

Job Standards for Resident Suppliers

1.
Material Requirements Plan ("MRP") System Integrity

        The Resident Supplier Planner ("RSP") shall maintain MRP systems integrity by:

  ☐
  Managing the forecasting system.

  ☐
  Placing replenishment orders, approved by the responsible Sun Manager, ensuring that there are no past due delivery dates.

  ☐
  Monitor Supplier performance against Sun's customer orders.

  ☐
  Tracking and completing all assigned action items from weekly/regular supply/demand management meetings and as directed by Sun management.

  ☐
  Ensuring that all Product parameters are reviewed and updated monthly.

2.
Supplier Management

  Forecast Communication. The RSP shall establish forecast communication processes with Supplier and transmit each new forecast, as approved by the Sun Manager, to Supplier in accordance with the Supply Planning calendar, ensuring that Supplier understands this information is for Supplier's convenience only and does not create an obligation on the part of Sun. The RSP shall obtain Supplier's timely commitment pursuant to Sun's request/commit process.

  The RSP shall proactively drive and support implementation of "Break Through Supply Chain" initiatives (e.g., Demand Replenishment, Auto-Swap, etc.) and take ownership for their sustained effectiveness.

  The RSP is the Supplier's focal point for coordinating scorecard data input associated with planning activities.

3.
Supply Plan Execution

  The RSP shall, on a daily basis, manage and be responsible for:

  ☐
  Ensuring Product availability to standard lead-times;

  ☐
  Monitoring actual demand against Supplier's planned build/in-feed plan and highlighting to Sun management any potential negative impacts; and

  ☐
  Ensuring that Supplier's individual sites (where relevant) are balancing material/capacity in-line with Sun's actual demand profile and raising any concerns with this to both their local management and Sun's management.

4.
Product Management

  The RSP will, on an as-needed basis, participate in and represent the Supplier on Sun New Product Introduction (NPI) teams to ensure continuity of supply and minimize End of Life ("EOL") costs associated with Product transitions.

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5.
Inventory Management

  The RSP shall be responsible for supporting all key business metrics identified by Sun, including, but not limited to, the following:

  ☐
  Ensuring that Supplier's designated Products are always within the Sun-specified Days of Supply (DOS) targets.

  ☐
  Providing input into the Inventory Outlook (I/O) targets.

  ☐
  Monitoring nonnettable inventory management (Material Review Board ("MRB") and SBO rework).

  ☐
  Providing to Sun a [...***...] status of any potential Excess and Obsolete (E&O) exposures resulting from: Engineering Change Order (ECO) activity, Supply Plan cuts, Product cancellations, EOL announcements, etc.

  ☐
  Monitoring the MRB aging reports to ensure that Product is not held more than [...***...] and escalating this to Sun management in the event that material in MRB has exceeded the specified timeframe.

  ☐
  Monitoring the RTV aging reports to ensure that Product is not held more than [...***...] and escalating this to Sun management in the event that any RTV has exceeded the specified timeframe.

  ☐
  Ensuring that there is immediate Supplier and Sun management visibility of any returned Product which has been under repair at the Supplier for more than [...***...]. Sun will not be liable to Supplier for the cost of production Product which Supplier fails to repair and return to Sun within [...***...] after such Product was returned to Supplier.

  ☐
  Ensuring that any receiving discrepancies are brought to the attention of the Supplier and Sun management within 3 days after occurrence.

6.
Business Management

☐
AP/AR issues resolution

☐
Requires senior supplier management expertise and capable of effectively and rapidly escalating to Supplier's senior management.

☐
Must be equally effective working with Sun management and Sun cross-functional teams.

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EXHIBIT G-2

CONFIDENTIAL DISCLOSURE AGREEMENT

        Effective Date: May    , 2002

WHEREAS Sun Microsystems, Inc., (herein "Sun") and DotHill Systems Corporation (herein the "Resident Supplier" have entered into an agreement whereby, among other things, the Resident Supplier is to provide the services of an employee to perform certain services on Sun's premises, and WHEREAS Resident Supplier's employee will have access and exposure to the confidential information of Sun and third parties with whom Sun may conduct business.

NOW THEREFORE:

1. a) The Sun information disclosed under this Agreement ("Information") whether disclosed orally, in writing or by other media, includes, but is not limited to, the following: forecasts, bookings, new product schedules, material pricing, quality data, marketing data relating to Sun's products.

    b) The permitted use of Information is: for Resident Supplier's employee to perform planning and purchasing functions on behalf of Sun, as a representative of the Resident Supplier on Sun's premises.

2. The Resident Supplier's obligations regarding Information expire four (4) years after the date of disclosure. Information shall be used solely as permitted above and shall not be disclosed to a third party. The Resident Supplier shall hold Information in strict confidence and shall provide Information to other employees of Resident Supplier only on a need-to-know basis. Upon termination of this Agreement or upon Sun's written request, the Resident Supplier shall cease use of Information and return or destroy all Information. In addition to the foregoing, Resident Supplier shall not gain access, or attempt to gain access, to Sun's local area network or Sun's wide area network, or the data, records, files or other information maintained electronically therein except as necessary to perform the services Resident Supplier was contracted to perform. Any and all data, records, files and other information in whatever form or format obtained by Resident Supplier as a result of Resident Supplier's employee residing in or having access inside Sun's facilities or having access to such data, records, files and other information shall be deemed Confidential Information whether or not it has been so labelled. Any improper access by Resident Supplier to information which is not necessary to perform the services hereunder shall be deemed a material breach of this Agreement and the services agreement with which this Agreement is associated.

3. The Resident Supplier shall be obligated to protect Information which is disclosed orally or in written form and identified as confidential or proprietary, or which the Resident Supplier would be expected to know is the confidential information of Sun.

4. This Agreement imposes no obligation upon the Resident Supplier with respect to Information which the Resident Supplier can establish by legally sufficient evidence: (a) was in the possession of, or was known by, the Resident Supplier's employee or the Resident Supplier prior to its receipt from Sun, without an obligation to maintain its confidentiality; (b) is or becomes generally known to the public without violation of this Agreement; (c) is obtained by the Resident Supplier from a third party having the right to disclose it, without an obligation to keep such information confidential; or (d) is independently developed by the Resident Supplier's employee or the Resident Supplier without the use of Information and without the participation of individuals who have had access to Information.

5. Disclosure of Information is not prohibited if prior notice is given to Sun and such disclosure is: (a) compelled pursuant to a legal proceeding or (b) otherwise required by law. The Resident Supplier agrees that any breach of this Agreement will result in irreparable harm to Sun for which damages would be an inadequate remedy and, therefore, in addition to its rights and remedies otherwise available at law, Sun shall be entitled to equitable relief, including injunction, in the event of such breach. The Resident Supplier waives any requirement for the posting of a bond or other security in the event that Sun seeks such an injunction. Sun retains ownership of the Information. Neither the Resident Supplier nor the Resident Supplier's employee acquires any rights in Information, except the limited right to use Information as described above.

6. Resident Supplier understands and agrees that nothing in this Agreement creates an employer/employee relationship between Sun and Resident Supplier's employee. Resident Supplier acknowledges and agrees that Resident Supplier's employee will not be a Sun employee or eligible for any benefits of employment from Sun, including, but not limited to, wages, vacation, paid or unpaid leave, or participation in any Sun employee benefit plan. Resident Supplier further acknowledges and affirms that Resident Supplier is and will be Resident Supplier employee's sole employer for the duration of Resident Supplier employee's assignment to Sun.

7. This Agreement constitutes the entire agreement between the parties concerning its subject matter. All additions or modifications to this Agreement must be made in writing and must be signed by an authorized representative of each party. The parties agree to comply strictly with all applicable export control laws and regulations. Any action related to this Agreement will be governed by California law, excluding choice of law rules.

8. Either party may terminate this Agreement for convenience by providing thirty (30) days written notice to the other. However, in accordance with Section 2 above, Resident Supplier's and/or Resident Supplier employee's obligations to protect Information shall survive any termination.

SUN MICROSYSTEMS, INC.	DOTHILL SYSTEMS CORPORATION
BY:	BY:
NAME:	NAME:
TITLE:	TITLE:
DATE:	DATE:

[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

QuickLinks

Product Purchase Agreement
EXHIBIT A ELECTRONIC DATA INTERCHANGE (EDI) TERMS
EXHIBIT A-1 SAMPLE TEMPLATE PRODUCT SUPPLEMENT/AWARD LETTER
EXHIBIT B CUSTOMER SUPPORT PROVISIONS (attached)
Exhibit B Customer Support Provisions
Exhibit B-1 Supplier's Repair Facilities
Exhibit B-2 Sun Enterprise Services Offices and Distribution Centers
Exhibit B-3 Sun Enterprise Services Third Party Repair Suppliers
EXHIBIT B-4 NTF Charges
EXHIBIT B-5 Out of Warranty Repair Sun Part Number Supplier Part Number Product Description Price New Product Warranty
Exhibit B-5 Out of Warranty Repair
EXHIBIT C SUPPLIER'S QUALITY PROGRAM (attached)
EXHIBIT C SUPPLIER'S QUALITY PROGRAM
EXHIBIT C-1 CUSTOMER SUPPORT QUALITY REQUIREMENTS
EXHIBIT D DEDICATED PERSONNEL AND DEDICATED SPACE (attached)
Exhibit D DEDICATED PERSONNEL AND DEDICATED SPACE
EXHIBIT E MAINTENANCE AND SUPPORT (attached)
MAINTENANCE AND SUPPORT
EXHIBIT F SUN BINARY CODE LICENSE (attached)
Sun Microsystems, Inc. Binary Code License Agreement
EXHIBIT G RESIDENT SUPPLIER AGREEMENT (attached)
EXHIBIT G RESIDENT SUPPLIER PROGRAM
EXHIBIT G-1 RESIDENT PLANNER STATEMENT OF WORK
EXHIBIT G-2 CONFIDENTIAL DISCLOSURE AGREEMENT